UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12
HYATT HOTELS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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71 South Wacker Drive, 12th Floor, Chicago IL 60606 • Tel: 312.750.1234

www.hyatt.com

April 22, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation to be held at Hyatt Lodge at McDonald’s Campus, 2815 Jorie Boulevard, Oak Brook, Illinois, 60523, on Monday, June 10, 2013, at 11:00 a.m., local time.

At the Annual Meeting you will be asked to (a) elect four directors to our board of directors, (b) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (c) approve the Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, (d) approve the Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan, (e) approve, on an advisory basis, the compensation paid to our named executive officers and (f) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Thomas J. Pritzker Executive Chairman of the Board		Mark S. Hoplamazian President and Chief Executive Officer

HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 10, 2013

NOTICE HEREBY IS GIVEN that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation (“Hyatt”) will be held at Hyatt Lodge at McDonald’s Campus, 2815 Jorie Boulevard, Oak Brook, Illinois, 60523, on Monday, June 10, 2013, at 11:00 a.m., local time, for the following purposes:

1.	To elect four directors to hold office until the 2016 annual meeting of stockholders;

2.	To ratify the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for the fiscal year ended December 31, 2013;

3.	To approve the Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan;

4.	To approve the Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan;

5.	To conduct an advisory vote to approve the compensation paid to our named executive officers; and

6.	To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

Information relating to the above matters is set forth in the attached proxy statement. Stockholders of record at the close of business on April 15, 2013 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice of Annual Meeting of Stockholders, proxy statement and proxy card are being sent to stockholders beginning on or about April 22, 2013.

By Order of the Board of Directors

Rena Hozore Reiss

Executive Vice President, General Counsel

and Secretary

Chicago, Illinois

April 22, 2013

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 10, 2013.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2012 are available at http://wfss.mobular.net/wfss/h/.

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
1. Q: Why am I receiving these materials?	1
2. Q: When and where is the Annual Meeting?	1
3. Q: What is the purpose of the Annual Meeting?	1
4. Q: How can I attend the Annual Meeting?	2
5. Q: What should I do if I receive more than one set of proxy materials?	2
6. Q: What is the difference between holding shares as a record holder versus a beneficial owner?	2
7. Q: Who can vote and how do I vote?	3
8. Q: What are my voting choices, and how many votes are required for approval or election?	3
9. Q: How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?	4
10. Q: How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?	4
11. Q: What is the effect of an “abstain” vote on the proposals to be voted on at the Annual Meeting?	5
12. Q: What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?	5
13. Q: Who counts the votes?	6
14. Q: Revocation of proxy: May I change my vote after I return my proxy?	6
15. Q: What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?	6
16. Q: What constitutes a quorum?	6
17. Q: Where can I find the voting results of the Annual Meeting?	6
18. Q: Who will pay the costs of soliciting these proxies?	6
19. Q: What happens if additional matters are presented at the Annual Meeting?	7
20. Q: What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2014 annual meeting of stockholders and identified in our form of proxy relating to the 2014 annual meeting?	7
21. Q: What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2014 annual meeting of stockholders?	7
22. Q: How do I submit a potential director nominee for consideration by the board of directors for nomination?	8

ARTICLE II: CORPORATE GOVERNANCE	8
PROPOSAL 1 — ELECTION OF DIRECTORS	8
OUR BOARD OF DIRECTORS	9
COMMUNICATIONS WITH THE BOARD OF DIRECTORS	15
CODE OF BUSINESS CONDUCT AND ETHICS	16
CORPORATE GOVERNANCE GUIDELINES	16
DIRECTOR INDEPENDENCE	16
COMMITTEES OF THE BOARD OF DIRECTORS	17
COMPENSATION OF DIRECTORS	24
COMPENSATION COMMITTEE REPORT	26
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	26

ARTICLE III: EXECUTIVE COMPENSATION	27
COMPENSATION DISCUSSION AND ANALYSIS	27

i

ii

HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 10, 2013

The board of directors of Hyatt Hotels Corporation (referred to herein as “Hyatt,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, June 10, 2013, beginning 11:00 a.m., local time, at Hyatt Lodge at McDonald’s Campus, 2815 Jorie Boulevard, Oak Brook, Illinois 60523, and at any adjournments or postponements thereof. This proxy statement is first being released to stockholders by the Company on or about April 22, 2013.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 10, 2013.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2012 are available at http://wfss.mobular.net/wfss/h/.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q:	Why am I receiving these materials?

A:	We are furnishing the enclosed Notice of Annual Meeting of Stockholders, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on April 15, 2013, because the board of directors of Hyatt is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. Also enclosed is our Annual Report for the fiscal year ended December 31, 2012, which, along with our proxy statement, is also available online at http://wfss.mobular.net/wfss/h/.

2.	Q:	When and where is the Annual Meeting?

A:	The Annual Meeting will be held at Hyatt Lodge at McDonald’s Campus, 2815 Jorie Boulevard, Oak Brook, Illinois 60523, on Monday, June 10, 2013 at 11:00 a.m., local time.

3.	Q:	What is the purpose of the Annual Meeting?

A:	At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of four directors; the ratification of Deloitte & Touche LLP as our independent registered public accounting firm; approval of the Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (“2013 LTIP”); approval of the Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan (“Incentive Plan”); the advisory vote to approve compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”) (the “Say on Pay Advisory Vote”); and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

4.	Q:	How can I attend the Annual Meeting?

A:	Only stockholders who own shares of Hyatt common stock as of the close of business on April 15, 2013, the record date, will be entitled to attend the Annual Meeting. A valid admittance slip (or other written proof of stock ownership as described below) and a photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting.

•

If your shares are registered in your name and you received your proxy materials by mail, an admittance slip appears at the back of this proxy statement. You should bring that admittance slip with you to the Annual Meeting.

•

If you are a beneficial owner of shares of common stock and your shares are held in a brokerage account or by another nominee as further described in Question 6 below, you will be admitted to the Annual Meeting only if you present either a valid legal proxy from your bank or broker as to your shares, an admittance slip, or a recent bank or brokerage statement demonstrating that you owned shares of Hyatt common stock as of the close of business on April 15, 2013.

No cameras, recording devices, other electronic devices or large packages will be permitted at the Annual Meeting. Photographs taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

5.	Q:	What should I do if I receive more than one set of proxy materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive.

6.	Q:	What is the difference between holding shares as a record holder versus a beneficial owner?

A:	Most Hyatt stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders: If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your voting proxy directly to Hyatt or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, bank or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors, approval of the 2013 LTIP, approval of the Incentive Plan and the Say on Pay Advisory Vote are considered “non-discretionary items,” while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 12 below for more information about broker non-votes.

7.	Q:	Who can vote and how do I vote?

A:	Only holders of our common stock at the close of business on April 15, 2013, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

•	in person at the Annual Meeting with a proxy card/legal proxy;

•	by mail, using the paper proxy card;

•	by telephone, by calling the toll-free telephone number on the proxy card; or

•	through the Internet, using the procedures and instructions described on the proxy card.

Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a legal proxy issued in your name.

8.	Q:	What are my voting choices, and how many votes are required for approval or election?

A:	In the vote on the election of four director nominees identified in this proxy statement to serve until the 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualified, stockholders may (1) vote in favor of all nominees or specific nominees; or (2) withhold authority to vote for all nominees or specific nominees. A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors. The board of directors unanimously recommends a vote FOR each of the nominees.

In the vote on the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for fiscal year 2013, stockholders may (1) vote in favor of the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013 will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal, however, stockholder ratification is not required to authorize the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The board of directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013.

In the vote on the proposal to approve the 2013 LTIP, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval of the 2013 LTIP will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The board of directors unanimously recommends a vote FOR the approval of the 2013 LTIP.

In the vote on the proposal to approve the Incentive Plan, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval of the Incentive Plan will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The board of directors unanimously recommends a vote FOR the approval of the Incentive Plan.

In the Say on Pay Advisory Vote, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The board of directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

9.	Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?

A:	The holders of our Class A common stock are entitled to one vote per share and the holders of our Class B common stock are entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

At the close of business on April 15, 2013, we had outstanding and entitled to vote 46,243,853 shares of Class A common stock and 115,434,342 shares of Class B common stock. Collectively, the holders of Class A common stock on such date will be entitled to an aggregate of 46,243,853 votes, and, collectively, the holders of Class B common stock on such date will be entitled to an aggregate of 1,154,343,420 votes, on all matters to be voted upon at the Annual Meeting. Therefore, for all matters to be voted upon at the Annual Meeting, the holders of our Class B common stock will collectively hold approximately 96.1% of the total voting power of our outstanding common stock. See Question 10 for additional information.

10.	Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?

A:

Voting agreements entered into with or among Hyatt’s major stockholders will result in all of the shares of our Class B common stock being voted consistent with the recommendations of Hyatt’s board of directors. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement (the “Amended and Restated Global Hyatt Agreement”) and the Amended and Restated Foreign Global Hyatt Agreement (the “Amended and Restated Foreign Global Hyatt Agreement”), Pritzker family business interests, which beneficially own in the aggregate 90,322,256 shares of our Class B common stock, or approximately 75.2% of the total voting power of our outstanding common stock, have agreed to vote their shares of our common stock consistent with the recommendation of our board of directors with respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three independent directors (excluding for such purposes any Pritzker)) or, in the case of transactions involving us and an affiliate, assuming agreement of all of such minimum of three independent directors (excluding for such purposes any Pritzker). This voting agreement expires on the later to occur of January 1, 2015, and the date upon which more than 75% of our fully diluted shares of common stock is owned by non-Pritzker family business interests. In addition, other existing stockholders, including entities affiliated with Goldman, Sachs & Co. and Madrone GHC, LLC, that beneficially own in the aggregate 25,112,086 shares of our Class B common stock, or approximately 20.9% of the total voting power of our outstanding common stock, have entered into a voting agreement with us under which they have agreed to vote their shares of Class B common stock consistent with the recommendation of our board of directors, without any separate requirement that our independent directors agree with the recommendation. These voting agreements expire on the later to occur of December 31, 2013 and the date that Mr. Thomas J. Pritzker is no longer chairman of our board of directors. While these voting agreements are in effect, they may provide our board of directors with effective control over matters requiring stockholder approval. Because our board of directors (including all of our independent directors) has recommended a vote FOR proposal one, FOR proposal two, FOR proposal three, FOR proposal four and FOR proposal five each stockholder party to the voting agreements will be contractually obligated to vote in favor of proposal one, in favor of proposal two, in favor of proposal three, in favor of proposal four and in favor of proposal five. Because the holders of our Class B common stock hold approximately 96.1% of the total voting power of our outstanding common stock, these voting agreements will cause the outcome of the vote on each of the matters to be voted upon at the Annual Meeting to be consistent with the recommendations of our board of directors.

As used in this Proxy Statement, the term “Pritzker family business interests” means (1) various lineal descendants of Nicholas J. Pritzker (deceased) and spouses and adopted children of such descendants; (2) various trusts for the benefit of the individuals described in clause (1) and trustees thereof; and (3) various entities owned and/or controlled, directly and/or indirectly, by the individuals and trusts described in (1) and (2).

11.	Q:	What is the effect of an “abstain” vote on the proposals to be voted on at the Annual Meeting?

A:	An “abstain” vote with respect to any proposal is considered present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Therefore, an abstention will not have any effect on the election of directors. Because each of the other proposals requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal in order to pass, an abstention will have the effect of a vote against the remaining proposals.

12.	Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?

A:	A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock Exchange (“NYSE”). A broker non-vote is considered present for purposes of determining whether a quorum exists, but is not considered a “vote cast” or “entitled to vote” with respect to such matter. Therefore, broker non-votes will not have any effect on any of the matters to be voted on at the Annual Meeting.

Under NYSE rules, the election of directors, approval of the 2013 LTIP, approval of the Incentive Plan and the Say on Pay Advisory Vote are not considered “discretionary” items. Therefore, if you do not provide instructions to the record holder of your shares with respect to these four proposals, broker non-votes will result with respect thereto. The ratification of appointment of our independent registered public accounting firm is a routine item under NYSE rules. As a result, brokers who do not receive instructions as to how to vote on these matters generally may vote on this matter in their discretion.

13.	Q:	Who counts the votes?

A:	Wells Fargo Bank, N.A., will count the votes. The board of directors has appointed Wells Fargo Bank, N.A. as the inspector of elections.

14.	Q:	Revocation of proxy: May I change my vote after I return my proxy?

A:	Yes, you may revoke your proxy if you are a record holder by:

•	filing written notice of revocation with Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606;

•

signing a proxy bearing a later date than the proxy being revoked and submitting it to Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606; or

•	voting in person at the Annual Meeting.

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

15.	Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?

A:	Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares: FOR all of the nominees for director named in this proxy statement; FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2013; FOR the approval of the 2013 LTIP; FOR the approval of the Incentive Plan and FOR the approval of the Say on Pay Advisory Vote.

16.	Q:	What constitutes a quorum?

A:	Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Hyatt’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.

17.	Q:	Where can I find the voting results of the Annual Meeting?

A:	We will publish final results on a Current Report on Form 8-K within four business days after the Annual Meeting.

18.	Q:	Who will pay the costs of soliciting these proxies?

A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

19.	Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the five proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Mark S. Hoplamazian and Gebhard F. Rainer and Ms. Rena Hozore Reiss, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not receive timely notice. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

20.	Q:

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2014 annual meeting of stockholders and identified in our form of proxy relating to the 2014 annual meeting?

A:	December 23, 2013 is the deadline for stockholders to submit proposals to be included in our proxy statement and identified in our form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

21.	Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2014 annual meeting of stockholders?

A:	Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2014 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than February 10, 2014 and no later than March 12, 2014. Stockholders are advised to review our bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

22.	Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?

A:	You may submit names of potential director nominees for consideration by the board of directors’ nominating and corporate governance committee for nomination by our board of directors at the 2014 annual meeting of stockholders. Your submission should be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The section titled “Nominating and Corporate Governance Committee” below describes the information required to be set forth in your submission, and provides information on the nomination process used by our nominating and corporate governance committee and our board of directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our board of directors at the 2013 Annual Meeting. December 1, 2013 is the deadline to submit a potential director nominee for consideration by our board of directors for nomination at the 2014 annual meeting of stockholders.

ARTICLE II: CORPORATE GOVERNANCE

PROPOSAL 1 — ELECTION OF DIRECTORS

Hyatt’s Amended and Restated Certificate of Incorporation provides that the total number of members of the board of directors shall consist of not less than five nor more than 15 members, with the precise number of directors to be determined by a vote of a majority of the entire board of directors. At present, the board of directors has fixed the number of members of the board of directors at 12. Hyatt’s Amended and Restated Certificate of Incorporation further provides that the board of directors will be divided into three classes, as nearly equal in number as is practicable, designated Class I, Class II and Class III. Members of each class of the board of directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.

Class I, the class of directors whose term expires at the Annual Meeting, currently consists of four persons. In accordance with the recommendation of the nominating and corporate governance committee, the board of directors has unanimously nominated Mark S. Hoplamazian, Penny Pritzker and Michael A. Rocca, three of the incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the board of directors. Bernard W. Aronson, a director since 2004, will not be nominated to stand for re-election as a director at the Annual Meeting. Cary D. McMillan, a new director nominee, will stand for election as the fourth Class I director. Mr. McMillan was recommended for consideration by Mr. Hoplamazian. Each of Messrs. Hoplamazian, McMillan and Rocca and Ms. Pritzker has been nominated to hold office until the 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the nominees named in this proxy statement.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the board of directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are identified by the board of directors.

The board of directors unanimously recommends that the stockholders vote “FOR” each of Mark S. Hoplamazian, Cary D. McMillan, Penny Pritzker and Michael A. Rocca as directors to serve and hold office until the 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

OUR BOARD OF DIRECTORS

Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director nominee or director is qualified and should serve as a director of Hyatt.

Directors Standing for Re-Election

Mark S. Hoplamazian	Director since 2006

Age 49

Mark S. Hoplamazian has been a member of our board of directors since November 2006. He has served as our President and Chief Executive Officer since December 2006, as interim President from July 2006 to December 2006 and Vice President from August 2004 to December 2004. From April 2004 to August 2009, Mr. Hoplamazian served as President and Director of The Pritzker Organization, LLC (“TPO”), the principal financial and investment advisor to various Pritzker family business interests. Mr. Hoplamazian served in various capacities with TPO since its formation in 1997, and with its predecessors prior to its formation, including managing its merchant banking and investment activities. From August 2009 to December 2010, Mr. Hoplamazian was a Vice President of TPO. Mr. Hoplamazian is the current Chairman of the National Advisory Council on Minority Business Enterprise. He serves on the Advisory Board of Facing History and Ourselves, the Council on the University of Chicago Booth School of Business, the Board of Directors of New Schools for Chicago, the Executive Committee of the Board of Directors of World Business Chicago, and the Henry Crown Fellowship Program Board of Overseers. Mr. Hoplamazian is a member of the World Travel & Tourism Council, the Commercial Club of Chicago, and the Discovery Class of the Henry Crown Fellowship.

As Hyatt’s President and Chief Executive Officer, Mr. Hoplamazian provides our board of directors with valuable insight regarding Hyatt’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in board discussions regarding strategic planning and development for the Company. The board of directors also benefits from Mr. Hoplamazian’s historical knowledge of Hyatt. Prior to becoming our President and Chief Executive Officer, Mr. Hoplamazian regularly advised Hyatt on business and financial matters in his various roles at TPO. Mr. Hoplamazian is financially sophisticated and also has significant mergers and acquisitions and corporate finance experience.

Cary D. McMillan	New Director Nominee

Age 55

Cary D. McMillan is the Chief Executive Officer of True Partners Consulting LLC, a nationwide provider of tax and financial consulting services, headquartered in Chicago. Mr. McMillan co-founded True Partners Consulting LLC in 2005. Prior to joining True Partners Consulting LLC, he was Executive Vice President of Sara Lee Corporation, Chief Executive Officer of Sara Lee Branded Apparel and a member of Sara Lee’s Board of Directors. Before joining Sara Lee in 1999 as its Chief Financial Officer he was managing partner of Arthur Andersen’s Chicago office. Mr. McMillan serves on the Boards of Directors of McDonald’s Corporation and American Eagle Outfitters, Inc. He served as a Director on the Board of Hewitt Associates from 2002 to 2010. He is also active in the Chicago non-profit community. He currently is the Chairman of The School of the Art Institute of Chicago; Vice Chairman of The Art Institute of Chicago; and a Trustee of Millennium Park and WTTW.

Mr. McMillan brings to our board of directors extensive management and operations experience as a senior executive at a global, complex consumer brand company. The board of directors values Mr. McMillan’s knowledge of strategy and business development, finance and accounting skills and international operations experience. Mr. McMillan is also a certified public accountant and his experience as a former audit partner with Arthur Andersen LLP as well as his service on the Audit Committees of McDonald’s Corporation and American Eagle Outfitters, Inc. provides him with extensive knowledge of financial and accounting issues.

Penny Pritzker	Director since 2004

Age 53

Penny Pritzker has been a member of our board of directors since August 2004 and served on the board of directors of Hyatt Corporation and Hyatt International Corporation from 1999 to 2004. Ms. Pritzker serves as Chairman of Pritzker Realty Group, L.L.C., a real estate investment and advisory firm; is founder, chairman and CEO of PSP Capital Partners, a private investment firm; serves as co-founder and chair of Artemis Real Estate Partners, L.L.C., a real estate investment firm; is a Director and President of The Pritzker Foundation, a charitable foundation; and served as National Finance Chair of Barack Obama’s 2008 presidential campaign and Co-Chair for Barack Obama’s 2012 presidential campaign. Ms. Pritzker served as a Director of the Marmon Group, Inc. until March 2008, as Chairman of TransUnion Corporation from 2005 to April, 2012 and as a Director of LaSalle Bank Corporation, N.A. from 2004 to 2007. Ms. Pritzker is the first cousin of Mr. Thomas J. Pritzker, who is our executive chairman.

Ms. Pritzker has a long history with Hyatt and deep knowledge of the Company’s business having served as a director since the Company’s formation in 2004 and as a former director of Hyatt Corporation and Hyatt International Corporation from 1999 to 2004. Through her work with Pritzker Realty Group, L.L.C. and various other Pritzker business interests, Ms. Pritzker brings to our board of directors extensive experience in real estate and finance matters. Additionally, Ms. Pritzker has significant experience serving on boards of directors for profit and not-for-profit organizations. Ms. Pritzker also contributes to the gender diversity of the board of directors.

Michael A. Rocca	Director since 2008

Age 68

Michael A. Rocca has been a member of our board of directors since March 2008. From 1994 to 2000, Mr. Rocca served as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., a pharmaceutical and medical device manufacturer. Prior to 1994, Mr. Rocca served in a variety of finance positions with Honeywell Inc., a diversified technology and manufacturing company, including Vice President, Treasurer and Vice President, Finance Europe. Mr. Rocca also serves as a Director of St. Jude Medical Inc. Mr. Rocca previously served as a Director of Lawson Software, Inc. from 2003-2011.

Mr. Rocca is an audit committee financial expert and has extensive experience chairing public company audit committees. His background as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., various finance positions with Honeywell Inc. and overall financial and accounting expertise make Mr. Rocca particularly well-suited to assist our board of directors with its oversight responsibilities regarding Hyatt’s financial statements and its financial reporting and disclosure practices.

Continuing Directors

Thomas J. Pritzker	Director since 2004

Age 62

Thomas J. Pritzker has been a member of our board of directors since August 2004 and our Executive Chairman since August 2004. Mr. Pritzker served as our Chief Executive Officer from August 2004 to December 2006. Mr. Pritzker was appointed President of Hyatt Corporation in 1980 and served as Chairman and Chief Executive Officer of Hyatt Corporation from 1999 to December 2006. Mr. Pritzker is Chairman and Chief

Executive Officer of The Pritzker Organization, LLC, the principal financial and investment advisor to various Pritzker family business interests. Mr. Pritzker is Chairman of Marmon Holdings, Inc. and also serves as a Director of Royal Caribbean Cruises Ltd. He served as a Director of TransUnion Corp., a credit reporting service company until June 2010. Mr. Pritzker is a Director and Vice President of The Pritzker Foundation, a charitable foundation; Director and President of the Pritzker Family Philanthropic Fund, a charitable organization; and Chairman and President of The Hyatt Foundation, a charitable foundation which established The Pritzker Architecture Prize. Mr. Pritzker is a first cousin of Ms. Penny Pritzker, who is also a member of our board of directors.

Mr. Pritzker brings to our board of directors a deep understanding of Hyatt’s operations and extensive knowledge of the hospitality industry as a result of his more than 30 year history with Hyatt, including as our former Chief Executive Officer. The Company also benefits from Mr. Pritzker’s extensive network of contacts and relationships with owners and developers of hotels around the world as we pursue new opportunities and seek to enter into new management and franchise agreements. Additionally, Mr. Pritzker has significant experience leading boards of directors of for-profit and not-for-profit organizations.

Richard A. Friedman	Director since 2009

Age 55

Richard A. Friedman has been a member of our board of directors since June 2009. Mr. Friedman joined Goldman, Sachs & Co., a full-service global investment banking and securities firm, in 1981, and has been a Partner there since 1990. He has been a Managing Director at Goldman Sachs & Co. since 1996 and is the Head of the Merchant Banking Division of Goldman, Sachs & Co. Mr. Friedman is also the Chairman of the Corporate Investment Committee, the Real Estate Investment Committee and the Infrastructure Investment Committee of the Merchant Banking Division and a Member of the Management Committee of The Goldman Sachs Group, Inc. Mr. Friedman is the Chairman of Yankees Entertainment and Sports Network, LLC.

As the Head of the Merchant Banking Division of Goldman, Sachs & Co. and Chairman of the Corporate Investment Committee and the Real Estate Investment Committee of the Merchant Banking Division, Mr. Friedman brings to our board of directors deep expertise and experience in a wide variety of areas, including mergers and acquisitions, strategic investments, corporate finance, real estate, corporate governance and human resources. Mr. Friedman has an extensive network of contacts and relationships with investors, financing sources and experienced managers who can be of help to Hyatt.

Susan D. Kronick	Director since 2009

Age 61

Susan D. Kronick has been a member of our board of directors since June 2009. In February 2012, Ms. Kronick was named an Operating Partner at Marvin Traub Associates, a retail business development firm. From March 2003 until March 2010, Ms. Kronick served as Vice Chair of Macy’s, Inc., the operator of Macy’s and Bloomingdale’s department stores. Ms. Kronick served as Group President, Regional Department Stores of Macy’s, Inc. from April 2001 to February 2003; prior thereto she served as Chairman and Chief Executive Officer of Macy’s Florida from June 1997 to March 2001. Ms. Kronick served as a Director of The Pepsi Bottling Group, Inc. from March 1999 to February 2010.

Ms. Kronick brings to our board of directors a strong background in marketing and experience in building industry leading brands as a result of the various management positions she has held with Macy’s, Inc., most recently as Vice Chair. As a result of her positions with Macy’s, Inc., Ms. Kronick also has gained valuable financial and operations experience. Additionally, she contributes to the gender diversity of the board of directors.

Mackey J. McDonald	Director since 2009

Age 66

Mackey J. McDonald has been a member of our board of directors since June 2009. Mr. McDonald has served as a Senior Advisor to Crestview Partners, a private equity firm, since 2008. Mr. McDonald is the retired Chairman and Chief Executive Officer of VF Corporation, an apparel manufacturer. Mr. McDonald served as Chairman and Chief Executive Officer of VF Corporation from 1998 until his retirement in August 2008. From 1996 to 2006, he was the President of VF Corporation; prior thereto he served as VF Group Vice President. Mr. McDonald is a Director of Kraft Foods, Inc. and Bernhardt Industries, Inc. Mr. McDonald served as a Director of Wells Fargo from 1997 to 2012, as a Director of VF Corporation from 1993 to 2008, as a Director of The Hershey Company from 1996 to 2007, and as a Director of Tyco International Ltd. from 2002 to 2007.

Mr. McDonald brings to our board of directors deep management and operations experience as well as experience building internationally recognized brands as a result of his leadership positions with VF Industries. The board of directors also values Mr. McDonald’s experience as a chief executive officer and significant public company board of directors and executive compensation experience, including his former service on the Human Resources Committee of Wells Fargo and Company and former service as Chairman of the Compensation and Human Resources Committee of Tyco International Ltd. and on the Compensation and Executive Organization Committee of The Hershey Company.

Gregory B. Penner	Director since 2007

Age 43

Gregory B. Penner has been a member of our board of directors since August 2007. Mr. Penner has been a General Partner at Madrone Capital Partners, LLC, an investment management firm, since 2005. From 2002 to 2005, he was the Senior Vice President and Chief Financial Officer of Wal-Mart Japan, and he serves as a Director of Wal-Mart Stores, Inc., Baidu, Inc., Castleton Commodities International LLC and eHarmony.com, Inc. He has previously served as Director of The Seiyu, Ltd., from 2003 to 2008. Prior to joining Wal-Mart, Mr. Penner was a Manager at Peninsula Capital, an early stage venture capital fund and a financial analyst for Goldman, Sachs & Co.

Mr. Penner brings to our board of directors international business experience, particularly in Asia, as a result of his former position with Wal-Mart Japan and from his service as a director of Baidu, Inc. He is sophisticated in financial and accounting matters and has meaningful operations experience. Additionally, Mr. Penner has experience with public company boards of directors.

Byron D. Trott	Director since 2007

Age 54

Byron D. Trott has been a member of our board of directors since August 2007. He serves as Chairman and CEO of BDT & Company. BDT & Company is a Chicago-based private partnership that combines a $2.7 billion investment fund with advisory services to address the long-term strategic and financing needs of family and/or founder controlled companies. Mr. Trott has 30 years of experience advising and investing with public and private closely held companies. Prior to founding BDT & Company in 2009, Mr. Trott had a distinguished 27-year career at Goldman, Sachs & Co., where most recently he was Vice Chairman of the global Investment Banking Division and head of the Chicago office and the Midwest Region. He also served on the Investment Committee of Goldman’s Principal Investment Area and the firm-wide Partnership Committee. Civically, Mr. Trott is a director of Conservation International and a trustee on the boards of the University of Chicago and the Art Institute of Chicago. In 2011, Mr. Trott was inducted into the Horatio Alger Association of Distinguished Americans in recognition of his professional accomplishments, philanthropic contributions and dedication to hard work, integrity and perseverance.

Mr. Trott has extensive historical knowledge of Hyatt’s business, deep knowledge of the capital markets and expertise in mergers and acquisitions and corporate finance. Through his role at BDT & Company and his former leadership position at Goldman, Sachs & Co., Mr. Trott has had significant exposure to a number of different companies and business models and has advised numerous companies through a variety of economic cycles, which the board of directors believes provides him with valuable insight regarding Hyatt’s capital structure and in developing strategy. Additionally, Mr. Trott has significant experience in advising closely held companies and brings to Hyatt his knowledge of the travel and tourism industry through his affiliation as an Advisory Director of Enterprise Rent-A-Car Company and his past experience on the boards of directors of two other private companies, Pilot Flying J and Weber-Stephen Products LLC.

Richard C. Tuttle	Director since 2004

Age 57

Richard C. Tuttle has been a member of our board of directors since December 2004. Mr. Tuttle is a founding Principal at Prospect Partners, LLC, a lower-middle-market private equity firm, and has held this position since 1998. Prior to founding Prospect Partners, he was Executive Vice President of Corporate Development for Health Care & Retirement Corp., now Manor Care, Inc., a healthcare services company. He served as a Director of Manor Care until December 2007 and served as a Director of Cable Design Technologies, Inc., now Belden Inc., for 17 years. Mr. Tuttle is Chairman of the boards of directors of Velvac Holdings, Inc., ESI Lighting, Inc., Office Resources, Inc., Tender Products Corporation, Polymer Holding Corporation and World Data Products, Inc. and was a Director of Pipp Mobile Storage Systems, Inc. from 2005 to 2012.

Mr. Tuttle contributes to our board of directors’ expertise in financing transactions and experience in working with operating companies and management teams as a result of his 20 years of experience in private equity. Having served as a director of the Company for over five years, Mr. Tuttle’s long-standing knowledge of and familiarity with Hyatt and our operations benefits the board of directors. Additionally, he is sophisticated in financial and accounting matters.

James H. Wooten, Jr.	Director since 2011

Age 64

James H. Wooten, Jr. served as the Senior Vice President, General Counsel and Secretary of Illinois Tool Works Inc. (“ITW”), a worldwide manufacturer of engineered products and equipment from 2006 until his retirement on March 1, 2012. Mr. Wooten joined ITW in 1988 as Senior Attorney. He was named Associate General Counsel in 2000, and in 2005, he was promoted to Vice President, General Counsel and Secretary. Prior to joining ITW, Mr. Wooten practiced law at the firm of Gardner, Carton & Douglas, which is currently part of Drinker Biddle & Reath LLP. Mr. Wooten currently serves as a Director of Ann & Robert H. Lurie Children’s Hospital of Chicago, Window to the World Communications, Inc., Congo Square Theatre and National Merit Scholarship Corporation. He also serves on the Audit Committee of Ann & Robert H. Lurie Children’s Hospital of Chicago and Compensation Committee of Window to the World Communications, Inc.

Mr. Wooten brings to our board of directors extensive experience as an executive officer of a Fortune 200 company. Throughout his more than 20 years with ITW, Mr. Wooten developed deep expertise and experience in the areas of risk assessment and management, SEC reporting issues and the general financial and operational aspects of managing a global enterprise. The board of directors also values Mr. Wooten’s experience on various private and not-for-profit company boards of directors and committees. As an African-American, Mr. Wooten contributes to the diversity of the board of directors.

Other than the relationships of Mr. Thomas J. Pritzker and Ms. Penny Pritzker as described above, there are no family relationships among any of our directors or executive officers.

Our Class II directors, whose terms will expire at the annual meeting of stockholders held during calendar year 2014, are Messrs. Pritzker, Trott, Tuttle and Wooten.

Our Class III directors, whose terms will expire at the annual meeting of stockholders held during calendar year 2015, are Mr. Friedman, Ms. Kronick, Mr. McDonald and Mr. Penner.

While voting agreements entered into with or among our major stockholders are in effect, they may provide our board of directors with effective control over the election of directors. Directors can be removed from our board of directors only for cause. Vacancies on our board of directors, and any newly created director positions created by the expansion of the board of directors, can be filled only by a majority of remaining directors then in office.

Pursuant to our employment letter with Mr. Pritzker, we have agreed that so long as he is a member of our board of directors we will use our commercially reasonable efforts to appoint him as our executive chairman as long as he is willing and able to serve in that office. If he is not re-appointed as executive chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

Pursuant to our employment letter with Mr. Hoplamazian, we have agreed that so long as he is our president and chief executive officer, we will use our commercially reasonable efforts to nominate him for re-election as a director prior to the end of his term. If he is not re-elected to the board of directors, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

During the fiscal year ended December 31, 2012, Hyatt’s board of directors held eight meetings (and took action three times by written consent). The audit committee held eight meetings, the compensation committee held eight meetings (and took action one time by written consent), the nominating and corporate governance committee held five meetings, and the finance committee held seven meetings (and took action two times by written consent). No incumbent director attended fewer than 75% of the total number of meetings of the board of directors and committees on which such director served during 2012. We do not have a policy regarding attendance of directors at our annual meetings of stockholders. Eleven of our directors attended our 2012 annual meeting of stockholders.

Board Leadership Structure

The Hyatt Hotels Corporation Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that the offices of the chairman of the board of directors and chief executive officer may be either combined or separated at the discretion of the board of directors. Mr. Pritzker currently serves as our executive chairman and Mr. Hoplamazian currently serves as our president and chief executive officer. Prior to Mr. Hoplamazian being named to this position in December 2006, Mr. Pritzker served as our executive chairman and chief executive officer. Mr. Hoplamazian also serves on our board of directors. As chief executive officer, Mr. Hoplamazian is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Pritzker, as executive chairman, provides guidance to the chief executive officer on a variety of key issues and sets the agenda for board of directors meetings (with input from Mr. Hoplamazian) and presides over meetings of the full board of directors. Our board of directors has determined that Mr. Pritzker’s active involvement as executive chairman while Mr. Hoplamazian serves as president and chief executive officer and a director benefits the Company as a result of Mr. Pritzker’s deep understanding of the Company’s operations, relationships with owners and developers and extensive knowledge of the hospitality industry.

Our Corporate Governance Guidelines also provide that from time to time, the independent directors may determine that the board of directors should have a lead director. In the event that the independent directors make such a determination, the chairman of the nominating and corporate governance committee shall become the lead director on an ex officio basis. In the event that a lead director is designated, his or her duties would include: assisting the chairman of the board and board of directors in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the board of director’s non-management directors and acting as principal liaison between the non-management directors and the chairman of the board on sensitive issues. The Company currently has nine independent directors and to date they have not determined that the board of directors should have a lead director.

Our board of directors believes that this current board leadership structure is in the best interests of the Company and its stockholders at this time. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify or continue our leadership structure in the future, as it deems appropriate.

Our non-management directors regularly meet in executive session without management present and our independent directors meet in executive session at least once a year. The chairman of the nominating and corporate governance committee presides at such sessions.

Board Role in Risk Oversight

Management is responsible for the Company’s day-to-day risk management activities and processes, and our board of directors’ role is to engage in informed oversight of and to provide direction with respect to such risk management activities and processes. In fulfilling this oversight role, our board of directors focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction. Our board of directors performs this oversight function in a variety of ways, including the following:

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the board of directors receives management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics;

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the Company maintains a risk council that is led by our vice president, internal audit and is comprised of certain members of management from different functional areas and business units. The risk council is responsible for identifying, assessing, prioritizing and monitoring critical risks of the Company and periodically reports to the board of directors and the audit committee regarding the Company’s risk management processes and procedures; and

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while the full board is responsible to monitor enterprise risk management overall, the audit committee assists the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management. To this end, the audit committee discusses with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures. Additionally, the compensation committee helps assess risk associated with the Company’s compensation policies and procedures.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

All interested parties who wish to communicate with any of our directors, including our non-management directors, can address their communications as follows:

Mail:	Hyatt Hotels Corporation
Attention: Corporate Secretary
71 South Wacker Drive, 12th Floor
Chicago, Illinois 60606

Email:	shareholdercommunications@hyatt.com

Hyatt’s corporate secretary will maintain a record of all such communications and promptly forward to the chairman of the nominating and corporate governance committee those that the corporate secretary believes require immediate attention. The corporate secretary will also periodically provide the chairman of the nominating and corporate governance committee with a summary of all such communications. The chairman of the nominating and corporate governance committee shall notify the board of directors or the chairs of the relevant committees of the board of directors of those matters that he believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted the Hyatt Hotels Corporation Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to all of Hyatt’s directors, officers and associates, including the Company’s president and chief executive officer, chief financial officer, principal accounting officer or controller and other senior financial officers performing similar functions. The Code of Ethics is posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” The Company will furnish a copy of the Code of Ethics to any person, without charge, upon written request directed to: Senior Vice President–Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. In the event that the Company amends or waives any of the provisions of the Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer or controller and other senior financial officers performing similar functions, the Company intends to disclose the relevant information on its website.

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted the Corporate Governance Guidelines to assist the board of directors in the exercise of its responsibilities. The Corporate Governance Guidelines are posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Corporate Governance Guidelines.” The Company will furnish a copy of the Corporate Governance Guidelines to any person, without charge, upon written request directed to: Senior Vice President–Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606.

DIRECTOR INDEPENDENCE

Under our Corporate Governance Guidelines, our board of directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the NYSE. Directors who do not meet the NYSE’s independence standards, including current and former members of management, also make valuable contributions to the board of directors and to Hyatt by reason of their experience and wisdom, and the board of directors expects that some minority of its members will not meet the NYSE’s independence standards.

Only those directors who the board of directors affirmatively determines have no direct or indirect material relationship with the Company will be considered independent directors, subject to any additional qualifications prescribed under the listing standards of the NYSE. A material relationship is one that would interfere with the director’s exercise of independent judgment in carrying out his or her duties and responsibilities as a director. The nominating and corporate governance committee and the board of directors annually review all relevant business relationships any director or nominee for director may have with Hyatt, including the relationships described in the section below titled “Certain Relationships and Related Party Transactions.” As a result of this review, the board of directors has determined that each of Messrs. Aronson, Friedman, McDonald, Penner, Rocca, Trott, Tuttle, Wooten and Ms. Kronick is an “independent director” under applicable SEC rules and the listing standards of the NYSE. The board of directors has also determined that director nominee Cary D. McMillan will be an “independent director” if elected. In making these independence determinations, in addition to the relationships described below under “Certain Relationships and Related Party Transactions,” the board of directors considered that certain of these directors serve or previously served together on other boards of directors, not-for-profit boards of directors and charitable organizations, certain directors serve as non-management directors or executive officers of companies with which Hyatt does business, and certain directors are affiliated with charitable organizations that received contributions from Hyatt of amounts within the criteria set forth in our Corporate Governance Guidelines. The board of directors also took into account that certain entities affiliated with the directors paid amounts to Hyatt for room accommodations and meeting space in the ordinary course of business. Relationships considered by the board of directors not otherwise described in this paragraph are disclosed below.

Mr. Aronson is a director and a member of the compensation committee of Royal Caribbean Cruises Ltd. (“Royal Caribbean”). Mr. Thomas J. Pritzker is a director of Royal Caribbean and Pritzker family non-U.S. situs trusts own approximately 5% of the outstanding common stock of Royal Caribbean. Mr. Aronson is the Founder and Managing Partner of ACON Investments, LLC. The Pritzker Family Foundations, LLC made an investment in ACON-Bastion Partners II, L.P., an investment fund affiliated with ACON Investments, LLC. Ms. Penny Pritzker is an officer of The Pritzker Family Foundations, LLC. The board of directors has affirmatively determined that such relationships would not interfere with Mr. Aronson’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

Mr. McDonald served as a director of Wells Fargo from 1997 to July 2012. Wells Fargo is the parent of Wachovia Bank, National Association, which is a lender and administrative agent under the Company’s credit facility. The Company made payments to Wachovia of approximately $430,671 in 2012 under the credit facility. The board of directors has affirmatively determined that such relationship would not interfere with Mr. McDonald’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

Mr. Trott is the chairman and chief executive officer of BDT Capital Partners, LLC and BDT & Company. An affiliate of BDT Capital Partners, LLC is the general partner of BDT Capital Partners Fund I, L.P. Trusts for the benefit of Mr. Thomas J. Pritzker and members of his family and trusts for the benefit of Ms. Penny Pritzker and members of her family and Ms. Pritzker’s family foundation have subscribed as limited partners in BDT Capital Partners Fund I, L.P. BDT & Company has been previously engaged by the former co-trustees of the Pritzker family U.S. situs trusts (including Mr. Thomas J. Pritzker) to provide financial advisory services on a broad range of matters. The board of directors has affirmatively determined that such relationships would not interfere with Mr. Trott’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors has a nominating and corporate governance committee, an audit committee, a compensation committee and a finance committee, each of which has the composition and responsibilities described below. Our board of directors may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee complies with the listing requirements and other rules of the NYSE.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Aronson, Trott and Tuttle, with Mr. Aronson serving as chairman. Our board of directors has determined that each of Messrs. Aronson, Trott and Tuttle is independent within the meaning of the listing standards of the NYSE. The nominating and corporate governance committee is authorized to:

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assist the board of directors in identifying individuals qualified to be members of the board of directors consistent with criteria approved by the board of directors and set forth in the Corporate Governance Guidelines and to recommend director nominees to the board of directors;

•	take a leadership role in shaping Hyatt’s corporate governance, including developing and recommending to the board of directors corporate governance guidelines and practices applicable to Hyatt;

•	recommend board committee nominees to the board of directors; and

•	oversee the evaluation of the board of directors’ and management’s performance.

Our board of directors has adopted a written charter for our nominating and corporate governance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.”

Selection of Director Nominees

At an appropriate time prior to each annual meeting of stockholders, or if applicable, a special meeting of stockholders at which directors are to be elected or re-elected, the nominating and corporate governance committee will recommend to the board of directors for nomination such candidates as the nominating and corporate governance committee has found to be well qualified and willing and available to serve, and in each case, providing the nominating and corporate governance committee’s assessment whether such candidate would satisfy the independence requirements of the NYSE.

Prior to making such recommendations to the board of directors, the nominating and corporate governance committee conducts inquiries into the background and qualifications of any potential candidates, including the following criteria set forth in Hyatt’s Corporate Governance Guidelines:

•	judgment, character, expertise, skills and knowledge useful to the oversight of Hyatt’s business;

•	diversity of viewpoints, backgrounds and experiences;

•	business or other relevant experience; and

•

the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other directors will build a board of directors that is effective, collegial and responsive to the needs of Hyatt.

The nominating and corporate governance committee also considers such other relevant factors as it deems appropriate, including requirements that the members of the board of directors as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the board of directors as a whole and for populating the audit, compensation and nominating and corporate governance committees. While there are no specific minimum qualifications that a director candidate must possess, the nominating and corporate governance committee recommends those candidates who possess the highest personal and professional integrity, have prior experience in corporate management or our industry, maintain academic or operational expertise in an area relating to our business and demonstrate practical and mature business judgment. As described above, our Corporate Governance Guidelines specify that the value of diversity of viewpoints, backgrounds and experiences on the board of directors should be considered by the nominating and corporate governance committee in the director identification and nomination process. The nominating and corporate governance committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weighting to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee will consider stockholder recommendations for candidates to be nominated by our board of directors for election at the 2014 annual meeting of stockholders. Stockholders who want to recommend a potential director candidate for consideration by the nominating and corporate governance committee should send a written notice, addressed to the corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. This notice must include the same information as would be required under our bylaws in a stockholder’s notice to nominate a director at the 2014 annual meeting of stockholders. These information requirements are set forth in Sections 3.8(a)(2)(x) and 3.8(a)(2)(z)(i)–(vii) of our bylaws. We also consider potential director candidates recommended by current directors, officers, employees and others. We may also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill or background. In 2012, we engaged Spencer Stuart, Inc., an executive search consulting firm, and paid related fees in the amount of $138,072.

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is typically based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee reviews the materials to determine the qualifications, experience and background of the candidates. Final candidates are typically interviewed by one or more members of the nominating and corporate governance committee. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes a recommendation to the full board of directors regarding whom should be nominated by the board of directors.

The nominating and corporate governance committee did not receive any timely director recommendations from a stockholder for consideration at the 2013 Annual Meeting. December 1, 2013 is the deadline established by the nominating and corporate governance committee for submission of potential director nominees for consideration by the nominating and corporate governance committee for nomination at the 2014 annual meeting of stockholders.

Audit Committee

Hyatt’s audit committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Rocca, Tuttle and Wooten and Ms. Kronick, with Mr. Rocca serving as chairman. If Mr. McMillan is elected to the board of directors, the board of directors intends to appoint him to serve as a member of the audit committee in addition to Messrs. Rocca, Tuttle and Wooten and Ms. Kronick. Our board of directors determined that each of Messrs. Rocca, Tuttle, Wooten and McMillan and Ms. Kronick is independent within the meaning of applicable SEC rules and the listing standards of the NYSE, and has determined that Mr. Rocca is an audit committee financial expert, as such term is defined in the rules and regulations of the SEC. The audit committee has oversight responsibilities regarding:

•	the integrity of our financial statements and our financial reporting and disclosure practices;

•	the soundness of our system of internal controls regarding finance and accounting compliance;

•	the annual independent audit of our consolidated financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the engagement of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm;

•	the performance of our internal audit function and approval of the internal audit plan;

•	our compliance with legal and regulatory requirements in connection with the foregoing;

•	compliance with our Code of Ethics;

•

assisting the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management, and discussing with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures;

•	reviewing and approving procedures with respect to employee submission of and the Company’s response to complaints received regarding accounting, internal accounting controls or auditing matters; and

•

addressing requests for waivers of conflict of interest situations and addressing certain concerns related to accounting, internal accounting controls and auditing matters as provided in our Corporate Governance Guidelines.

Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Audit Committee Charter.”

Finance Committee

Our finance committee consists of Messrs. Pritzker and Trott and Ms. Pritzker, with Mr. Pritzker serving as chairman. The finance committee is responsible for reviewing with Company management strategies, plans, policies and significant actions relating to corporate finance matters, including, without limitation, the following matters:

•

long and short-term financings, including, without limitation (i) borrowing of funds from, or issuance of debt securities to, one or more lenders, in each case involving an amount in excess of $50,000,000, (ii) designation and issuance of our equity securities and matters related to the sale and marketing thereof, (iii) any financial guaranty in excess of $50,000,000, and (iv) any credit support in excess of $50,000,000;

•

changes in our capital structure, including, but not limited to, (i) cash and stock dividend policies, (ii) programs to repurchase our stock, (iii) issues relating to the redemption and/or issuance of our preferred stock, and (iv) stock splits;

•	investments (including the making of loans), divestitures and acquisitions, in each case involving an amount in excess of $50,000,000;

•	capital expenditures and leasing arrangements, in each case involving an amount in excess of $50,000,000; and

•	oversight of administration and asset management of our unfunded and funded employee benefit plans and amounts held for operating needs.

In addition to its review responsibilities described above, the finance committee has the power and authority to approve on behalf of the board of directors all matters set forth in the first bullet point above (except the issuances of equity) and all of the matters set forth in the third, fourth and fifth bullet points above. Approval of the following matters is specifically reserved to the full board of directors:

•	issuances of equity;

•	debt financings, financial guarantees and/or credit support involving in each case an amount in excess of $100 million;

•	all matters described in the second bullet point above;

•	merger, acquisition and divestiture activities involving companies, businesses or assets valued in each case in an amount in excess of $100 million; and

•	capital expenditures and leasing arrangements involving in each case an amount in excess of $100 million.

Our board of directors has adopted a written charter for our finance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Finance Committee Charter.”

Compensation Committee

Our compensation committee consists of Messrs. McDonald, Aronson and Friedman and Ms. Kronick, with Mr. McDonald serving as chairman. Our board of directors has determined that each member of our compensation committee is independent within the meaning of the SEC rules and the listing standards of the NYSE. However, Mr. Friedman is not an outside director for purposes of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), or a non-employee director under Section 16 of the Exchange Act. Accordingly, the compensation committee has appointed a sub-committee consisting of Mr. McDonald, Mr. Aronson and Ms. Kronick (the “Section 162(m) and Section 16 subcommittee”) to take actions with respect to any compensation intended to qualify as performance-based compensation and be deductible under Section 162(m) or exempt from the “short-swing” rules under Rule 16b-3 of the Exchange Act. The compensation committee is authorized to discharge the responsibilities of the board of directors relating to:

•

the establishment, maintenance and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to enable the Company to achieve its business objectives;

•	the goals, objectives and compensation of our president and chief executive officer, including evaluating the performance of the president and chief executive officer in light of those goals;

•	the compensation of our other executive officers and non-management directors;

•	ensuring that succession planning takes place for the chief executive officer and other senior management positions;

•	our compliance with the compensation rules, regulations and guidelines promulgated by the NYSE, the SEC and other law, as applicable; and

•	the issuance of an annual report on executive compensation for inclusion in our annual proxy statement.

Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Compensation Committee Charter.”

During 2012 the compensation committee relied upon information provided by Mercer (US) Inc. (“Mercer”) in setting compensation for our named executive officers, as more thoroughly discussed below under the section titled “Compensation Consultant Fees and Services.”

In making decisions about executive compensation, the compensation committee considered input from Mercer, our executive chairman, our president and chief executive officer and our chief human resources officer. However, the compensation committee ultimately makes all compensation decisions regarding our executive officers, other than our executive chairman, whose compensation is approved by the full board of directors.

The compensation committee may delegate its duties to a subcommittee under the terms of its charter. In addition, under the terms of our Amended and Restated Long Term Incentive Plan, as amended (the “2008 LTIP”), the compensation committee may delegate to other members of the board of directors and to our officers the authority to make awards and to amend 2008 LTIP awards, except that it may not delegate the authority to make any awards to officers who are subject to Section 16 of the Exchange Act or to make awards to themselves. In addition to the delegation to the Section 162(m) and Section 16 subcommittee as described above, as part of the grant process the compensation committee delegates its authority to Messrs. Pritzker, Hoplamazian, Rainer and certain other executive officers to amend or modify award agreements made under the 2008 LTIP and take other actions with respect to such awards as they deem necessary, appropriate or advisable to carry out the purposes and intent of the compensation committee’s grant.

Compensation Consultant Fees and Services

During 2012 Mercer was engaged by the compensation committee to provide executive, director and other compensation services. During 2012, Mercer performed the following services:

•	provided information and data so that we could assess the competitiveness of our executive compensation programs;

•	advised on current base salary, incentive compensation and executive benefit practices;

•	conducted a job leveling study for our corporate roles;

•	provided analysis regarding our total rewards program, equity awards, and dilution and burn-rate under the 2008 LTIP;

•	advised on design and documentation of the 2013 LTIP and Hyatt Hotels Corporation Executive Incentive Plan;

•	assisted with the preparation of the Compensation Discussion and Analysis section of this proxy statement; and

•	assisted with international insurance proposals and renewal negotiations.

For 2012 the compensation committee retained Mercer directly to serve as its compensation consultant. Mercer has been providing compensation consulting services to management since prior to our initial public offering in 2009. The compensation committee determined to retain Mercer based on its knowledge of Hyatt and the compensation committee’s satisfaction with Mercer’s services. The compensation committee determined that Mercer’s prior engagement by management would not disqualify it from providing independent objective advice to the compensation committee and would not be influenced by Mercer’s or its affiliates’ prior relationships with Hyatt. The compensation committee also reviewed the nature of and extent of the relationship among the compensation committee, Hyatt and Mercer and the individuals at Mercer providing advice to the compensation committee with respect to any conflicts or potential conflicts of interest. Based on that review, the compensation committee believes that there are no conflicts of interest or potential conflicts of interest that would unduly influence Mercer’s provision of advice to the compensation committee. In that regard the individual executive compensation consultant:

•	receives no incentive or other compensation based on the fees charged to Hyatt for other services provided by Mercer or any of its affiliates;

•	is not responsible for selling other Mercer or affiliate services; and

•	is prohibited by Mercer’s professional standards from considering any other relationships Mercer or any of its affiliates may have with Hyatt in rendering his advice and recommendations.

The compensation committee delegated to certain members of management the authority to direct Mercer with respect to matters which are of general applicability to broad levels of employees, do not involve equity compensation, are not limited to executive officers and do not exceed $200,000 in fees per individual statement of work. As such, management has the sole authority to engage Mercer for any such additional services without further approval so long as such services remain within the scope of the established parameters.

The following is a summary of the fees for professional services, as well as commissions with respect to international insurance matters, paid to Mercer and its affiliates for services rendered in 2012:

Fee Category	2012
Executive and Director Compensation Consulting	$173,790
Non-Executive Compensation Consulting	$469,054
Non-Executive Compensation Services by an Affiliate of Mercer(1)	$910,474

Total	$1,553,318

(1)	Amount represents commissions and consulting fees paid to an affiliate of Mercer with respect to international insurance matters and an affiliate of Mercer with respect to brand strategy consulting work.

Compensation Risk Considerations

The compensation committee reviews and evaluates, in conjunction with management, the incentives and material risks arising from or relating to the Company’s compensation programs and arrangements and determines whether such incentives and risks are appropriate. A team made up of members from our internal audit and human resources departments reviewed the Company’s incentive compensation plans and programs in order to assess whether or not any such plans or programs could create risks that are reasonably likely to have a material adverse effect on the Company. Management then reviewed such assessment with the compensation committee. In such assessment, the Company determined that the following policies discourage unreasonable or excessive risk-taking by executives:

•

base salary levels are commensurate with the overall experience, time in the role, and performance of each “named executive officer” (“NEO”) (and the competitive market) so that the executive officers are not motivated to take excessive risks to achieve a level of financial security;

•	annual incentive plans include a diverse mix of corporate and individual performance metrics, including non-financial measures;

•	annual incentive payouts are capped to ensure that no payout exceeds a specified percentage of salary, thereby moderating the impact of short-term incentives;

•	the mix of short- and long-term incentives is weighted such that a significant percentage of total opportunity is in the form of long-term equity awards;

•

awards made under our 2008 LTIP are generally granted as a mix of time-vested stock appreciation rights (“SARs”), time-vested restricted stock units (“RSUs”) and performance-vested restricted shares (“PSs”) which, together, encourage NEOs to focus on earnings, returns and long-term stockholder value;

•

annual audit process and activities, controls and monitoring procedures are in place, including but not limited to compensation committee oversight, that mitigate risks associated with incentive compensation plans;

•

in addition to our chief executive officer and chief financial officer being subject to the claw-back provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a compensation recovery policy, described below in the section titled “Share Ownership Requirement and Compensation Recovery Policy”; and

•	share ownership requirements align the long-term interests of NEOs and directors with the interests of stockholders.

Based on these and other considerations, the Company concluded that there are no compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required by members of our board of directors.

Retainers and Committee Fees

Our directors who are also our employees do not receive any additional compensation for their services as our directors. Accordingly, Messrs. Pritzker and Hoplamazian do not receive any compensation for their services as directors. For 2012, members of the board of directors who are not our employees were entitled to receive annual cash retainers of $70,000 and stock compensation of $105,000. Directors may elect to receive their annual cash retainer in shares of Class A common stock. The annual cash retainer is paid on a quarterly basis. Directors who choose to receive cash do so at the end of each fiscal quarter. Directors who choose to receive shares of Class A common stock in lieu of cash receive shares with a grant date of the second to last business day of each quarter. The annual cash retainer is pro-rated in the event the director did not serve for the full fiscal quarter.

Directors receive their annual stock retainer on the date of the Company’s annual meeting of stockholders, payable in arrears for service since the prior annual meeting. The annual stock retainer is also pro-rated in the event the director did not serve for the full fiscal year.

Committee members and the chairman of each committee received the following annual cash retainers for 2012:

Committee Name	Committee Member Retainer	Committee Chairman Retainer
Audit Committee	$9,000	$25,000
Compensation Committee	$3,000	$25,000
Nominating and Corporate Governance Committee	$3,000	$6,000
Finance Committee(1)	$3,000	$6,000

(1)	As an employee of the Company, Mr. Pritzker was not eligible to receive and did not receive a retainer for his service as chairman of the finance committee in 2012.

The chairman of a committee receives only the chairman retainer and does not also receive the committee member retainer. Committee retainers are paid in quarterly installments on the second to last business day of each quarter based on the individual’s service for such quarter. All of our directors are reimbursed for reasonable expenses incurred in connection with attending board of director meetings and committee meetings and for attending corporate functions on our behalf. To encourage our directors to visit and personally evaluate our properties, the directors are eligible for complimentary and discounted rooms at Hyatt-owned, operated or franchised hotels, as well as the use of hotel-related services when on personal travel.

For 2013, the stock component of the non-employee director compensation program has been increased to $115,000. Committee retainers for 2013 have been increased to $6,000 for all committees other than the audit committee, and $12,000 for the audit committee. The cash retainer for committee chairs other than audit and compensation has been raised to $9,000 for 2013.

Newly Elected Directors

In addition to the annual cash and stock compensation, each newly-elected non-employee director receives an initial equity retainer of $75,000 payable in shares of our Class A common stock. The initial equity retainer is payable on the date the director is first elected or appointed to the board of directors and is based on the value of the shares on such date.

Non-Employee Director Stock Ownership Guidelines

Our Corporate Governance Guidelines require that each non-employee director accumulate and own, directly or indirectly, at least $225,000 worth of our common stock (or common stock equivalents held under the Directors Deferred Compensation Plan described below) at all times during his or her tenure on the board of directors. Our non-employee directors will have up to five years of service on the board of directors to meet this ownership requirement. If, after the relevant accumulation period, the market value of such director’s stock should fall below the target level, the director will not be permitted to sell any of our common stock until the market value again exceeds the target level. These sale limitations do not apply where the decline in value of the director’s holdings of our common stock is in connection with a change of control transaction.

Directors Deferred Compensation Plan

Each non-employee director may elect to defer all or any portion of his or her annual cash and annual stock retainers under our Directors Deferred Compensation Plan. Once an election is made to defer a retainer, the decision may be revoked or changed only for subsequent calendar years. Under the Directors Deferred Compensation Plan, a director who elects to defer any of his or her annual cash retainer may elect to have such amount invested in a notional cash account, which is credited with interest quarterly at the prime rate, or in stock units equivalent to our Class A common stock. Deferrals of annual stock retainers are invested in stock units equivalent to our Class A common stock. Any retainers deferred into stock units are entitled to receive additional stock units equal to the amount of any dividends payable on the stock units held by the director. The director may also elect to receive payment for any such deferrals at either January 31st of the year following the director’s departure from the board of directors or on the last business day of March of the fifth year following the year in which such retainer was earned. Stock units are paid in shares of our Class A common stock from shares reserved for issuance under our 2008 LTIP.

2012 Director Compensation

The following table provides information related to the compensation of our non-employee directors earned for 2012:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Bernard W. Aronson	$79,000	$105,021	$184,021

Richard A. Friedman	$73,000	$105,021	$178,021

Susan D. Kronick	$82,000	$105,021	$187,021

Mackey J. McDonald	$95,000	$105,021	$200,021

Gregory B. Penner	$73,000	$105,021	$178,021

Penny Pritzker	$73,000	$105,021	$178,021

Michael A. Rocca	$95,000	$105,021	$200,021

Byron D. Trott	$76,000	$105,021	$181,021

Richard C. Tuttle	$82,000	$105,021	$187,021

James H. Wooten, Jr.	$79,000	$105,021	$184,021

(1)

Messrs. Friedman, McDonald, Penner, Trott, and Wooten and Ms. Kronick elected to receive their annual cash retainers of $70,000 in the form of our Class A common stock while Ms. Pritzker elected to defer the annual cash retainer of $70,000 into RSUs under the Directors Deferred Compensation Plan. Mr. Tuttle elected to receive half of the annual cash retainer in the form of our Class A common stock. As a result, other than Mr. Tuttle, each of these directors received 1,797 shares or RSUs (if deferred) and Mr. Tuttle received 899 shares based on the fair market value of our Class A common stock on the date the retainers were payable. Shares deferred into RSUs are reflected in the table contained in footnote (3) below.

(2)	Amounts shown represent the grant date fair value of stock or stock units in payment of annual stock retainers in 2012 computed in accordance with Financial Accounting Standards Board (“FASB”) (Accounting Standards Codification (“ASC”)) Topic 718, Compensation — Stock Compensation. Messrs. Aronson and Rocca and Ms. Pritzker each elected to defer all $105,000 of their annual stock retainers into the Directors Deferred Compensation Plan and Mr. Tuttle elected to defer receipt of one-half of his annual stock retainer into the Directors Deferred Compensation Plan.

(3)	As described above under “Directors Deferred Compensation Plan,” directors may elect to defer their stock and cash fees into RSUs. The following table sets forth the aggregate number of outstanding RSUs held by each director as of December 31, 2012:

Name	Beginning of Year Balance	Earned during the Year	Paid out during the Year	End of Year Balance
Bernard W. Aronson(1)	8,509	2,927	1,838	9,598
Richard A. Friedman	6,238	—	—	6,238
Mackey J. McDonald	6,058	—	—	6,058
Penny Pritzker	3,068	4,724	—	7,792
Michael A. Rocca	9,141	2,927	—	12,068
Richard C. Tuttle	15,678	1,463	—	17,141

(1)	Mr. Aronson’s May 2, 2008 deferred award of 1,838 shares was delivered in March 2012. The value upon delivery was $77,821.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed the Compensation Discussion and Analysis set forth below and discussed its contents with the Company’s management. Based on this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Mackey J. McDonald, Chairman

Bernard W. Aronson

Richard A. Friedman

Susan D. Kronick

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our compensation committee consists of Messrs. McDonald, Aronson and Friedman and Ms. Kronick, with Mr. McDonald serving as chairman. None of the members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our compensation committee. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors. Because of his affiliation with Goldman, Sachs & Co., Mr. Friedman had certain relationships with the Company during 2012 that are required to be disclosed under the SEC rules relating to disclosure of related party transactions. See the section below titled “Certain Relationships and Related Party Transactions” for more information.

ARTICLE III: EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion describes the compensation elements of our total rewards program for our NEOs, including our executive chairman, principal executive officer (“PEO”), principal financial officer (“PFO”) and our three other most highly compensated executive officers. Effective August 15, 2012, Harmit J. Singh transitioned as our PFO and Gebhard F. Rainer was appointed as his successor. Mr. Rainer previously served as Managing Director Hyatt International (EAME) LLC, where he was responsible for the management of 32 full service hotels and resorts in Europe, Africa and Middle East, overseeing a wide range of functions including sales, finance, human resources, product and design, rooms, food and beverage, and engineering.

Our NEOs for 2012 were:

Name	Position

Thomas J. Pritzker	Executive Chairman of the Board

Mark S. Hoplamazian (PEO)	President and Chief Executive Officer

Gebhard F. Rainer (PFO)	Executive Vice President, Chief Financial Officer

Harmit J. Singh (Former PFO)	Former Executive Vice President, Chief Financial Officer

Rakesh K. Sarna	Executive Vice President, Group President Americas

H. Charles Floyd	Executive Vice President, Group President Global Operations Center

Stephen G. Haggerty	Executive Vice President, Global Head of Real Estate and Capital Strategy

Our compensation committee is responsible for establishing, maintaining and administering our compensation programs for our NEOs and other executives.

Philosophy and Goals of Our Executive Compensation Program

Our goal is to be the preferred brand for guests and owners and the preferred employer for associates. We believe that this goal is central to and best promotes value creation for our stockholders. Our compensation philosophy is to provide an appropriate base of cash compensation and to align all incentive and long-term components of compensation to support long-term value creation for our stockholders. We have focused on defining annual financial and non-financial goals around metrics that we believe support and promote enhancement of long-term brand value. We believe that this is the best way to align our total rewards with creation of long-term stockholder value. To attract, recruit, develop, engage and retain the talent needed to deliver on this goal, our compensation programs are designed to:

•	retain the employee capabilities required to achieve our goal and appropriately motivate employees through the alignment of total rewards with performance goals;

•	address the needs and preferences of employees as individuals and as members of high-performing teams;

•

be innovative and competitive, recognizing the ever changing dynamics of the labor market and acknowledging that, in attracting, retaining and developing talent globally, we need to offer compelling employment opportunities; and

•	be cost effective and financially sustainable over time under varying business conditions.

To accomplish these goals, our executive compensation program is based on a total rewards program, which provides:

•	compensation, including forms of current cash and incentive compensation, as well as long-term stock-based compensation;

•	benefits, including retirement-related, healthcare and other welfare programs;

•	work/lifestyle programs, including paid-time off, a specified number of free hotel stays and other programs that promote well-being; and

•	personal development.

Our total rewards program is designed to provide rewards for individual and organizational achievement of business objectives and to emphasize long-term incentive compensation and variable compensation.

Alignment with Stockholder Interests

The compensation committee periodically reviews what it considers to be best practices in governance and executive compensation. As a result, the compensation committee believes that Hyatt’s executive compensation program is aligned with stockholders because Hyatt:

•	does not provide for tax reimbursement payments or gross-ups except in limited cases for new hire relocation;

•	has eliminated the vast majority of executive perquisites;

•	does not allow hedging;

•	requires executive officers to maintain specific stock ownership levels to align their interests with stockholders;

•

has policies in place that provide for the forfeiture of vested and unvested equity awards and compensation recovery in the event that an NEO violates certain restrictive covenants or engages in fraudulent or willful misconduct that results in a restatement of Hyatt’s financial statements;

•	does not permit repricing of SARs or options without stockholder approval;

•	does not provide supplemental defined benefit pensions to executives;

•	generally provides limited severance protections for NEOs (see the section below titled “Potential Payments on Termination or Change in Control”);

•

does not use automatic single trigger arrangements that provide change in control payments or vesting of stock-based compensation without loss of employment or material adverse change in job duties; and

•	annually conducts risk assessments.

Impact of Advisory Vote Approving Executive Compensation

At the Company’s 2012 annual meeting of stockholders, the Company held an advisory vote to approve executive compensation (“say-on-pay”), thereby affording stockholders the opportunity to cast an advisory vote on the compensation programs for our NEOs. The say-on-pay proposal received support from over 99.9% of the shares present and entitled to vote at the annual meeting, indicating stockholder approval of the compensation paid to our NEOs. Among other considerations, including the result of the vote, the compensation committee did not change its approach to executive compensation. The compensation committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for our NEOs.

Role of the Outside Consultant

Mercer provides consulting services to our compensation committee to help:

•	assess the competitiveness of our executive compensation programs;

•	advise on current base salary, incentive compensation and executive benefit practices;

•	advise on design and documentation of the 2013 LTIP and Hyatt Hotels Corporation Executive Incentive Plan; and

•	assist with the preparation of this Compensation Discussion and Analysis.

Mercer consultants also work on our plan design for retirement and international benefits. See the section above titled “Compensation Consultant Fees and Services” for further information regarding services performed by Mercer in 2012.

Role of Executive Officers

In making decisions about executive compensation, the compensation committee invites our executive chairman, our president and chief executive officer and our chief human resources officer to present various compensation proposals at the committee meetings and to answer any questions the committee may have. With respect to the compensation of our chief executive officer, the compensation committee meets in executive session with our executive chairman and, from time to time, our chief human resources officer is present at such meetings.

Market Data

Mercer helps us assess the market competitiveness of our NEOs’ annual cash and long-term incentives. In doing so, Mercer uses several survey sources, and where data for comparable positions was available in the hospitality/restaurant or lodging industry they provided such data. In addition to any such data available from the hospitality/restaurant or lodging industry, Mercer provides general industry survey data for the compensation committee’s consideration. We include restaurant companies in our market data, along with our competitors in the hospitality and lodging business, as these are companies with which we compete for management talent. The restaurant companies included in our market data surveys also have a similar business profile to ours, in that they have franchise operations, in some cases they own restaurants that they manage, have global operations and scope, and are in a consumer facing and customer oriented service business.

In 2012, we reviewed the competitiveness of our compensation against the following peer group selected based on several factors, including business mix and model, revenues, global presence and the strength of their brands:

• Carnival Corporation	• Las Vegas Sands Corporation
• Marriott International Inc.	• Wyndham Worldwide Corporation
• Starwood Hotels and Resorts Worldwide, Inc.	• Brinker International, Inc.
• Boyd Gaming Corporation	• Wynn Resorts
• Starbucks Corporation	• Wendy’s/Arby’s Group, Inc.
• MGM Mirage	• Host Hotels & Resorts, Inc.
• Darden Restaurants, Inc.	• Yum! Brands, Inc.
• Royal Caribbean Cruises, Ltd.

For 2012 we set our base salaries, annual incentive targets and long-term incentives by reference to the market 50th percentile with the opportunity for upside based on superior performance. Our pay mix is generally consistent with market practice with a slightly greater focus on variable pay, particularly long-term incentives.

Arrangements for Mr. Pritzker

Mr. Pritzker is subject to a different compensation program than the other NEOs. His compensation program is discussed separately below, under “Executive Chairman Compensation.”

Key Elements of Total Rewards in 2012

Our total rewards programs include fixed and variable compensation as well as other benefits. We provide the following compensation elements to our NEOs:

Compensation Element	Purpose	Description
Base Salary	Fixed component of pay that fairly compensates the individual based upon level of responsibilities	Fixed cash payments

Annual Incentive	Align compensation with performance at the enterprise and business segment or functional level	Variable annual cash award

Long-Term Incentive	Reward for creating long-term stockholder value and provide alignment with stockholders	Equity instruments, including stock appreciation rights, time-vested restricted stock units and performance-based restricted stock

Employee Benefits	Retirement, health and other benefits that provide comprehensive long-term financial security to a globally mobile workforce, enable us to maintain a healthy and productive workforce and attract and retain employees	401(k) plan, Field Retirement Plan, and deferred compensation programs with matching and retirement contributions, health, life and disability insurance, severance and change in control protections, as well as certain perquisites

Salaries for our NEOs are reviewed annually. Our NEOs’ salaries for 2012 reflected several factors, including overall experience, time in the role, performance, market levels and the desire to provide an appropriate base as part of their overall total rewards.

Mr. Pritzker did not receive a base salary increase in 2012. Messrs. Hoplamazian, Singh, Sarna, Floyd, and Haggerty were provided a base salary increase in 2012 with the increases ranging from approximately 2.74% to 3.02%. Mr. Rainer’s 2012 compensation reflects his role as benchmarked to the Zurich market and then adjusted to reflect his new role as Chief Financial Officer, as well as the role’s pay mix in the U.S. market, effective August 15, 2012. Mr. Rainer’s pay as Chief Financial Officer was also set in line with his predecessor. This change in pay mix results in a greater emphasis on variable compensation:

	Managing Director Hyatt International (EAME) LLC Target Compensation	Chief Financial Officer Target Compensation
Base Salary	$830,392	$600,000
Target Annual Incentive	40%	90%
Target Long-term Incentive	$225,000	$1,500,000

Annual Incentive

Our annual incentive plan provides at-risk compensation designed to reward executives for achievement of operating results over a one-year period. Incentives are based on both financial and non-financial metrics that are intended to balance overall focus on corporate financial performance, business unit financial performance and other initiatives that will strengthen our competitive position. Our annual incentive plan also includes a discretionary leadership component that provides flexibility in assessing how our executives are meeting the needs of our business.

Under the terms of his employment agreement, Mr. Pritzker is not eligible for annual incentives under our plan as his role is to focus on Hyatt’s long-term development. As such, he is eligible to receive long-term incentive awards through our long-term incentive program. Mr. Hoplamazian’s target and maximum incentives are set according to the terms of his letter of employment. The target and maximum incentive opportunities for our other NEOs are determined based on references to market data and the individual’s role in the organization, overall experience and time in the role. In particular, the compensation committee considered the total compensation market data for these positions. The compensation committee focused on delivering a total compensation package which would attract a high level of talent while weighting more of the NEO’s total compensation potential on variable and long-term incentives, thereby aligning it with the interests of our stockholders. For 2012 performance, the target and maximum annual incentive opportunities as a percentage of base salary for each NEO who participated in our annual incentive plan were as follows:

Position	Target	Maximum
Mark S. Hoplamazian	150%	300%
Gebhard F. Rainer(1)	90%	135%
Rakesh K. Sarna	100%	150%
H. Charles Floyd	100%	150%
Stephen G. Haggerty	90%	135%

(1)	Reflects target bonus from August 15, 2012 when Mr. Rainer was appointed Executive Vice President, Chief Financial Officer. Prior to his appointment Mr. Rainer’s target bonus was 40% of base salary with a maximum of 50%.

Mr. Singh transitioned as Chief Financial Officer effective August 15, 2012 and as part of his transition agreement he received a guaranteed bonus of $540,000. See discussion of Mr. Singh’s transition agreement below.

For 2012, the annual incentive plan used the following types of incentive goals for each of our incentive eligible NEOs:

•

Hyatt Financial Performance: The compensation committee assesses Hyatt Financial Performance on a number of factors, including but not limited to revenues, Adjusted EBITDA, net income, and cash flow (“Hyatt Financial Performance”). In 2012, executives were eligible for an award above target for the Hyatt Financial Performance component only if 2012 Adjusted EBITDA (as further adjusted to exclude the earnings impacts associated with acquisitions, dispositions or other transactions that were not budgeted for the year) exceeded $610 million. See Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted EBITDA,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC. For purposes of determining the payout of this component in 2012, if 95% of the target was achieved payout would be at 50%. The Company’s Adjusted EBITDA (as further adjusted as described above) under the annual incentive plan was $602 million. Upon evaluating the Company’s financial results, and applying the payout scale, the compensation committee awarded the NEOs 87% of target annual incentive for this component.

•

Financial and Non-Financial MBOs: Financial and non-financial management objectives (“MBOs”), which are designed to incentivize each individual in his area of responsibility, as well as build brand value over time.

•	Leadership: Goals based on leadership, collaboration and fulfillment of our values.

For 2012, the weighting of incentive goals for each relevant NEO was as follows:

Goal	Hoplamazian	Rainer(1)	Floyd	Sarna	Haggerty
Hyatt Financial Performance	37.5%	37.5%	25.0%	25.0%	25.0%
Financial and Non-Financial MBOs	42.5%	42.5%	55.0%	55.0%	55.0%
Leadership	20.0%	20.0%	20.0%	20.0%	20.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Reflects Mr. Rainer’s weightings for his service as Chief Financial Officer.

For 2012, the annual incentive payments were rounded up to the nearest thousands.

Hoplamazian’s 2012 Annual Incentive

Mr. Hoplamazian’s financial and non-financial MBO goals for 2012 were:

•	Increase Market Share. Increase market share in the markets in which Hyatt operates.

•

Asset Strategy. Capital expenditure programs implemented on time and on budget. Execute asset recycling plan and demonstrate returns consistent with projections on projects in which significant investments have been made and have been open and operating for at least 3 years. Identify financing sources for new projects.

•	Growth. Achieve the Company’s development goals in 2012.

•	Brand and Innovation. Develop and implement innovation efforts tied to brand strategy and ensure Customer Data availability at the property level.

•	Organization. Enhance effectiveness, create more leverage within the organization, refine succession planning, and ensure alignment between operations and growth initiatives.

•	Human Capital. Adapt organization to support development of succession candidates throughout the Company, identify and develop diverse leadership candidates.

Based on input from our executive chairman and the review of our performance during 2012, the compensation committee awarded Mr. Hoplamazian 90% of his financial component (including HHC Financial Performance) and 90% of his non-financial MBO component.

The compensation committee awarded Mr. Hoplamazian 100% of the leadership component based on the compensation committee’s assessment of his leadership and fulfillment of Hyatt’s values in setting the tone for the overall enterprise.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Hoplamazian a 2012 annual incentive payment of $1,399,000, representing a payout of 92% of target.

Other NEOs’ 2012 Annual Incentives

In assessing each of these NEO’s achievement of his MBOs and leadership goals, the compensation committee sought Mr. Hoplamazian’s input and recommendations; however, all decisions as to level of achievement were ultimately made by the compensation committee.

Rainer 2012 Annual Incentive

Mr. Rainer’s annual incentive was pro-rated to reflect both the time spent as Managing Director Hyatt International (EAME) LLC and as Chief Financial Officer effective August 15, 2012. In his role as Managing Director Hyatt International (EAME) LLC, Mr. Rainer’s target bonus was 40% of base salary.

In assessing Mr. Rainer’s 2012 MBOs, the compensation committee considered:

•

EAME Business Unit Financial Performance. Including Adjusted EBITDA, RevPar, GOP Margins, performance of revenue and NOI for hotels that are owned, leased and JVs in the EAME business unit, and market share

•

Financing and Tax Initiatives. Complete finance-related tasks that demonstrate appropriate capital structure and efficiency, including completing financing of various projects and joint ventures as well as reviews of tax matters in various jurisdictions.

•	Functional Expenses. Manage the functional cost base to budget and review shared services platform.

•

Organization and Strategy. Participate in development of updated Strategic Plan and Long Range financial plan and work to establish effective and efficient business processes in an organizational structure that promotes agility and flexibility.

•	Brand Strategy and Innovation. Advocate innovation ideas in lab hotels.

•

Analytical and Business Value Add Support Initiatives. Complete review of allocations, complete post audit investment analysis of major investments, support the Board’s evaluation of capital allocation over time, improve close processes, improve shared services throughput, and complete 2012 audit plan.

The compensation committee awarded Mr. Rainer 93% of his financial component (including HHC Financial Performance) and 95% of his non-financial MBO component based on the performance of the EAME business unit as well as SG&A review initiated during the time Mr. Rainer served as Chief Financial Officer.

The compensation committee awarded Mr. Rainer 100% of the leadership component based on leadership performance and collaboration across different functions.

Accordingly, based on Hyatt Financial Performance, the factors and considerations discussed above, and an additional discretionary payment based on the successful transition to his new role as Chief Financial Officer, the compensation committee awarded Mr. Rainer a 2012 annual incentive payment of $400,000, which is approximately $12,000 above his calculated payout of 95% of target.

Sarna’s 2012 Annual Incentive

In assessing Mr. Sarna’s 2012 MBOs, the compensation committee considered:

•

Business Unit Financial Performance. Enhance financial performance of the International Operations business unit (Q1 through Q3 2012) and the Americas business unit (Q4 2012) relative to historical performance.

•

Owned and JV Hotel Performance. Performance at the Adjusted EBITDA (as further adjusted as described above, plus adjustments for exchange rates) level for hotels that are owned, leased, and JVs in the International Operations business unit (Q1 through Q3 2012) and the Americas business unit (Q4 2012).

•

Organization and Strategy. Participate in ongoing review of business processes. Participate in development of an updated Strategic Plan and Long Range financial plan. Focus on positioning of established and new worldwide sales offices. Implement the new organizational structure. Actively collaborate in bringing higher level of efficiency and transparency to processes.

•	Customer Service and Guest Satisfaction. Increase customer service and guest satisfaction in hotels reporting up through International Operations.

•

Engagement. Establish and implement action plans focused on increased associate engagement for International Operations leadership teams. Assist in the development of action plans for the senior leadership team and direct reports. Create one or more internal forums to share best practices.

•	Brand Strategy and Innovation. Establish an effective innovation framework and capability that leverages ongoing insights to fulfill the Company’s mission.

•	Growth. Support development efforts for all brands in each region. Support launch of Select Service hotels internationally. Actively support conversion opportunities.

The compensation committee awarded Mr. Sarna 92% of his financial component (including HHC Financial Performance) and 93% of his non-financial MBO component.

The compensation committee awarded Mr. Sarna 100% of the leadership component based on his support of our values, his leadership and other areas of activity including enhanced collaborative efforts across different functional areas within the Company.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Sarna a 2012 annual incentive payment of $652,000, representing a payout of 94% of target.

Floyd’s 2012 Annual Incentive

Mr. Floyd’s financial and non-financial MBO goals for 2012 were:

•	Business Unit Financial Performance. Enhance financial performance of the North American Operations business unit (Q1 through Q3 2012) relative to historical performance.

•

Owned and JV Hotel Performance. Performance at the Adjusted EBITDA (as further adjusted as described above, plus adjustments for exchange rates) level for hotels that are owned, leased, and JVs in the North American Operations business unit (Q1 through Q3 2012).

•

Organization and Strategy. Participate in ongoing review of business processes. Participate in development of an updated Strategic Plan and Long Range financial plan. Refine revenue management activities and evaluate new supporting systems or processes. Support progress on certain critical renovation and new hotel projects.

•	Customer Service and Guest Satisfaction. Increase guest satisfaction in North American full service hotels and select service hotels.

•

Engagement. Establish and implement action plans focused on increasing associate engagement among North American leadership team members. Assist in the development of action plans for the senior leadership team and their direct reports. Create internal forums to share best practices.

•

Growth. Continue to support growth efforts and expand engagement in development process to ensure appropriate prioritization of initiatives. Continue to provide direction and priorities to technical services to support growth.

•

Brand Strategy and Innovation. Support implementation of the Company’s innovation efforts as tied to the brand strategy. Establish an effective innovation framework and capability that leverages ongoing insights to fulfill the Company’s mission.

The compensation committee awarded Mr. Floyd 100% of his financial component (including HHC Financial Performance) and 92% of his non-financial MBO component.

The compensation committee awarded Mr. Floyd 100% of the leadership component for 2012 based on leadership performance and collaboration across different functions.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Floyd a 2012 annual incentive payment of $678,000, representing a payout of 98% of target.

Haggerty’s 2012 Annual Incentive

Mr. Haggerty’s financial and non-financial MBO goals for 2012 were:

•

Department and Owned and Leased Hotel Financial Performance. Enhance financial performance of owned, leased, and joint venture hotels relative to historical performance, considering the economy and management’s outlook for the owned and joint venture hotels for 2012 as reviewed at the beginning of 2012. Manage department expenses to budgeted levels.

•

Growth. Meet or exceed growth targets for 2012 across geographic regions and brands, with the application of appropriate qualitative measures on pursuit of transactions, and with a focus on enhancing owner preference as demonstrated through an increase in transactions with multi-property developers and repeat business with existing developers.

•

Asset Strategy. Support creation of stockholder value through the application of capital and the achievement of returns. Capital expenditure programs on time and on budget. Execute asset recycling plan and demonstrate returns levels consistent with projections on projects in which significant investments have been made and have been open and operating for at least 3 years.

•

Organization and Strategy. Participate in ongoing review of business processes. Participate in development of an updated Strategic Plan and Long Range financial plan. Work to establish effective and efficient business processes. Ensure alignment of resources with operational and growth initiatives.

•	Brand Strategy and Innovation. Participate in the development and implementation of the Company’s innovation efforts as tied to the brand strategy. Provide support and input for initiatives.

The compensation committee awarded Mr. Haggerty 100% of his financial component (including HHC Financial Performance) and 97% of his non-financial MBO component based on transactions completed during 2012, the capital expenditure program, and the performance of owned and joint venture hotels.

The compensation committee awarded Mr. Haggerty 100% of the leadership component based on leadership performance and collaboration across different functions.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Haggerty a 2012 incentive payment of $530,000, representing a payout of 99% of target.

The actual annual incentive compensation earned for 2012 performance expressed as a percentage of base salary as in effect at year end for each NEO who participated in the annual incentive plan was as follows:

Name	Actual

Mark S. Hoplamazian	138% of year-end salary (92% of target)
Gebhard S. Rainer(1)	67% of year-end salary (95% of target)
Rakesh K. Sarna	94% of year-end salary (94% of target)
H. Charles Floyd	98% of year-end salary (98% of target)
Stephen G. Haggerty	89% of year-end salary (99% of target)

(1)	Reflects an average of Mr. Rainer’s prior role and his new role, Executive Vice President, Chief Financial Officer.

Long-Term Incentive

In 2012, we used equity in the form of Stock Appreciation Rights (“SARs”), Restricted Stock Units (“RSUs”) and performance shares (“PSs”) granted under our 2008 LTIP as the means of providing long-term incentives to our executives. These grants are designed to:

•	drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders;

•	create strong alignment with the long-term interests of our stockholders;

•	assist in retaining highly qualified executives; and

•	contribute to competitive total rewards.

In determining the value of long-term incentive grants, we considered the market data, the individual’s potential contribution to our success and the relationship between each NEO’s short-term and long-term compensation. For 2012, the compensation committee determined that the long-term incentive awards to NEOs, apart from Mr. Hoplamazian, Mr. Pritzker and Mr. Rainer, would be split ratably among SARs, RSUs and performance shares. The allocation of grants among SARs, RSUs and target performance shares was established by the compensation committee, after review by the chief human resources officer, so that the value of long-term incentives were delivered one-third in SARs, one-third in RSUs, and one-third (at target performance) in performance shares. The compensation committee believes that awarding an equal mix of SARs, RSUs and performance shares achieves a balance in linking NEO pay to company performance. SARs do not provide any value unless stock price appreciates, the value of RSUs increases or decreases in the same way stockholders’ stock value increases or decreases, and performance shares focus NEOs on company performance objectives. The actual number of SARs, RSUs and performance shares granted was determined based on applying a Black-Scholes value for the SARs and the value of our common stock for the RSUs and performance shares on the date of grant.

The target value for the annual long-term incentive grants for Messrs. Singh, Floyd, Sarna and Haggerty was established by the compensation committee, based in part upon the recommendation of Mercer, so that target total compensation would approximate the market 50th percentile with the ability to earn more based on superior performance.

SARs are designed to deliver value to executives only if our stock price increases over the value at the time of grant. Each vested SAR gives the holder the right to receive the appreciation in the value of one share of our Class A common stock at the exercise date over the value of one share of our Class A common stock at the date of grant. Generally, SARs vest annually over four years (25% per year) and are settled by delivery of our Class A common stock.

RSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. RSUs were also granted in light of the fact that the lodging industry is cyclical, and the volatility of the value of an RSU is lower than the volatility of the value of a SAR. RSUs, accordingly, are intended to create a sense of ownership and to better align executives’ interests with our stockholders’ interests. Generally, RSUs vest equally over four years (25% per year) and are settled by delivery of shares of our Class A common stock.

Performance shares are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance against specified 3-year goals and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. The performance shares are earned only if the NEOs achieve what the compensation committee believes are challenging three-year economic profit goals. “Economic profit” is defined as Adjusted EBITDA less 10% of the Company’s average invested capital for each year of the three-year performance period. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Key Business Metrics Evaluated by Management – Adjusted EBITDA,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC. If the threshold goal is not achieved at the end of the three-year performance period, then the performance shares will be forfeited and none will vest. If the threshold performance goal is achieved, 12.5% of the performance shares will vest. If the target performance goal is achieved, 50% of the performance shares will vest. If the maximum performance goal is achieved, then 100% of the performance shares will vest. Achievement between the threshold and maximum performance goals will vest pro-rata based on level of achievement. In 2011 the committee introduced performance share units (“PSUs”) which are similar to RSUs, but with performance vesting. However, in response to uncertainty of the treatment of PSUs under the deduction limits on performance-based compensation under Section 162(m), the committee awarded performance shares instead in 2012. The primary difference between performance shares and PSUs is that actual shares are issued upon grant of performance shares, whereas shares under PSUs are not issued until vesting. As a result, the maximum number of performance shares (200% of target) that could be earned must be granted at the beginning of the performance period, with the amount retained based on achievement levels. Accordingly, in 2012, the maximum number of performance shares were granted (subject to forfeiture based on performance), but in 2011, PSUs were granted at target levels.

For 2012, Mr. Rainer’s grant was based on his position as Managing Director Hyatt International (EAME) LLC and was delivered in RSUs since grants were made in the first quarter of 2012, prior to Mr. Rainer assuming his new role as Chief Financial Officer.

Mr. Hoplamazian received an equity grant in March 2012 of $2,999,977 salary pursuant to his employment agreement, split equally between SARs, and target performance shares (although the maximum number of performance shares was granted consistent with the process described above). The SARs vest 25% each year over four years. The performance shares are earned only if the three-year performance goals are met. In December 2012, Mr. Hoplamazian received an equity grant of RSUs with a value of $1,499,981 which vests ratably over four years. The additional grant of RSUs was made in connection with Mr. Hoplamazian’s agreement to continue in his role for another three years and to bring his long-term incentive compensation and total compensation closer to the 50th percentile of the Company’s peer group.

See the section below titled “Executive Chairman Compensation” for a discussion of Mr. Pritzker’s 2012 equity grant.

The Company does not time any equity grants for executive officers or any other employees to coordinate with the release of material non-public information. Pursuant to the Hyatt Hotels Corporation Insider Trading Compliance Program, neither the Company, nor executive officers, directors or covered employees may trade in any securities of the Company during the period beginning two weeks before the end of any fiscal quarter of the Company and ending two business days after the public release of earnings data for such quarter whether or not the Company or any of the executive officers, directors or covered employees is in possession of material, non-public information.

Singh Transition Agreement

In order to ensure an orderly transition of duties and responsibilities, following his separation we entered into a Transition Agreement with Mr. Singh under which he agreed to remain employed through December 31, 2012. That agreement provided that he receive: (i) a bonus equal to $540,000 for 2012, payable in 2013 at such time as the annual bonuses for 2012 are paid; (ii) $1,000,000 payable as part of the first normally scheduled payroll following the six month anniversary of his separation; (iii) $1,055,000 payable as part of the first normally scheduled payroll following the effective date of his required general release of claims in connection with his separation; (iv) continued health and life benefits for 12 months following his separation; (v) outplacement services; (vi) reimbursement of limited legal expenses in connection with entering into the transition agreement; and (vii) such other perquisites which are described in the footnotes to the Summary Compensation Table below. All such compensation was conditioned upon Mr. Singh (1) not terminating his employment prior to August 15, 2012; (2) not being terminated for “cause” (as defined in the agreement); and (3) executing and not revoking a general release of claims. Additionally, Mr. Singh agreed to forfeit and/or repay the cash portion of the compensation in the event he violates any of his non-compete, non-solicitation or confidential information covenants. Mr. Singh also agreed to extend his non-solicitation of our employees to 24 months following his separation. Mr. Singh separated from employment on December 31, 2012.

Employee Benefits

Our NEOs are eligible to receive employee benefits similar to all other salaried associates, such as participation in our 401(k) Plan, Deferred Compensation Plan (“DCP”), and Field Retirement Plan, with matching contributions, health, life and disability plans and severance benefits, as described in more detail in the section below titled “Potential Payments on Termination or Change in Control.” In addition, as described in more detail in the section below titled “Narrative to Summary Compensation Table,” we provide certain additional retirement and deferred compensation benefits to our NEOs, as well as limited perquisites. These additional employee benefits and perquisites make up the benefits/work/lifestyle portion of our total rewards package and allow us to compete in attracting and retaining executives.

Tax Deductibility and Accounting Considerations

We consider tax and accounting implications in designing our executive compensation programs and attempt to maximize the tax deductibility to us, while minimizing the tax consequences to our executives. As a newly public company, we have relied on certain transition rules available under Section 162(m) regarding compensation payable as a public company pursuant to plans and arrangements which were in place prior to becoming public and which were disclosed in the prospectus related to our initial public offering. As those transition rules will expire in 2013, we are asking stockholders to approve the 2013 LTIP and Incentive Plan with this proxy so that we may continue to pay and deduct compensation which is performance-based under

Section 162(m). However, the compensation committee may determine to pay compensation that is not tax deductible in its discretion.

Share Ownership Requirement and Compensation Recovery Policy

In 2009, we adopted share ownership guidelines that require each of our executive officers to hold SARs, RSUs (whether vested or not) or stock with a value within the following guidelines:

Mr. Hoplamazian	5 times base salary
Messrs. Singh, Rainer, Sarna, Floyd and Haggerty	3 times base salary

However, once an NEO reaches age 55 his ownership guideline will reduce by 10% per year until age 60. Our NEOs have five years to meet these goals. We adopted these share ownership guidelines as a means of requiring executives to hold equity and tie their interests to the interests of our stockholders. Each NEO currently meets the guidelines.

We also have a compensation recovery policy, which, if the board of directors determines that an executive has engaged in fraudulent or willful misconduct that resulted in a restatement of our financial results, allows the board of directors (or a committee thereof) in its discretion to recover from such executive any bonus, equity compensation or profits received on equity compensation by such executive.

Executive Chairman Compensation

In 2009, Mr. Pritzker entered into an employment agreement which was reviewed and approved by our compensation committee and our board of directors. Under this agreement Mr. Pritzker is entitled to the following compensation and benefits:

•	annual base salary of $475,000 as may be increased in the discretion of the compensation committee;

•

annual grants under the 2008 LTIP similar to other senior executives with a targeted grant date fair value (computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation) equal to 500% of base salary;

•

all future grants under the 2008 LTIP will continue to vest following his termination for any reason other than cause, provided he executes a general release of claims and he does not compete with Hyatt;

•

benefits and perquisites generally available to our senior executive officers from time to time including medical and dental insurance, life insurance, 401(k) plan, disability coverage, vacation benefits, monthly parking in Hyatt Center, corporate dining room privileges, and participation in our deferred compensation plan; and

•	severance in accordance with our general policies.

Under the terms of this agreement, Mr. Pritzker is not eligible for participation in our annual incentive plan, as all of his performance and incentive-based compensation is designed to be earned through equity grants. In accordance with the terms of his employment agreement, Mr. Pritzker received a SAR grant with a value of $2,430,991 in 2012. Mr. Pritzker’s 2009 employment agreement expired December 31, 2012. He entered into a new employment agreement effective January 1, 2013 through December 31, 2015.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
Thomas J. Pritzker	2012	$486,200		—	$2,430,991	—	—	$28,372	$2,945,563
Executive Chairman of the	2011	$486,200	—	—	$2,430,983	—	—	$27,806	$2,944,989
Board	2010	$486,200	—	—	$2,374,987	—	$4,085	$93,013	$2,958,285

Mark S. Hoplamazian	2012	$1,010,038		$2,999,964	$1,499,994	$1,399,000	—	$40,741	$6,949,737
President and Chief Executive	2011	$985,230	—	$2,666,602	$1,333,329	$1,539,030	—	$39,929	$6,564,120
Officer (Principal Executive Officer)	2010	$981,225	—	$1,662,484	$1,662,493	$1,700,000	—	$30,311	$6,036,513

Gebhard F. Rainer Executive Vice President, Chief Financial Officer (Principal Financial Officer)	2012	$722,611	$12,000	$224,989	—	$388,000	—	$210,247	$1,557,847

Harmit J. Singh(4)	2012	$597,333	$540,000	$999,961	$499,992	$—	—	$2,173,285	$4,810,571
Former Executive Vice	2011	$582,071	—	$999,923	$499,991	$541,000	—	$39,922	$2,662,907
President, Chief Financial Officer (Former Principal Financial Officer)	2010	$570,553	—	$1,243,675	$912,479	$534,000	—	$30,236	$3,290,943

Rakesh K. Sarna	2012	$691,667		$1,266,612	$633,333	$652,000	—	$145,950	$3,389,562
Executive Vice President,	2011	$663,174	—	$1,266,642	$633,322	$708,000	—	$140,213	$3,411,351
Group President Americas	2010	$602,070	—	$985,962	$985,973	$733,000	$476	$91,889	$3,399,370

H. Charles Floyd	2012	$691,667		$1,266,612	$633,333	$678,000	—	$65,741	$3,335,353
Executive Vice President,	2011	$663,174	—	$1,266,642	$633,322	$726,000	—	$64,919	$3,354,057
Group President Global Operations Centers	2010	$602,070	—	$985,962	$985,973	$705,000	$5,577	$55,235	$3,339,817

Stephen G. Haggerty	2012	$592,333		$999,961	$499,992	$530,000	—	$40,741	$2,663,027
Executive Vice President,	2011	$577,003	—	$999,923	$499,991	$576,000	—	$30,114	$2,683,031
Global Head of Real Estate and Capital Strategy	2010	$565,165	—	$1,447,463	$867,859	$543,000	—	$20,404	$3,443,891

(1)	Amounts shown represent the grant date fair value of SARs, RSUs and performance shares granted in the year indicated as computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 18 to the Consolidated Financial Statements for 2012 contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC. With regard to the performance share awards, the values set forth above reflect the vesting of performance shares based on the probable outcome of target levels. The grant date value of the performance shares assuming maximum performance is as follows for each relevant NEO: Mr. Hoplamazian: $ 2,999,966; Mr. Singh: $ 999,961; Mr. Sarna: $ 1,266,653; Mr. Floyd: $ 1,266,653; Mr. Haggerty: $ 999,961. For a discussion of threshold, target and maximum levels of vesting on performance share awards, see “Grants of Plan-Based Awards.”

(2)	Represents earnings in 2010 under deferred compensation plans which were merged into the Deferred Compensation Plan. Under those prior deferred compensation plans, participants were credited with interest annually at a rate equal to the average annual rate for 20 year Treasury securities, constant maturity as published in the Federal Reserve Statistical Release H15 for the calendar year prior to the year in which interest credit is made, plus 100 basis points.

(3)	All other compensation for 2012 includes that shown in the table below. For Mr. Singh it also includes legal fees ($17,384), outplacement services ($60,000), the value of technical equipment ($5,278), one month of COBRA ($1,371), and cash payments totaling $2,055,000 in which $1,055,000 was for additional considerations and $1,000,000 was separation pay.

Name	Corporate Dining Room Usage	Parking	401(k) Match and Contributions to DCP/FRP	Life Insurance and Long-Term Disability Premiums	Total
Thomas J. Pritzker	$11,415	$6,300	$10,000	$657	$28,372
Mark S. Hoplamazian	$11,415	$6,300	$22,000	$1,026	$40,741
Gebhard F. Rainer	$4,390	$2,625	$199,644	$3,588	$210,247
Harmit J. Singh	$7,026	$4,200	$22,000	$1,026	$34,252
Rakesh K. Sarna	$11,415	$6,300	$123,315	$4,920	$145,950
H. Charles Floyd	$11,415	$6,300	$47,000	$1,026	$65,741
Stephen G. Haggerty	$11,415	$6,300	$22,000	$1,026	$40,741

(4)	Mr. Singh’s employment terminated on December 31, 2012 and he forfeited all option and stock awards granted in 2012 as well as all other unvested awards.

Narrative to Summary Compensation Table

The actual value, if any, which an executive may realize from a SAR, RSU or performance shares is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon the excess of the stock price over the base price on the date the award is exercised. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table above. The amounts shown in the table above are computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation.

As part of our total rewards program, we offer the following employee benefit plans and perquisites:

Retirement Programs

In addition to our 401(k) plan that is available to employees generally, our NEOs may participate in the DCP which is a non-qualified deferred compensation plan.

401(k) Plan

Our 401(k) plan is an on-going, tax-qualified “401(k)” plan that matches 100% on the first 3% an employee contributes and 50% on the next 2% an employee contributes for a total match of 4% of an employee’s compensation up to the IRS limits for tax qualified plans.

Deferred Compensation Plan

The DCP allows executives to defer all or any portion of their base salary and annual incentive. We will make an employer contribution to the plan based on a designated contribution schedule. Messrs. Pritzker, Hoplamazian, Singh, Floyd, and Haggerty receive a dollar for dollar match on deferrals up to $12,000 annually. Mr. Floyd also received a supplemental employer contribution to the DCP in the amount of $25,000 as part of an earlier arrangement relating to the termination of a legacy defined benefit plan. Mr. Sarna receives an employer contribution equal to 10.5% of his salary, which is 50% of the normal contribution rate under a legacy plan based on his age and years of service and was agreed to as part of our consolidation of our non-qualified retirement plans. Executives in the DCP can select among various market based investment options and are eligible to receive their account balances when they terminate employment.

Field Retirement Plan

Mr. Rainer was a participant in the Hyatt International Hotels Retirement Plan (“FRP”) until August, 2012. Under the terms of the FRP we are required to contribute each year an amount which depends upon the employee’s age and years of service or benefit level corresponding with their position. Mr. Rainer received a 15% employer contribution to the FRP in 2012 based on his age and years of service and position. He also received an additional contribution to the FRP in the amount of $49,136 as part of an arrangement agreed to in consideration of the termination of a legacy defined benefit plan. Contributions to the FRP vest 25% per year after 2 years, with full vesting after 5 years. Based on his service, Mr. Rainer is fully vested in all contributions to the FRP. All contributions are held in an account for Mr. Rainer, which is invested in various investments selected by us according to Mr. Rainer’s direction. Beginning in August, 2012, Mr. Rainer began participating in the U.S. based 401(k) Plan and DCP, with respect to which he is eligible for the 4% employer match and $12,000 employer match, respectively.

Perquisites

We offer limited perquisites to our executives which we believe are reasonable and consistent with our total rewards program and our intention to attract and retain key executives. Perquisites that are provided include:

•	limited use of Hyatt hotel properties per the policy that is applicable to all Hyatt associates;

•	corporate dining room use; and

•	parking.

Messrs. Pritzker and Hoplamazian are permitted to use corporate aircraft for personal travel. Under our aircraft usage policy, Mr. Hoplamazian may use up to 30 hours per year with Mr. Pritzker’s prior approval, and the compensation committee’s approval for personal travel over 30 hours. Mr. Hoplamazian and Mr. Pritzker did not use corporate aircraft for personal travel in 2012.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Meeting Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)(3)	Grant Date Fair Value of Stock and Options Awards(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Pritzker
SARs	3/16/12	3/14/12							—	140,601	$41.29	$2,430,991

Mark S. Hoplamazian
			—	$1,522,500	$3,045,000
PSs	3/16/12	3/14/12				9,082	36,328	72,656				$1,499,983
SARs	3/16/12	3/14/12							—	86,755	$41.29	$1,499,994
RSUs	12/12/12	12/12/12							40,694	—	—	$1,499,981

Gebhard F. Rainer
			—	$540,000	$810,000
RSUs	3/16/12	3/14/12							5,449	—	—	$224,989

Harmit J. Singh(5)
			—	$540,000	$810,000
PSs	3/16/12	3/14/12				3,027	12,109	24,218				$499,981
SARs	3/16/12	3/14/12							—	28,918	$41.29	$499,992
RSUs	3/16/12	3/14/12							12,109	—	—	$499,981

Rakesh K. Sarna
			—	$695,000	$1,042,500
PSs	3/16/12	3/14/12				3,834	15,338	30,677				$633,306
SARs	3/16/12	3/14/12							—	36,630	$41.29	$633,333
RSUs	3/16/12	3/14/12							15,338	—	—	$633,306

H. Charles Floyd
			—	$695,000	$1,042,500
PSs	3/16/12	3/14/12				3,834	15,338	30,677				$633,306
SARs	3/16/12	3/14/12							—	36,630	$41.29	$633,333
RSUs	3/16/12	3/14/12							15,338	—	—	$633,306

Stephen G. Haggerty
			—	$535,500	$803,250
PSs	3/16/12	3/14/12				3,027	12,109	24,218				$499,981
SARs	3/16/12	3/14/12							—	28,918	$41.29	$499,992
RSUs	3/16/12	3/14/12							12,109	—	—	$499,981

(1)	The amounts shown represent the target and maximum potential payments under the annual incentive program based on multiples of the NEO’s base salary as of December 31, 2012. See the section in the Compensation Discussion and Analysis section of this proxy titled “Annual Incentive” for a more detailed description of the incentive compensation program.

(2)	The amounts shown represent the potential performance shares that may be earned under the 2008 LTIP at each of the threshold, target, and maximum performance levels. Each NEO was granted the maximum performance shares at 200% of target, but the number of performance shares that an NEO will vest in and be retained will be determined at the conclusion of the 2012—2014 performance period and will depend on the attainment of performance goals which generally are based on Adjusted EBITDA less a specified percentage of the Company’s average invested capital for each year of the three-year performance period ending December 31, 2014. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted EBITDA,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC, and based upon the relevant accounting principles at the time. If the threshold performance goal is not achieved at the end of the three-year performance period, then all of the performance shares will be forfeited and none will vest. If the threshold performance goal is achieved, 12.5% of the performance shares will vest. If the target performance goal is achieved, 50% of the performance shares will vest. If the maximum performance goal is achieved, 100% of the performance shares will vest. Achievement between the threshold and maximum performance goals will be paid pro-rata based on level of achievement.

(3)	Equals the fair market value of our Class A common stock on the grant date as determined by the compensation committee under the 2008 LTIP.

(4)	Amounts shown represent the grant date fair value of SARs, RSUs, and performance shares granted in the year indicated as computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 18 to the Consolidated Financial Statements for 2012 contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. With regard to the valuation of performance share awards, the grant date fair values set forth above reflect the vesting of performance shares based on the probable outcome at target levels.

(5)	Mr. Singh terminated employment on December 31, 2012 and forfeited all SARs, RSUs and performance shares granted in 2012 as well as any other previously granted but unvested equity.

Narrative to Grants of Plan-Based Awards Table

The actual value, if any, that an executive may realize from a SAR, RSU, or a performance share is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon there being a positive excess of the stock price on the date the award is exercised over the base price established at the award date. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the grant date fair value shown in the table above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		SAR Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised SAR(#) Exercisable(1)	Number of Securities Underlying Unexercised SAR(#) Unexercisable(1)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)	Market Value of Shares or Units of Stock that have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock that have Not Vested ($)(4)
Thomas J. Pritzker	3/16/2012	—	140,601	$41.29	3/16/2022
	3/16/2011	31,852	95,558	$41.74	3/16/2021
	5/11/2010	59,853	59,854	$40.96	5/11/2020

Mark S. Hoplamazian	12/12/2012					40,694	$1,569,568
	3/16/2012							36,328	$1,401,171
	3/16/2012	—	86,755	$41.29	3/16/2022
	3/16/2011	17,470	52,411	$41.74	3/16/2021
	3/16/2011					23,958	$924,060
	3/16/2011							31,943	$1,232,042
	5/11/2010	41,897	41,898	$40.96	5/11/2020
	5/11/2010					20,294	$782,740
	10/1/2009	45,840	15,281	$29.10	10/1/2019
	10/1/2009					7,142	$275,467
	7/1/2007	425,000	—	$62.80	7/1/2017

Gebhard F. Rainer	3/16/2012					5,449	$210,168
	3/16/2011					4,043	$155,939
	5/11/2010					2,747	$105,952
	3/2/2010	8,631	8,632	$33.12	3/2/2020
	5/11/2009	16,500	5,500	$26.00	6/9/2019
	5/2/2008	15,000	—	$58.18	5/2/2018
	7/1/2007	12,500	—	$62.80	7/1/2017
	10/6/2006	51,562	—	$49.90	10/6/2016

Harmit J. Singh*	3/16/2011	6,551	—	$41.74	1/30/2013
	5/11/2010	12,600	—	$40.96	1/30/2013

Rakesh K. Sarna	3/16/2012							15,338	$591,587
	3/16/2012					15,338	$591,587
	3/16/2012	—	36,630	$41.29	3/16/2022
	3/16/2011	8,298	24,895	$41.74	3/16/2021
	3/16/2011					11,380	$438,927
	3/16/2011							15,173	$585,223
	5/11/2010	13,860	13,861	$40.96	5/11/2020
	5/11/2010					6,714	$258,959
	3/2/2010	13,684	13,685	$33.12	3/2/2020
	3/2/2010					6,582	$253,868
	5/11/2009	26,187	8,729	$26.00	6/9/2019
	5/11/2009					30,155	$1,163,078
	5/2/2008	24,925	—	$58.18	5/2/2018
	7/1/2007	31,114	—	$62.80	7/1/2017

		SAR Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised SAR(#) Exercisable(1)	Number of Securities Underlying Unexercised SAR(#) Unexercisable(1)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)	Market Value of Shares or Units of Stock that have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock that have Not Vested ($)(4)
H. Charles Floyd	3/16/2012							15,338	$591,587
	3/16/2012					15,338	$591,587
	3/16/2012	—	36,630	$41.29	3/16/2022
	3/16/2011	8,298	24,895	$41.74	3/16/2021
	3/16/2011					11,380	$438,927
	3/16/2011							15,173	$585,223
	5/11/2010	13,860	13,861	$40.96	5/11/2020
	5/11/2010					6,714	$258,959
	3/2/2010	13,684	13,685	$33.12	3/2/2020
	3/2/2010					6,582	$253,868
	5/11/2009	26,187	8,729	$26.00	6/9/2019
	5/11/2009					74,786	$2,884,496
	5/2/2008	21,675	—	$58.18	5/2/2018
	7/1/2007	30,000	—	$62.80	7/1/2017
	10/6/2006	68,750	—	$49.90	10/6/2016

Stephen G. Haggerty	3/16/2012							12,109	$467,044
	3/16/2012					12,109	$467,044
	3/16/2012	—	28,918	$41.29	3/16/2022
	3/16/2011	6,551	19,654	$41.74	3/16/2021
	3/16/2011					8,984	$346,513
	3/16/2011							11,978	$461,991
	5/11/2010	12,600	12,601	$40.96	5/11/2020
	5/11/2010					6,104	$235,431
	3/2/2010	11,546	11,547	$33.12	3/2/2020
	3/2/2010					14,304	$551,706
	5/11/2009	22,095	7,366	$26.00	6/9/2019
	5/11/2009					6,661	$256,915
	5/2/2008	21,425	—	$58.18	5/2/2018
	7/1/2007	50,000	—	$62.80	7/1/2017

*	Due to Harmit J. Singh’s separation from service on December 31, 2012, all unvested awards were forfeited. Awards forfeited included 62,093 RSUs, 12,109 target PSs, 11,978 PSUs and 82,384 SARs and are not included in the table.

(1)	Represents SARs held by the NEOs. The SARs vest as follows:

	Grant Date	Vesting
Thomas J. Pritzker	3/16/2012	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.

	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

Mark S. Hoplamazian	3/16/2012	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.

	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	10/1/2009	25% per year commencing on August 1, 2010 and each anniversary of August 1 thereafter.

	7/1/2007	25% per year commencing on December 18, 2007 and each anniversary of December 18 thereafter.

Gebhard F. Rainer	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

	10/6/2006	25% per year commencing on October 6, 2007 and each anniversary of October 6 thereafter.

	Grant Date	Vesting

Rakesh K. Sarna	3/16/2012	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.

	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

H. Charles Floyd	3/16/2012	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.

	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

	10/6/2006	25% per year commencing on October 6, 2007 and each anniversary of October 6 thereafter.

Stephen G. Haggerty	3/16/2012	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.

	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

(2)	Represents RSUs held by the NEOs. The RSUs vest as follows:

	Grant Date	RSUs	Vesting

Mark S. Hoplamazian	12/12/2012	40,694	25% on each anniversary of December 12, commencing December 12, 2013.

	3/16/2011	31,943	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	40,588	25% on each anniversary of May 11, commencing May 11, 2011.

	10/1/2009	28,565	25% on each anniversary of August 1, commencing August 1, 2010.

Gebhard F. Rainer	3/16/2012	5,449	25% on each anniversary of March 16, commencing March 16, 2013.

	3/16/2011	5,390	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	5,493	25% on each anniversary of May 11, commencing May 11, 2011.

Rakesh K. Sarna	3/16/2012	15,338	25% on each anniversary of March 16, commencing March 16, 2013.

	3/16/2011	15,173	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	13,427	25% per year on each May 11, commencing May 11, 2011.

	3/2/2010	13,164	25% per year on each March 2, commencing March 2, 2011.

	5/11/2009	16,759	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	51,923	10% per year commencing June 9, 2009, and then on April 1 of each subsequent year, except on April 1, 2012, on which 20% vests.

	Grant Date	RSUs	Vesting

H. Charles Floyd	3/16/2012	15,338	25% on each anniversary of March 16, commencing March 16, 2013.

	3/16/2011	15,173	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	13,427	25% per year on each May 11, commencing May 11, 2011.

	3/2/2010	13,164	25% per year on each March 2, commencing March 2, 2011.

	5/11/2009	16,759	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	76,731	2% per year commencing June 9, 2009, and then on each April 1 through 2014, 68% on April 1, 2015 and 4% per year thereafter on each April 1 with full vesting on April 1, 2020.

Stephen G. Haggerty	3/16/2012	12,109	25% on each anniversary of March 16, commencing March 16, 2013.

	3/16/2011	11,978	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	12,207	25% per year on each May 11, commencing May 11, 2011.

	3/2/2010	28,607	25% per year on each March 2, commencing March 2, 2011.

	5/11/2009	14,141	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	12,500	25% per year on each April 1, commencing April 1, 2010.

(3)	Represents (1) PSUs granted on March 16, 2011, which vest on December 31, 2013, contingent on achievement of performance goals and (2) PSs granted on March 16, 2012, which vest on December 31, 2014 contingent on achievement of performance goals. The following sets forth the target number of PSUs and PSs which would vest based on target performance:

	PSUs at Target	PSs at Target
Mark S. Hoplamazian	31,943	36,328
Rakesh K. Sarna	15,173	15,338
H. Charles Floyd	15,173	15,338
Stephen G. Haggerty	11,978	12,109

(4)	Based on $38.57 per share, which was the closing price of our Class A common stock on December 31, 2012.

OPTION EXERCISES AND STOCK VESTED

	SAR Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise (#)(3)	Value Realized on Exercise ($)(3)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mark S. Hoplamazian	—	—	33,773	$1,361,159
Gebhard F. Rainer	—	—	2,720	$109,329
Harmit J. Singh	37,736	$404,183	28,909	$1,143,905
Rakesh K. Sarna	—	—	79,764	$4,552,797
H. Charles Floyd	—	—	70,289	$3,034,389
Stephen G. Haggerty	—	—	36,458	$1,545,990

(1)

For each NEO listed above, some shares of Class A common stock underlying vested RSUs were delivered upon vesting while the delivery of other shares of Class A common stock underlying vested RSUs was deferred until a future date. Additionally, a number of awards that were previously deferred were delivered to NEOs in 2012 as follows: Hoplamazian (8,500), Singh (12,500), Sarna (54,750), Floyd (54,125) and

Haggerty (16,600). Shares of Class A common stock underlying vested RSUs were delivered or deferred during 2012 as follows:

	Delivered Upon Vesting		Delivery Deferred
Name	Number of Shares	Date of Vesting/Delivery	Number of Shares	Date of Vesting	Deferral Period
Mark S. Hoplamazian	7,985	March 16, 2012	7,141	August 1, 2012	Earlier of September 1, 2013, termination of service or a change in control

	8,500	May 1, 2012

	10,147	May 11, 2012
Gebhard F. Rainer	1,347	March 16, 2012

	1,373	May 11, 2012
Harmit J. Singh	5,614	March 2, 2012	3,966	April 1, 2012	May 1, 2013

	2,994	March 16, 2012	783	July 31, 2012	June 30, 2013

	3,052	May 11, 2012

	12,500	August 31, 2012
Rakesh K. Sarna	3,291	March 2, 2012	4,189	April 1, 2012	Earlier of May 1, 2013, termination of service or a change in control

	3,793	March 16, 2012	10,384	April 1, 2012	Earlier of May 1, 2017, termination of service or a change in control

	54,750	May 1, 2012

	3,357	May 11, 2012
H. Charles Floyd	3,291	March 2, 2012	4,189	April 1, 2012	Earlier of May 1, 2013, termination of service or a change in control

	3,793	March 16, 2012	1,534	April 1, 2012	Earlier of May 1, 2020, termination of service or a change in control.

	54,125	May 1, 2012

	3,357	May 11, 2012
Stephen G. Haggerty	7,152	March 2, 2012	6,660	April 1, 2012	Earlier of May 1, 2013, termination of service or a change in control

	2,994	March 16, 2012

	16,600	May 1, 2012

	3,052	May 11, 2012

Shares of Class A common stock underlying vested RSUs with a deferred delivery period are also reflected in the “Non-Qualified Deferred Compensation Table” below.

(2)	Value realized upon vesting has been determined as follows:

Name
Mark S. Hoplamazian	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	7,985	$41.29
	8,500	$43.74
	10,147	$39.12
	7,141	$36.79
Gebhard F. Rainer	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	1,347	$41.29
	1,373	$39.12
Harmit J. Singh	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	5,614	$40.88
	2,994	$41.29
	3,052	$39.12
	12,500	$37.93
	783	$35.55
	3,966	$42.72
Rakesh K. Sarna	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	3,291	$40.88
	3,793	$41.29
	54,750	$43.74
	3,357	$39.12
	14,573	$42.72
H. Charles Floyd	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	3,291	$40.88
	3,793	$41.29
	54,125	$43.74
	3,357	$39.12
	5,723	$42.72
Stephen G. Haggerty	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	7,152	$40.88
	2,994	$41.29
	16,600	$43.74
	3,052	$39.12
	6,660	$42.72

(3)	Value realized upon exercise has been determined as follows:

Name
Harmit J. Singh	The sum of the following valuations:
	Number of SARs Exercised	Net Number of Shares Received Upon SAR Exercise	Closing Price of Class A Common Stock as of Exercise Date
	12,000	3,893	$38.49
	12,789	4,323	$39.28
	12,947	2,132	$39.65

NON-QUALIFIED DEFERRED COMPENSATION TABLE

The table below sets forth certain information as of December 31, 2012 with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)		Aggregate Earnings (Losses) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)(2)	Aggregate Balance at Last Fiscal Year End ($)(3)
Thomas J. Pritzker	DCP	—	—		$3,306,230	—	$27,287,982
	TJP Plan	—	—		—	$884,671	—
Mark S. Hoplamazian	DCP	$1,154,273	$12,000		$319,411	—	$3,415,966
	RSUs	—	$262,717	(4)	—	$223,074	$826,285	(5)
Gebhard F. Rainer	DCP	$17,500	—		$321	—	$17,821
	FRP	—	$199,644		$666,552	—	$3,840,863
	RSUs	—	—		—	—	—
Harmit J. Singh	DCP	$12,000	$12,000		$12,805	—	$104,695
	RSUs	—	$197,263	(4)	—	$284,475	$579,746	(5)
Rakesh K. Sarna	DCP	—	$123,315		$356	—	$3,317,021
	RSUs	—	$622,559	(4)	—	$1,468,002	$1,485,986	(5)
H. Charles Floyd	DCP	$34,542	$37,000		$859,572	—	$6,213,961
	RSUs	—	$244,487	(4)	—	$1,447,488	$721,413	(5)
Stephen G. Haggerty	DCP	$70,060	$12,000		$42,312	—	$349,593
	RSUs	—	$284,515	(4)	—	$462,551	$770,629	(5)

(1)	Includes amounts reflected under “Salary” in the Summary Compensation Table above for 2012 for Messrs. Floyd and Haggerty, and amounts reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above for 2011 for Messrs. Hoplamazian, Singh, and Haggerty, which was paid in 2012.

(2)	Mr. Pritzker has a nonqualified deferred compensation plan (the “TJP Plan”) in which he is fully vested and which was paid out on January 1, 2012. After the Company entered into Mr. Pritzker’s 2009 employment agreement, it no longer made contributions to the TJP Plan. Amounts in the TJP Plan earned interest at the short term applicable federal rate set by the IRS. Distribution of RSUs represents the fair market value of Class A common stock on the date of delivery. See footnote (1) to the Option Exercises and Stock Vested Table for the number of shares of Class A common stock delivered.

(3)	Of the total amounts shown in this column (other than for RSUs), the following amounts have been reported, through fiscal year 2012, as “Salary,” “Bonus,” “Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” or “All Other Compensation” in the Summary Compensation Table for Mr. Pritzker: $5,004,363; Mr. Hoplamazian: $3,151,273; Mr. Singh: $84,000; Mr. Rainer: $17,500; Mr. Sarna: $585,434; Mr. Floyd: $405,726; and Mr. Haggerty: $250,187.

(4)	Based on the fair market value of our Class A common stock on the date of vesting.

(5)	Based on $38.57, the closing price of our Class A common stock on December 31, 2012 (the last business day of fiscal year 2012).

Narrative to Non-qualified Deferred Compensation Table

See description of the DCP and FRP under the “Narrative to Summary Compensation Table” above. Messrs. Pritzker, Hoplamazian, Rainer, Singh, Sarna, Floyd and Haggerty participated in the DCP in 2012. Mr. Rainer participated in the FRP through August of 2012.

Potential Payments on Termination or Change in Control

Severance

In 2012, all NEOs were entitled to severance in the event of a termination of employment under the Hyatt Hotels Corporation Corporate Office Severance Plan, which is applicable to U.S. based corporate headquarters and certain divisional employees. Benefits are paid under the plan only if the eligible employees are laid off or terminated without cause and are offset by any amounts required to be paid in lieu of notice under WARN or WARN-like state laws. In addition, if the eligible employee elects COBRA continuation coverage under our group health plan, we will pay the eligible employee the difference between the premiums charged for COBRA and the amount the eligible employee would have paid as an active employee for such coverage during the eligible employee’s severance period. Severance can be paid in a lump sum or over the severance period in the discretion of the Company, however, severance will not be paid in a lump sum if it would violate Section 409A of the Code. All severance is subject to execution of a general release of claims.

Under the terms of the Severance Plan our NEOs are eligible to receive the following severance for the following severance periods:

Position	Severance Period (Weeks of Base Salary)
Executive Chairman of the Board Chief Executive Officer	78
Executive Officers of Hyatt Hotels Corporation as defined by the Chief Executive Officer	52

Mr. Pritzker’s employment agreement provides that he is entitled to terminate his employment and claim severance under the Severance Plan or the Executive Officer Change in Control Plan (if applicable) if he is not re-appointed as executive chairman. Mr. Hoplamazian’s employment agreement provides that he is entitled to terminate his employment and claim severance under the Severance Plan or the Executive Officer Change in Control Plan (if applicable) if he is not re-elected to serve as a director.

Mr. Haggerty’s employment letter provides that if he is terminated without “cause” he will receive base salary and continued medical benefits for one year as severance. Mr. Haggerty’s receipt of severance under his employment letter is subject to his signing a general release of claims. His right to continued medical benefits will cease if he secures other medical benefits following his termination of employment.

Change in Control

Each executive officer is entitled to enhanced severance benefits under our Executive Officer Change in Control Plan, if the executive officer’s employment is terminated without cause or the executive officer is constructively terminated within 24 months following a change in control or within three months prior to the change in control. In such event our executive chairman and chief executive officer would each receive severance equal to two times his base salary and target annual incentive for the year of termination, and all other executive officers would receive severance equal to one times their base salary and target annual incentive. All of the executive officers would also be eligible for a pro rata target annual incentive for the year of termination and we will pay the executive officer the difference between the premiums charged for COBRA and the amount the eligible employee would have paid as an active employee for such coverage, regardless of whether or not they elect COBRA coverage. All severance will be paid in a lump sum if permitted by Section 409A of the Code. Otherwise severance will be paid in installments over 24 months for our executive chairman and chief executive officer, or 12 months for all other executive officers. All severance benefits are subject to execution of a general release of claims, and are offset by any other severance or pay in lieu of notice under WARN or WARN-like state laws. We do not provide for tax reimbursement payments or gross-ups related to a change in control.

Equity Awards

Outstanding awards under our 2008 LTIP will fully vest if a participant’s employment is terminated within 12 months following a change in control, provided such awards are assumed by a successor in the change in control. If awards are not assumed by a successor then the compensation committee may in its discretion fully vest the awards upon the change in control. In addition, outstanding PSUs and performance shares will vest upon a change in control and will be deemed to have been earned at the greater of (i) the target award level or (ii) the number of PSUs and performance shares that would be payable based on actual performance through the date of the change in control.

Outstanding SAR, RSU, PSU and performance share awards will fully vest if a participant’s employment is terminated by reason of death or disability (with PSUs and performance shares being earned as if the participant remained employed through the last day of the performance period). If Mr. Hoplamazian is terminated other than for cause, provided he executes a general release of claims and he does not compete with us, following termination he will continue to vest in his SARs and will be fully vested in his RSUs (including continuing to earn outstanding PSUs and performance shares), although such RSUs, PSUs and performance shares will not be payable until the vesting dates set forth in his award agreements. In addition, recipients of special RSU awards in both 2008 and 2009 will be treated as having an additional year of vesting if their employment is terminated by us for reasons other than “detrimental conduct.” Detrimental conduct includes engaging in conduct constituting:

•	a felony;

•	gross negligence or willful misconduct in the performance of the participant’s duties and responsibilities;

•

willful violation of a material policy, including, without limitation, any policy relating to confidentiality, honesty, integrity and/or workplace behavior, which violation has resulted or may reasonably be expected to result in harm to us, our stockholders, directors, officers, employees or customers;

•

improper internal or external disclosure or use of confidential information or material concerning us or any of our stockholders, directors, officers, or employees which use or disclosure has resulted or may reasonably be expected to result in harm to us;

•	public disparagement of us or any of our stockholders, directors, officers or employees; and/or

•	willful violation of any stockholders’ agreement or other material agreements entered into by the participant with us in connection with or pursuant to the 2008 LTIP.

The following table summarizes the severance, the value of SARs, RSUs, PSUs and performance shares (at the target level of achievement) that would vest, and the value of other benefits that our NEOs (other than Mr. Singh) would receive upon (i) termination of employment by the Company without cause not in connection with a change in control, or (ii) termination of employment without cause or a constructive termination in connection with a change in control. The following assumptions were used in creating the table:

•	a stock price of $38.57 per share, which was the closing price of our Class A common stock on December 31, 2012; and

•	termination of employment as of December 31, 2012 (for the scenarios that include a termination of employment).

The amounts shown do not include payments of vested benefits under our tax qualified and non-qualified retirement and deferred compensation plans or the value of vested SARs and RSUs that were vested prior to December 31, 2012.

Item	Name	Termination of Employment by Company Without Cause	Change in Control — Termination of Employment Without Cause or Constructive Termination
Cash Severance	Thomas J. Pritzker	$750,000	$1,000,000
	Mark S. Hoplamazian	$1,522,500	$5,075,000
	Gebhard F. Rainer	$600,000	$1,140,000
	Rakesh K. Sarna	$695,000	$1,390,000
	H. Charles Floyd	$695,000	$1,390,000
	Stephen G. Haggerty	$595,000	$1,130,500

Annual Incentive (Year of Termination)	Thomas J. Pritzker	—	—
	Mark S. Hoplamazian	—	$1,522,500
	Gebhard F. Rainer	—	$540,000
	Rakesh K. Sarna	—	$695,000
	H. Charles Floyd	—	$695,000
	Stephen G. Haggerty	—	$535,500

Equity Vesting	Thomas J. Pritzker	—	—
	Mark S. Hoplamazian	$6,329,758	$6,329,758
	Gebhard F. Rainer	—	$588,238
	Rakesh K. Sarna	$4,067,534	$4,067,534
	H. Charles Floyd	—	$5,788,952
	Stephen G. Haggerty	$120,531	$2,942,166

Medical Benefits	Thomas J. Pritzker	$10,852	$14,469
	Mark S. Hoplamazian	$5,547	$7,395
	Gebhard F. Rainer	$10,397	$10,397
	Rakesh K. Sarna	$5,170	$5,170
	H. Charles Floyd	$10,757	$10,757
	Stephen G. Haggerty	$10,757	$10,757

Total	Thomas J. Pritzker	$760,852	$1,014,469
	Mark S. Hoplamazian	$7,857,805	$12,934,653
	Gebhard F. Rainer	$610,397	$2,278,635
	Rakesh K. Sarna	$4,767,704	$6,157,704
	H. Charles Floyd	$705,757	$7,884,709
	Stephen G. Haggerty	$726,288	$4,618,923

As described, the amounts shown above under “Equity Vesting” in the “Termination of Employment by Company Without Cause” column are also the amounts that the NEOs would receive upon termination of their employment due to death or disability and, for Mr. Hoplamazian, upon his termination for any reason other than cause.

As described above, Mr. Singh terminated employment on December 31, 2012, and in connection with his termination he is entitled to: (i) a bonus equal to $540,000 for 2012, payable in 2013 at such time as the annual bonuses for 2012 are paid; (ii) $1,000,000 payable as part of the first normally scheduled payroll following the six month anniversary of his separation; (iii) $1,055,000 paid on January 15, 2013 (iv) continued health and life benefits for 12 months following his separation; (v) outplacement services; (vi) reimbursement of up to $15,000 of legal expenses in connection with entering into the transition agreement; and (vii) such other perquisites which are described in the footnotes to the Summary Compensation Table.

See also, Article VI: Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan —Proposal 3 — Approval of Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan — Securities Authorized for Issuance Under Equity Compensation Plans.

ARTICLE IV: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2	—	RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the fiscal year ending December 31, 2013. D&T also served as Hyatt’s independent registered accounting firm for fiscal year 2012, and the services provided to us by D&T in fiscal year 2012 are described under “Independent Registered Public Accounting Firm’s Fees” below. Representatives of D&T will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of D&T as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of D&T to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding D&T’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hyatt and our stockholders.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Hyatt Hotels Corporation for the fiscal year ended December 31, 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

In addition to retaining D&T to audit the Company’s consolidated financial statements, the audit committee retained D&T to provide various other services in fiscal years 2012 and 2011. The following table presents fees for professional services rendered by D&T for fiscal years 2012 and 2011. The audit committee approved all of the fees presented in the table below.

Type of Fees	FY 2012	FY 2011

Audit Fees(1)	$4,845,720	$4,530,000

Audit-Related Fees(2)	$733,575	$718,000

Tax Fees(3)	$2,963,450	$2,073,300

All Other Fees(4)	$115,000	$0

Total	$8,657,745	$7,321,300

The following are footnotes to the above table, in accordance with SEC definitions:

(1)	Audit fees represent D&T fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC, review of quarterly financial statements, accounting consultation and other attest services that are typically performed by the independent public accountant, and services that are provided by D&T in connection with statutory and regulatory filings.

(2)	Audit-related fees consist principally of D&T fees for audits as required under our agreements with our hotel owners. Audit-related fees for 2011 and 2012 also include due diligence.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning.

(4)	All other fees are fees billed by D&T to Hyatt for any services not included in the first three categories. The 2012 fees were for permitted advisory services. There were no such services in 2011.

POLICY ON AUDIT COMMITTEE PREAPPROVAL OF AUDIT AND PERMISSIBLE NONAUDIT

SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the audit committee. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the audit committee chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the audit committee chair must report to the full audit committee on any pre-approval determinations). All services provided to us by D&T for fiscal years 2012 and 2011 were pre-approved by the audit committee. D&T may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee. In addition, before the audit committee will consider granting its approval, the Company’s management must have determined that such specific non-prohibited non-audit services can be best performed by D&T based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

The audit committee has adopted a policy that prohibits our independent auditors from providing:

•	bookkeeping or other services related to the accounting records or financial statements of the Company;

•	financial information systems design and implementation services;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources services;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or the SEC determines, by regulation, is impermissible.

ARTICLE V: REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Audit Committee,” the audit committee has done the following things:

•

Prior to the filing on February 13, 2013 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, reviewed and discussed with management and D&T the Company’s audited consolidated financial statements.

[1]	This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

•

Discussed with D&T the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T, and any other matters required to be communicated to the committee by D&T under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•

Evaluated D&T’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the audit committee concerning independence and discussions with D&T regarding its independence.

Based on the reviews and discussions with management and D&T cited above, including the review of D&T’s disclosures and letter to the audit committee and review of the representations of management and the reports of D&T, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC.

Audit Committee of the Board of Directors

Michael A. Rocca, Chairman

Susan D. Kronick

Richard C. Tuttle

James H. Wooten, Jr.

ARTICLE VI: SECOND AMENDED AND RESTATED HYATT HOTELS CORPORATION LONG-TERM INCENTIVE PLAN

PROPOSAL 3 — APPROVAL OF SECOND AMENDED AND RESTATED HYATT HOTELS CORPORATION LONG-TERM INCENTIVE PLAN

We originally adopted the Hyatt Hotels Corporation Long-Term Incentive Plan (the “Original LTIP”) as a means of assisting the Company in attracting and retaining qualified non-employee directors, executives and other key employees and to promote the success of the Company by providing certain non-employee directors, executives and other key employees of the Company with a shared interest in increasing the value of the Company and sustaining its growth. In connection with our initial public offering, the Original LTIP was subsequently amended and restated in the Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan and has been further amended from time to time (the “2008 LTIP”). We are now requesting that our stockholders vote in favor of approving the 2013 LTIP in order to allow us to continue providing equity compensation to employees and members of our board of directors as a competitive compensation practice and to align the interests of our employees and Board members with our stockholders.

A summary of the 2013 LTIP appears below. This summary is qualified in its entirety by the text of the 2013 LTIP, which is included as Appendix A to this proxy statement.

The amendments to the 2008 LTIP reflected in the 2013 LTIP would effect the following material changes:

•	increase the number of shares of Class A common stock that may be granted under the 2013 LTIP by 5,000,000 shares;

•

allow awards (as defined below) to qualify as “performance-based compensation” under Section 162(m) by (1) limiting the number of awards that can be granted to any one employee to 1,000,000 shares and $5,000,000 for cash awards, and (2) adding performance goals that may be used for Section 162(m) performance-based awards, as more fully described below;

•	limit the value of awards that can be granted to non-employee directors in any year to the greater of 500,000 shares of Class A common stock or $500,000;

•	provide that dividend equivalents will not be paid on any performance vesting awards unless the award vests;

•	provide that shares withheld to satisfy exercise price and tax withholdings will not be added back to the pool of shares available for grant under the 2013 LTIP;

•	specifically prohibit repricings; and

•	extend the term of the 2008 LTIP by 10 years until April 3, 2023.

As discussed above, equity compensation is a key component of our total rewards program and is the mechanism pursuant to which we provide long-term incentives to our employees. We believe that equity incentives are critical to attracting and retaining the most talented employees. As of April 15, 2013, the 2008 LTIP has only approximately 2.7 million shares available for future awards. If the 2013 LTIP is not approved, we estimate that we will have enough shares remaining under the 2008 LTIP to make approximately one more year of awards, assuming we continue to grant awards consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices.

Additionally, as discussed above under “Tax Deductibility and Accounting Considerations” in the Compensation Discussion and Analysis section of this Proxy, since our initial public offering in 2009 we have relied on a transition rule available under Section 162(m) regarding compensation payable pursuant to plans and arrangements that were in place prior to becoming public and which were disclosed as part of the public offering to pay compensation that is intended to be tax deductible. However, that transition rule expires for the 2008 LTIP after this annual meeting. Accordingly, in order to be able to pay and deduct compensation that is performance-based under Section 162(m), we need to amend the 2008 LTIP to contain provisions that would allow us to comply with the Section 162(m) requirements, and to obtain stockholder approval of such provisions. The 2013 LTIP is intended to comply with the Section 162(m) requirements for awarding qualified performance-based compensation, if approved by stockholders and if the other technical requirements for granting Awards (as defined below) are met at the time the performance-based awards are granted. If the 2013 LTIP is not approved, then any future awards made under the 2008 LTIP would not be exempt from the limits of Section 162(m).

Significant Historical Award Information

Historically, we have granted predominantly stock appreciation rights (“SARs”), time-vested restricted stock units (“RSUs”), and more recently performance vested RSUs and performance vested restricted shares. The table below presents the number of shares that were subject to the various outstanding equity awards as of April 15, 2013:

Outstanding Award Type
Number of SARs	3,880,926
Weighted-average base price	$45.15
Weighted-average remaining term (years)	6.37
Number of unvested restricted stock units (excludes cash settled awards)	1,300,549
Number of unvested performance stock units	175,549
Number of unvested performance shares	404,037

Shares underlying awards granted under the 2008 LTIP that expire, are forfeited or cancelled without having been exercised or settled in full, or otherwise terminate and shares used to pay the exercise price (if any) or satisfy tax withholdings become available again for grant under the 2008 LTIP. Under the 2013 LTIP these shares would not be added back to the shares available for grant under the 2013 LTIP.

The following table shows how we have used equity compensation since our initial public offering:

Key Equity Metrics	2012	2011	2010	2009
Percentage of equity awards granted to NEOs (1)	55%	49%	43%	40%
Equity burn rate (2)	0.7%	0.6%	0.8%	0.6%
Dilution (3)(5)	5.0%	5.2%	5.1%	5.2%
Overhang (4)	2.8%	2.6%	2.0%	1.3%

(1)	Percentage of equity awards granted to NEOs (named executive officers) is calculated by dividing the number of shares subject to equity awards that were granted to NEOs during the fiscal year by the total shares subject to equity awards that were granted during the fiscal year.

(2)	Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.

(3)	Dilution is calculated by dividing the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year and the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

(4)	Overhang is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

(5)	Calculated as of December 31st of each fiscal year.

Our equity burn rate and potential dilution is below the median of our peer group. We anticipate our burn rate in 2013 to be consistent with the burn rates above.

All full-time employees are eligible to receive equity awards. At present, approximately 45,000 employees and 10 non-employee directors are eligible to receive awards under the 2008 LTIP. If approved, the same number of employees and non-employee directors would be eligible for grants under the 2013 LTIP. Currently 473 employees and all 10 non-employee directors hold awards granted under the Original LTIP and the 2008 LTIP.

Background for Request to Increase the Share Reserve

In determining to recommend the adoption of the 2013 LTIP and increase the shares by 5,000,000 over the share reserve under the 2008 LTIP, our Board and the compensation committee considered the following factors:

•	If the 2013 LTIP is not approved, we would not be able to make awards in future years which are intended to be tax deductible under Section 162(m) to our NEOs.

•

As of April 15, 2013, approximately 2.7 million shares remain available for issuance under the 2008 LTIP. Based on historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices, we estimate that this number of shares would allow us to make equity grants for approximately one additional year, unless we increase the share reserve.

•	The additional 5,000,000 shares being added to the 2013 LTIP would be dilutive to other stockholders by an additional 3.1%, based on outstanding shares as of December 31, 2012.

•

Based on historical usage, we estimate that the 5,000,000 additional shares, in addition to the available share pool of approximately 2.7 million shares as of April 15, 2013 (for a total available pool of approximately 7.7 million shares if the 2013 LTIP is approved), would be sufficient for four to five additional years of Awards, assuming we continue to grant Awards consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices.

Summary of the 2013 LTIP

A summary of the principal provisions of the 2013 LTIP is set forth below. The summary is qualified by reference to the full text of the 2013 LTIP, which is attached as Appendix A to this Proxy Statement.

The 2013 LTIP was approved by our Board and by the compensation committee on April 3, 2013, subject to approval by our stockholders. The 2013 LTIP provides for the grant of options (both nonqualified and incentive stock options), SARs, restricted stock, restricted stock units, performance awards, dividend equivalents, stock payments and deferred stock (collectively, “Awards”).

Shares Subject to the 2013 LTIP

Under the 2013 LTIP, the total number of shares of our Class A common stock that have been reserved for, issued or may be issued or transferred pursuant to Awards under the Original Plan, the 2008 LTIP and the 2013 LTIP is 14,375,000, which is an increase of 5,000,000 shares over the 2008 LTIP.

The 2013 LTIP provides for specific limits on the number of shares that may be subject to different types of Awards:

•	No more than 1,000,000 shares of our Class A common stock may be granted in any calendar year to any one employee.

•	In any one calendar year an employee may not receive cash based Awards with a value exceeding $5,000,000.

•	No director may be granted an Award for any calendar year with a value of more than the greater of 500,000 shares of our Class A common stock or $500,000.

The shares of our Class A common stock available under the 2013 LTIP may be either previously authorized and unissued shares or treasury shares. The 2013 LTIP provides for appropriate adjustments in the number and kind of shares subject to the 2013 LTIP and to outstanding Awards thereunder in the event of a corporate event or transaction, including any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares or the share price of our stock.

If any shares subject to an Award under the 2013 LTIP terminate, expire, are settled in cash in lieu of shares or lapse for any reason without the delivery of shares, then the shares subject to such Award under the 2013 LTIP shall be available again for grant under the plan. In addition, shares repurchased by the Company at the same price paid by the Participant so that such shares are returned to the Company will be available for future grants under the 2013 LTIP. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards or an entity acquired by the Company or any of its subsidiaries will not be counted against the shares available for grant under the 2013 LTIP. Shares tendered or withheld to satisfy the exercise price of an option granted under the 2013 Plan and any shares tendered or withheld to satisfy any tax withholding obligation with respect to Awards granted under the 2013 Plan will not again be available for grant under the 2013 LTIP.

On April 15, 2013, the closing price of a share of our Class A common stock on the NYSE was $41.20.

Administration

The 2013 LTIP is generally administered by our compensation committee or any subcommittee thereof; provided that a subcommittee of our Board may also function as the compensation committee (the “Administrator”). As discussed above under “Compensation Committee” not all of our compensation committee members meet the requirements of being “outside directors” under Section 162(m) and, therefore, with respect to any actions to be taken by the Administrator with respect to Awards made to our executive officers or which are intended to qualify as “qualified performance-based compensation” under Section 162(m), the Administrator shall be the Section 162(m) and Section 16 subcommittee.

The Administrator is authorized to determine the individuals who will receive Awards (the “participants”), the terms and conditions of such Awards, the types of Awards to be granted, the number of shares to be subject to each Award, the price of the Awards granted, any performance criteria, any reload provisions, payment terms, payment method and the expiration date applicable to each Award. The Administrator is also authorized to establish, adopt or revise rules relating to the administration of the 2013 LTIP. The Administrator may delegate its authority to grant or amend Awards or take other administrative actions with respect to participants other than senior executive officers subject to Section 16 of the Exchange Act, employees covered by Section 162(m) or the officers to whom the authority to grant or amend Awards has been delegated.

Amendment and Termination

The Administrator or the Board may terminate, amend, suspend or modify the 2013 LTIP at any time; provided, however, that stockholder approval will be obtained for any amendment to increase the number of shares available under the 2013 LTIP or to decrease the exercise price or any outstanding option or SAR granted under the 2013 LTIP.

In no event may an Award be granted or awarded during any period of suspension or termination of the 2013 LTIP. The 2013 LTIP will expire and no further Awards may be granted after June 10, 2023, the tenth anniversary of its approval by our stockholders.

Eligibility

Awards under the 2013 LTIP may be granted to individuals who are our employees, consultants or our non-employee directors. However, options which are intended to qualify as incentive stock options (“ISOs”) may only be granted to employees.

Awards

The following briefly describes the principal features of the various Awards that may be granted under the 2013 LTIP.

Options – Options provide for the right to purchase our Class A common stock at a specified price, and usually will become exercisable in the discretion of the Administrator in one or more installments after the grant date. The option exercise price may be paid in:

•	cash,

•	check,

•

shares of our Class A common stock (including shares issuable pursuant to the exercise of an Award or shares which have been held by the Participant for such period required by the Administrator to avoid any adverse accounting consequences),

•	broker assisted cash-less exercise, or

•	such other property acceptable to the Administrator.

Options may take two forms, non-statutory options (“NSOs”) and ISOs. NSOs may be granted for any term specified by the Administrator, but shall not exceed ten years. ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

•

have an exercise price not less than the fair market value of our Class A common stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (“10% shareholders”), then such exercise price may not be less than 110% of the fair market value of our Class A common stock on the date of grant,

•	be granted only to our employees,

•	expire within a specified time following the option holder’s termination of employment,

•	be exercised within ten years after the date of grant, or with respect to 10% shareholders, no more than five years after the date of grant, and

•	not be exercisable for the first time for shares of our Class A common stock with an aggregate fair market value in excess of $100,000, determined based on the exercise price.

No ISO may be granted under the 2013 LTIP after ten years from the date the 2013 LTIP is approved by our stockholders.

Restricted Stock – A restricted stock award is the grant of shares of our Class A common stock at a price determined by the Administrator (which price shall be no less than the par value of such shares) that is nontransferable and unless otherwise determined by the Administrator at the time of award, may be forfeited upon termination of employment or service during a restricted period. Participants will have all rights as a stockholder, including the right to vote the shares of restricted stock and receive dividends on such shares, unless otherwise provided by the Administrator, in its sole discretion. Restricted stock granted to employees will vest according to the terms of each individual Award agreement, as determined by the Administrator.

Stock Appreciation Rights – SARs provide for the payment to the holder based upon increases in the price of our Class A common stock over a set base price. SARs may be granted in connection with stock options or other Awards or separately. The term and conditions of each SAR, including the period during which a vested SAR may be exercised, is set by the Administrator. Payment for SARs will be made in shares of our Class A common stock unless due to the occurrence of unusual events, the Administrator determines that such payment should be made in cash.

Restricted Stock Units – Restricted stock units represent the right to receive shares of our Class A common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the Award agreement we shall deliver to the holder of the restricted stock unit, unrestricted shares of our Class A common stock which will be freely transferable. The Administrator will specify the vesting requirements, and other terms and conditions of such restricted stock units, in each Award agreement.

Dividend Equivalents – Dividend equivalents represent the value of the dividends per share of our Class A common stock we pay, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the participant. These may be paid in cash or stock. Dividend Equivalents paid in cash do not count against the share and award limits under the 2013 LTIP. With respect to awards with performance-based vesting, dividends, if any, which are paid prior to vesting will only be paid to a participant to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

Performance Awards – Performance awards are denominated in cash, shares of our Class A common stock or both, and are linked to the satisfaction of performance criteria established by the Administrator. If the Administrator determines that the Award is intended to meet the requirements of “qualified performance-based compensation” and therefore be deductible under Section 162(m), then the performance criteria which the Award will be based shall be with reference to any one or more of the following:

• earnings (either before or after interest	• operating margin
• taxes, depreciation and amortization)	• operating efficiency
• economic value-added (as determined by the	• customer satisfaction
Administrator)	• working capital
• sales or revenue	• earnings per share
• net income (before or after taxes)	• price per share of common stock
• cash flow (including, but not limited to,	• market share
operating cash flow and free cash flow)	• chain results
• return on capital	• gross operating profit
• return on invested capital	• capital development
• return on assets	• implementation or completion of critical projects
• return on stockholders’ equity	• branding
• stockholder return	• organizational or succession planning
• return on sales	• management or licensing fee growth
• gross or net profit	• guest satisfaction top box scores
• costs	• Net Promoter Score
• funds from operations	• RevPAR (revenue per available room)
• expenses	• management fees
• productivity	• growth in hotels

Any of the foregoing Performance Goals may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

Stock Payments – Payments to participants of bonuses or other compensation under the 2013 LTIP may be made in the form of our Class A common stock.

Deferred Stock – Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria. Like restricted stock, deferred stock may not be sold, or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock also will have no voting or dividend rights prior to the time when the vesting conditions are met and the underlying Class A common stock is delivered.

Changes in Control

In connection with a change in control, all outstanding Awards will be assumed or an equivalent award substituted by the successor corporation. If an Award is assumed or substituted for an equivalent Award and a participant’s service is terminated upon or within 12 months following the change in control, then such participant will become fully vested in such assumed or substituted Award. In the event the outstanding Awards are not assumed or substituted, then the Administrator may cause all such Awards to become fully exercisable immediately prior to the change in control and all forfeiture restrictions on such Awards will lapse.

Adjustments upon Certain Events

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or other similar changes affecting the shares or share price of Company stock, the Administrator shall make equitable adjustments to reflect changes with respect to (i) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria), (ii) the number and kind of shares of Class A common stock (or other securities or property) subject to an Award, (iii) the aggregate number and kind of shares that may be issued under the 2013 LTIP (including the maximum number of shares of Class A common stock and the limits on the amount of awards to employees and non-employee directors), and (iv) the grant or exercise price per share for any outstanding Awards. In addition, upon such events the Administrator may provide for (i) the termination of any Awards in exchange for cash equal to the amount the participant would otherwise be entitled to receive if he or she had exercised the Award, (ii) the full vesting, exercisability or payment of any Award, (iii) the assumption of such Award by any successor, (iv) the replacement of such Award with other rights or property, (v) the adjustment of the number and type of shares and/or the terms and conditions of the Awards which may be granted in the future, or (vi) the result that Awards cannot vest, be exercised or become payable after such event.

Awards Not Transferable

Generally the Awards may not be sold, pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, as defined in the Code. The Administrator may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder’s family, charitable institutions or trusts for the benefit of family members.

Prohibition on Repricing

The 2013 LTIP prohibits the Administrator from repricing options and SARs without the approval of stockholders, including a repricing accomplished through the cancellation of an option or SAR in exchange for cash or another award when the exercise price of the option or the base measurement price of the SAR exceeds the current fair market value of the Class A common stock subject to such option or SAR.

Claw-back

The 2013 LTIP allows the Administrator to subject Awards under the 2013 LTIP to rights of forfeiture and recovery in the event that the participant has a termination of service prior to a specified date or within a specified period following receipt or exercise of an Award, competes with the Company or acts in a manner inimical, contrary or harmful to the interests of the Company, or is otherwise terminated for cause. In addition, all Awards (including any proceeds, gains or other economic benefit actually or constructively received) are subject to the provisions of any claw-back policy implemented by the Company.

Miscellaneous

As a condition to the issuance or delivery of shares of Class A common stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company has the authority to require participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations, subject to the discretion of the Administrator to disapprove of such use.

U.S. Federal Income Tax Consequences

The tax consequences of the 2013 LTIP under current U.S. federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the 2013 LTIP for U.S. taxpayers, and is intended for general information only. State, local or foreign taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Nonqualified Stock Options — For U.S. federal income tax purposes, an optionee generally will not recognize taxable income at the time a non-qualified stock option is granted under the 2013 LTIP. The optionee will recognize ordinary income, and the Company will be entitled to a deduction, upon the exercise of a non-qualified stock option. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash, shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the non-qualified stock option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

Incentive Stock Options — An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the optionee will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

Stock Appreciation Rights — No taxable income is generally recognized upon the receipt of an SAR. Upon exercise of an SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock — A participant to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares on the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Code, then the participant generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares on that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount.

Restricted Stock Unit — A participant will generally not recognize taxable income upon the grant of a restricted stock unit. However, when the shares are delivered to the participant, the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Deferred Stock — A participant will generally not recognize taxable income upon the grant of deferred stock. However, when the shares are delivered to the participant, the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Stock Payments — A participant will recognize taxable ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the Plan and generally the Company will be entitled to a corresponding deduction.

Performance Awards — A participant who has been granted a performance award (either performance unit or stock) generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Code Section 409A — Certain Awards under the 2013 LTIP, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) Limitation — In general, Section 162(m) of the Code imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its Chief Executive Officer or any of the next three most highest paid executive officers (other than the Chief Financial Officer) as listed in the proxy statement. An exception to this limitation is provided for performance-based compensation that satisfies certain conditions in order to be exempt from the $1 million deduction cap. In particular, the compensation must be paid solely on account of the attainment of one or more objective, pre-established performance goals, and three other requirements must be met:

•

the performance goals are determined within a specified time frame by a committee or subcommittee of the corporation’s board of directors consisting solely of two or more “outside directors” (within the meaning of Section 162(m));

•

the material terms of the remuneration, including the performance goals, are disclosed to the corporation’s stockholders and approved by a majority of the vote of such stockholders before such compensation is paid; and

•	the committee of outside directors certifies the attainment of the performance goals and satisfaction of other terms before such compensation is paid.

If the 2013 LTIP is approved by stockholders, then awards under the 2013 LTIP should be able to qualify as performance-based compensation under 162(m) since the 2013 LTIP sets forth the various performance goals pursuant to which performance-based compensation may be payable and the maximum number of shares or cash compensation that can be granted to any employee during any calendar year, thereby establishing the maximum amount of compensation that can be payable during the term of the 2013 LTIP to any one employee (based on a ten year term and 1,000,000 share or $5,000,000 cash award per calendar year limit for a total of 10,000,000 shares and $50,000,000 in cash awards that any single employee could receive under the 2013 LTIP). As a result, if awarded by a qualifying compensation committee, stock options and SARs granted under the 2013 LTIP will satisfy the “performance-based compensation” exception to Section 162(m) as the compensation payable is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Restricted stock, restricted stock units, deferred stock and performance unit/share awards granted under the 2013 LTIP may also qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are awarded by a qualifying compensation committee, such awards are granted or vest upon pre-established objective performance measures based on the performance goals described above under the section entitled “Performance Awards” and the other technical requirements for granting such Awards are met at the time the performance-based awards are granted.

We have attempted to structure the 2013 LTIP in such a manner that awards made under such plan are able to qualify as “performance-based compensation” for purposes of the 162(m) $1,000,000 compensation limit.

However, we have not requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the 2013 LTIP. Additionally, nothing in the 2013 LTIP requires or otherwise guarantees that awards will be qualified “performance-based compensation” under 162(m), and the compensation committee may in its discretion make awards that do not so qualify.

Plan Benefits

The number of Awards that an individual participant may receive under the 2013 LTIP is in the discretion of the Administrator and therefore cannot be determined in advance. However, for illustrative purposes only, in 2012 the following amounts were granted to the named executive officers and the other groups of individuals named below under the 2008 LTIP.

Name and Position	Dollar Value ($)(1)		Number of Awards Granted Under Long-Term Incentive Plan(2)
Thomas J. Pritzker Executive Chairman of the Board	$—		140,601

Mark S. Hoplamazian President and Chief Executive Officer	$2,999,964		200,105

Gebhard F. Rainer Executive Vice President, Chief Financial Officer	$224,989	(3)	5,449

Rakesh K. Sarna Executive Vice President, Group President Americas	$1,266,612		82,645

H. Charles Floyd	$1,266,612		82,645
Executive Vice President, Group President Global Operations Center
Stephen G. Haggerty	$999,961		65,245
Executive Vice President, Global Head of Real Estate and Capital Strategy
Executive Officer Group	$2,979,776		174,181
Non-Executive Director Group	$1,575,000	(4)	42,748
Non-Executive Officer Employee Group	$15,233,488		371,695

(1)	Represents the grant date fair value of RSUs and shares (including target performance shares) granted in 2012. Does not include the grant date fair value of any SARs granted in 2012 per SEC guidance.

(2)	Represents aggregate grants of shares (including maximum performance shares), RSUs and SARs for 2012.

(3)	Represents the 2008 LTIP awards granted to Mr. Rainer in the role of Managing Director.

(4)	Represents the grant date fair value of stock or stock units of both annual stock retainers in 2012 as well as cash fees deferred. Total annual stock retainers have a grant date fair value of $840,166.

Equity Compensation Plan

The following table provides certain information as of December 31, 2012 about Class A common stock that may be issued under our existing equity compensation plans:

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Security Holders	4,905,916	(1)	$45.30	(2)	4,501,438	(3)
Equity Compensation Plans Not Approved by Security Holders	—		—		1,469,287	(4)

Total	4,905,916		$45.30		5,970,725

(1)	Includes (a) SARs to purchase 3,392,218 shares of Class A common stock issued under the 2008 LTIP (calculated on a one-for-one basis), (b) 1,495,573 shares of Class A common stock to be issued upon the vesting of RSUs issued under the 2008 LTIP, a portion of which has vested but has deferred issuance terms, for which no exercise price will be paid (assuming maximum payout of PSU awards) and (c) 18,125 shares of Class A common stock issued pursuant to the ESPP in connection with the October 2012 to December 2012 purchase period (which shares were issued in 2013).

(2)	The calculation of weighted average exercise price includes only outstanding SARs.

(3)	Includes (a) 3,681,450 shares of Class A common stock that remain available for issuance under the 2008 LTIP and (b) 819,988 shares of Class A common stock that remain available for issuance pursuant to the ESPP.

(4)	Includes (a) 1,169,287 shares of Class A common stock that remain available for issuance pursuant to the DCP and (b) 300,000 shares of Class A common stock that remain available for issuance pursuant to the Hyatt International Hotels Retirement Plan (“FRP”).

The DCP and the FRP are non-qualified defined contribution plans. The DCP provides eligible participants employed in the United States with the opportunity to defer any or all compensation, to receive employer matching contributions and to receive discretionary employer contributions. Compensation deferred under the DCP as well as matching and discretionary credits, if any, are credited to a participant’s account under the DCP and are held in a rabbi trust, on behalf of the participants. A participant may direct the investment of funds in such participant’s account in certain investment funds. In 2010, certain participants were offered a one-time election to have up to 15% of certain fully vested and nonforfeitable accounts invested in Class A common stock (with the account balances being calculated as of June 1, 2010). In connection with such elections, 30,805 shares of Class A common stock were issued to the trustee of the DCP. The number of shares of Class A common stock to be allocated to each electing participant’s account was determined by dividing the dollar amount of such participant’s elected percentage of their account balances by the closing price of Class A common stock on June 2, 2010. The shares of Class A common stock held in such accounts are held in the trust on behalf of the participant until distributed upon termination of employment. Participants’ accounts under the DCP generally are distributed in cash. However, the portion of the participant’s account invested in Class A common stock will be distributed in shares of Class A common stock. The material terms of the FRP are the same as the material terms of the DCP; however, the FRP includes an employer contribution schedule based on age and years of service. Participants in the FRP are employees located outside of the United States. Participants in the FRP have not been given an election to invest their accounts in Class A common stock due to international securities law considerations. However, the board of directors has reserved 300,000 shares of Class A common stock for issuance under the FRP in the event that participants in the FRP are given such an election in the future.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 3 to approve the Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan.

ARTICLE VII: AMENDED AND RESTATED HYATT HOTELS CORPORATION EXECUTIVE INCENTIVE PLAN

PROPOSAL 4	—	APPROVAL OF AMENDED AND RESTATED HYATT HOTELS CORPORATION EXECUTIVE INCENTIVE PLAN

We originally adopted the Hyatt Hotels Corporation Executive Incentive Plan (the “Original Plan”) effective July 28, 2009 as a means of (i) assisting the Company in attracting and retaining highly qualified individuals; (ii) establishing performance goals based on objective criteria; (iii) underscoring the importance of achieving business objectives for the short and long term; and (iv) providing participants with a compensation package that has an annual incentive component that is tied directly to the achievement of those objectives.

As discussed above with respect to the 2013 LTIP, since our initial public offering in 2009 we have relied on a transition rule available with respect to the Original Plan under Section 162(m) regarding compensation payable pursuant to plans and arrangements that were in place prior to becoming public and described in the public offering to pay compensation that is intended to be tax deductible. However, similar to the 2008 LTIP, that transition rule expires for the Original Plan after this annual meeting. Accordingly, we are requesting that our stockholders vote in favor of approving the Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan (the “Incentive Plan”), in order to allow bonuses paid under the Incentive Plan to “covered employees” (as defined in Section 162(m) ) to qualify as performance-based compensation and be deductible without limit under Section 162(m) and the regulations and interpretations thereunder. If the Incentive Plan is not approved by stockholders, then the Original Plan will remain in effect. In such case, the compensation committee in its sole discretion may continue to pay bonuses under the terms of the Original Plan. However, such bonuses would not qualify as performance-based compensation exempt from the deduction limits of Section 162(m).

A summary of the Incentive Plan appears below. This summary is qualified in its entirety by the text of the Incentive Plan, which is included as Appendix B to this proxy statement.

General

In general, as discussed in Article VI above under the heading “U.S. Federal Income Tax Consequences—Section 162(m),” Section 162(m) of the Code imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its Chief Executive Officer or any of the next three most highly paid executive officers (other than the Chief Financial Officer) as listed in the proxy statement. An exception to this limitation is provided for performance-based compensation that satisfies certain conditions in order to be exempt from the $1 million deduction cap. In particular, the compensation must be paid solely on account of the attainment of one or more objective, pre-established performance goals, and three other requirements must be met:

•

the performance goals are determined within a specified time frame by a committee or subcommittee of the corporation’s board of directors consisting solely of two or more “outside directors” (within the meaning of Section 162(m)).

•

the material terms of the remuneration, including the performance goals, are disclosed to the corporation’s stockholders and approved by a majority of the vote of such stockholders before such compensation is paid, and

•	the committee of outside directors certifies the attainment of the performance goals and satisfaction of other terms before such compensation is paid.

The Incentive Plan, as amended and restated, is intended to meet these conditions and therefore qualify compensation paid under the Incentive Plan as performance-based compensation under Section 162(m) of the Code.

Administration

The Incentive Plan will be administered by the compensation committee or any subcommittee thereof (the compensation committee or the subcommittee, as applicable, the “Committee”), which is composed of at least two “outside directors,” as defined under Section 162(m) of the Code. As discussed above, Mr. Friedman does not qualify as an “outside director” under Section 162(m), so a subcommittee of the compensation committee consisting of Messrs. McDonald and Aronson and Ms. Kronick act as the Committee under the Original Plan, and would continue doing so under the Incentive Plan. The Committee will have the full power to construe and interpret the Incentive Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Incentive Plan. The Committee will exercise all rights and duties under the Incentive Plan with respect to matters under Section 162(m) of the Code that are required to be determined in the sole and absolute discretion of the Committee. Any decisions made or actions taken by the Committee shall be final, conclusive and binding.

Eligibility and Participation

Eligibility to participate in the Incentive Plan is limited to executives of the Company and its subsidiaries who are, or as determined in the discretion of the Committee may become, “covered employees” (as defined in Section 162(m) of the Code) of the Company or its subsidiaries for the applicable tax year of the Company (“Incentive Participants”).

Business Criteria

The Incentive Plan allows the Committee to pay bonuses based upon the attainment of performance objectives which are established by the Committee and relate to one or more of the following business criteria with respect to the Company, any of its subsidiaries, divisions, business units, segments or regions or any individual (collectively, the “Performance Goals”):

• earnings (either before or after interest, taxes,	• talent development
depreciation and amortization)	• operating margin
• economic value-added (as determined by the	• operating efficiency
Committee)	• customer satisfaction
• sales or revenue	• working capital
• net income (before or after taxes)	• earnings per share
• cash flow (including, but not limited to,	• price per share of common stock
operating cash flow and free cash flow)	• market share
• return on capital	• chain results
• return on invested capital	• gross operating profit
• return on assets	• capital development
• return on stockholders’ equity	• implementation or completion of critical projects
• stockholder return	• branding
• return on sales	• organizational or succession planning
• gross or net profit	• management or licensing fee growth
• costs	• guest satisfaction top box scores
• funds from operations	• Net Promoter Score
• expenses	• RevPAR (revenue per available room)
• productivity	• management fees
• employee engagement	• growth in hotels

Any of the foregoing Performance Goals may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

At the time the Performance Goals are established and within the time prescribed by, or otherwise in compliance with, Section 162(m) of the Code, the Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following items relating to:

•	a change in accounting principles,

•	financing activities,

•	expenses for restructuring or productivity initiatives,

•	other non-operating items,

•	acquisitions or dispositions,

•	the business operations of any entity acquired by the Company during the performance period,

•	discontinued operations,

•	stock dividend, stock split, combination or exchange of stock,

•	unusual or extraordinary events, transactions or developments,

•	amortization of intangible assets,

•	other significant income or expense outside the Company’s core, on-going business activities,

•	other nonrecurring items, or

•	changes in applicable laws.

All such determinations shall be made in compliance with Section 162(m) of the Code.

Performance Periods

The Incentive Plan allows the Committee to select the bonus formulas and Performance Goals applicable for each performance period. Performance periods may be periods of 1, 2 or 3 fiscal years of the Company. A performance period may be concurrent or consecutive.

Award Determinations

By no later than the latest time permitted by Section 162(m) of the Code (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period) and while the performance relating to the Performance Goal(s) remains substantially uncertain within the meaning of Section 162(m) of the Code, the Committee will adopt bonus formulas for each performance period, including the Performance Goals for such performance period and any adjustments permitted.

The Committee may, pursuant to its discretion, reduce a bonus payable under the Incentive Plan pursuant to the applicable bonus formula; however, the Committee has no discretion to increase the amount of an Incentive Participant’s bonus. An Incentive Participant does not need to be employed on the first day of a performance period. An Incentive Participant must be employed by the Company on the last day of the performance period in order to be eligible for an award; provided, however, that the Company may provide exceptions to this requirement in the event of the Incentive Participant’s death or disability, and pro rata earned bonuses may be paid to Incentive Participants whose employment is terminated during a performance period.

All awards will be determined by the Committee and will be paid in (i) cash or (ii) with the consent of the Incentive Participant and the Committee, the equivalent value of common stock based on the fair market value of the common stock on the date the bonus is awarded, as determined by the Committee. The Committee may impose vesting or other similar conditions upon any award payments made in common stock. Awards made in common stock will be paid under the 2008 LTIP, or the 2013 LTIP if approved by stockholders, as each may be amended from time to time, or any successor equity incentive plan thereto. No awards will be paid unless and until the Committee certifies in writing (i) that the Performance Goals for that performance period have been attained, (ii) the amounts payable with respect to each award, (iii) that no award exceeds $5,000,000 for each year of the performance period, and (iv) that the amount payable to each Incentive Participant does not exceed the amount of the maximum award granted to such Incentive Participant at the beginning of the performance period. Awards will be paid as soon as practicable following the end of each performance period, but in no event shall payment be made later than two and one half months following the end of the later of the taxable year of the Incentive Participant or the Company in which such performance period ends.

Limitations on Bonuses

The maximum bonus payable to an Incentive Participant under the Incentive Plan shall not exceed $5,000,000 for each year of a performance period.

Forfeiture and Claw-Backs

Awards paid under the Incentive Plan will be subject to the provisions of any claw-back policy implemented by the Company.

Incentive Plan Benefits

Only those senior officers of the Company selected by the Committee are eligible to participate in the Original Plan. It is anticipated that ten individuals would be selected to participate in the Incentive Plan and would be eligible to receive awards under the Incentive Plan, subject to approval of the Incentive Plan by the Company’s stockholders. The actual number of participants in the Incentive Plan may vary from time to time as participants are determined in the discretion of the Committee. The amount of future award payments under the Incentive Plan is not presently determinable because such amounts are dependent on the future attainment of to-be-determined performance goals. However, the Incentive Plan provides that the maximum award payable to any one individual under the Incentive Plan is $5,000,000 for any one performance period. For sake of illustration, based on attainment of performance goals set under the Original Plan at maximum, the maximum awards the Participants in the Original Plan could have received for the period January 1, 2012 through December 31, 2012 is as follows:

Name and Position	Dollar Value ($)
Thomas J. Pritzker Executive Chairman of the Board	$—

Mark S. Hoplamazian President and Chief Executive Officer	$3,045,000

Gebhard F. Rainer (1) Executive Vice President, Chief Financial Officer	$810,000

Rakesh K. Sarna Executive Vice President, Group President Americas	$1,042,500

H. Charles Floyd Executive Vice President, Group President Global Operations Center	$1,042,500

Stephen G. Haggerty	$803,250
Executive Vice President, Global Head of Real Estate and Capital Strategy
Executive Group	$2,255,700
Non-Executive Director Group (2)	$—
Non-Executive Officer Employee Group (2)	$—

(1)	Assumes Mr. Rainer was Executive Vice President, Chief Financial Officer as of January 1, 2012.

(2)	Non-Executive Directors and Non-Executive Officers are not eligible to participate in the Incentive Plan.

Other Compensation

The Incentive Plan is not exclusive. Nothing contained in the Incentive Plan prohibits the Company from granting awards or authorizing other compensation to any person under any other plan or authority or limit the authority of the Company to establish other special awards or incentive compensation plans providing for the payment of incentive compensation to employees (including those employees who are eligible to participate in the Incentive Plan).

Amendment and Termination

The Committee has the authority to amend or repeal the Incentive Plan at any time or to direct the temporary or permanent discontinuance of awards payable under the Incentive Plan; provided, however, any amendment that (1) changes the maximum award payable to any Incentive Participant, (2) changes the Incentive Plan’s eligibility requirements, or (3) materially amends the definition of Performance Goals must be approved by an affirmative vote of a majority of the voting power of the shares present or represented by proxy at a meeting of the Company’s stockholders and entitled to vote on the subject matter. Additionally, unless previously terminated or otherwise amended to require stockholder approval, the Incentive Plan will be submitted to the Company’s stockholders for approval in the fifth year after it is approved by the Company’s stockholders and every fifth year thereafter, assuming prior stockholder approval. Assuming the Incentive Plan is approved by stockholders as requested, the Incentive Plan will then be resubmitted for stockholder approval no later than the annual meeting occurring in 2018. If at any time the Incentive Plan is required under Code Section 162(m) to be submitted for stockholder approval and such approval is not obtained, then the Incentive Plan shall automatically terminate on the last day of the Company’s fiscal year in which such stockholder approval was not so obtained.

Notwithstanding the foregoing, except in the event of a change in control (as defined in the Incentive Plan), the compensation committee may not terminate the Incentive Plan during any performance period without payment of a pro rata portion of any bonus based on the period of time elapsed during the performance period and a determination of the Committee as to the satisfaction of pro rata Performance Goals for such period.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 4 to approve the Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan.

ARTICLE VIII: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL 5 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Exchange Act, the Company requests stockholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this proxy statement).

As described under “Compensation Discussion and Analysis,” our executive compensation program is designed to promote long-term brand value for the Company, a goal which we believe, in turn, is central to the creation of long-term economic value for our stockholders. Our compensation program is designed to attract, recruit, develop, engage and retain the talent needed to achieve long-term brand value and to appropriately motivate our executive officers. As such, we believe that our executive compensation program and the corresponding executive compensation detailed in the compensation tables and related narrative set forth above are strongly aligned with the long-term interests of our stockholders.

As an advisory vote, this proposal is not binding upon the Company. However, our compensation committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

At the Company’s 2011 annual meeting of stockholders, the Company’s stockholders determined, on an advisory basis, to hold an advisory vote on executive compensation every year. Subsequently, the board of directors considered this determination and agreed that it will hold a non-binding advisory vote on executive compensation on an annual basis. As such, following the advisory vote to approve executive compensation that will take place at the Annual Meeting, the next advisory vote on executive compensation will occur at the Company’s 2014 annual meeting of stockholders.

The board of directors strongly endorses the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related discussion as disclosed in this proxy statement, is hereby APPROVED.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 5 to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

ARTICLE IX: STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 15, 2013 information regarding:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our NEOs;

•	each of our directors and nominees for the board of directors; and

•	all of our directors and executive officers as a group.

The information shown in the table with respect to the percentage of shares of Class A common stock beneficially owned is based on 46,243,853 shares of Class A common stock outstanding as of April 15, 2013 (and does not assume the conversion of any outstanding shares of Class B common stock). The information shown in the table with respect to the percentage of shares of Class B common stock beneficially owned is based on 115,434,342 shares of Class B common stock outstanding as of April 15, 2013. Each share of Class B common stock is convertible at any time into one share of Class A common stock. The information shown in the table with respect to the percentage of total common stock beneficially owned is based on 161,678,195 shares of common stock outstanding as of April 15, 2013. The information shown in the table with respect to the percentage of total voting power is based on 161,678,195 shares of common stock outstanding as of April 15, 2013, and assumes that no shares of Class B common stock outstanding as of April 15, 2013 have been converted into shares of Class A common stock.

Information with respect to beneficial ownership is based on our records, information filed with the SEC or information furnished to us by each director, director nominee, executive officer or beneficial owner of more than 5% of our Class A common stock or Class B common stock. Beneficial ownership rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and investment power with respect to those securities. Unless otherwise indicated by footnote, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o Hyatt Hotels Corporation, 71 S. Wacker Drive, 12th Floor, Chicago, Illinois 60606.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
5% or greater stockholders:
Pritzker Family Group(2)	11,640	*	90,322,256	78.2%	55.9%	75.2%
CIBC Trust Company (Bahamas) Limited in its capacity as trustee(3)	—	—	3,447,946	3.0%	2.1%	2.9%
Trustees of the Thomas J. Pritzker Family Trusts and Other Reporting Persons(4)	—	—	21,696,202	18.8%	13.4%	18.1%
Trustees of the Nicholas J. Pritzker Family Trusts and Other Reporting Person(5)	—	—	2,518,572	2.2%	1.6%	2.1%
Trustees of the James N. Pritzker Family Trusts and Other Reporting Persons(6)	8,470	*	3,470,792	3.0%	2.2%	2.9%
Trustees of the Karen L. Pritzker Family Trusts(7)	—	—	8,584,104	7.4%	5.3%	7.1%
Trustees of the Penny Pritzker Family Trusts and Other Reporting Person(8)	3,170	*	10,018,946	8.7%	6.2%	8.3%
Trustees of the Daniel F. Pritzker Family Trusts(9)	—	—	10,001,457	8.7%	6.2%	8.3%
Trustees of the Anthony N. Pritzker Family Trusts(10)	—	—	6,186,817	5.4%	3.8%	5.2%
Trustees of the Gigi Pritzker Pucker Family Trusts and Other Reporting Persons(11)	—	—	18,345,937	15.9%	11.3%	15.3%
Trustees of the Jay Robert Pritzker Family Trusts(12)	—	—	6,051,483	5.2%	3.7%	5.0%
Investment funds affiliated with The Goldman Sachs Group, Inc.(13)	45,126	*	12,654,050	11.0%	7.9%	10.5%
Madrone GHC, LLC and affiliated entities(14)	—	—	10,187,641	8.8%	6.3%	8.5%
FMR LLC and affiliated entities(15)	3,840,577	8.3%	—	—	2.4%	*
Baron Capital Group, Inc. and affiliated entities(16)	5,417,872	11.7%	—	—	3.4%	*
Cohen & Steers, Inc. and affiliated entities(17)	6,038,608	13.1%	—	—	3.7%	*
Capital World Investors and affiliated entities(18)	3,510,000	7.6%	—	—	2.2%	*
Prudential Financial, Inc. and affiliated entities(19)	2,372,407	5.1%	—	—	1.5%	*

Named Executive Officers and Directors:
Thomas J. Pritzker(20)	—	—	39,699	*	*	*
Mark S. Hoplamazian(21)	290,518	*	—	—	*	*
Gebhard F. Rainer(22)	29,632	*	—	—	*	*
Rakesh K. Sarna(23)	111,092	*	—	—	*	*
H. Charles Floyd(24)	149,106	*	—	—	*	*
Stephen G. Haggerty(25)	111,388	*	—	—	*	*
Harmit J. Singh(26)	18,012	*	—	—	*	*
Bernard W. Aronson(27)	7,409	*	—	—	*	*
Richard A. Friedman(28)	45,126	*	12,654,050	11.0%	7.9%	10.5%
Susan D. Kronick	16,370	*	—	—	*	*
Mackey J. McDonald	10,313	*	—	—	*	*
Cary D. McMillan	—	—	—	—	—	—
Gregory B. Penner (29)	23,291	*	10,187,641	8.8%	6.3%	8.5%

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
Penny Pritzker (30)	3,170	*	20,682	*	*	*
Michael A. Rocca	4,026	*	—	—	*	*
Byron D. Trott	31,372	*	—	—	*	*
Richard C. Tuttle	5,643	*	—	—	*	*
James H. Wooten, Jr.	7,649	*	—	—	*	*
All directors and executive officers as a group (23 persons) (31)	1,018,659	2.2%	22,902,072	19.8%	14.8%	19.2%

*	Less than 1%.

(1)	Holders of our Class A common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A common stock are entitled to one vote per share and the holders of Class B common stock are entitled to ten votes per share. However, if on any record date for determining the stockholders entitled to vote at an annual or special meeting of stockholders, the aggregate number of shares of our Class A common stock and Class B common stock owned, directly or indirectly, by the holders of our Class B common stock is less than 15% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding, then at such time all shares of Class B common stock will automatically convert into shares of Class A common stock and all outstanding common stock will be entitled to one vote per share on all matters submitted to a vote of our stockholders. The information shown in the table with respect to the percentage of total voting power is based on 161,678,195 shares of common stock outstanding as of April 15, 2013, and assumes that no shares of Class B common stock outstanding as of April 15, 2013 have been converted into shares of Class A common stock.

(2)	See footnotes (3) through (12) below. CIBC Trust Company (Bahamas) Limited in its capacity as trustee of Pritzker family non-U.S. situs trusts and the trustees of the Thomas J. Pritzker Family Trusts, the Nicholas J. Pritzker Family Trusts, the James N. Pritzker Family Trusts, the Karen L. Pritzker Family Trusts, the Penny Pritzker Family Trusts, the Daniel F. Pritzker Family Trusts, the Anthony N. Pritzker Family Trusts, the Gigi Pritzker Pucker Family Trusts, the Jay Robert Pritzker Family Trusts and certain other reporting persons described in footnotes (3) through (12) below (collectively, the “Pritzker Family Group”) are party those certain agreements described in footnotes (3) through (12) below, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of common stock. As a result, the members of the Pritzker Family Group may be deemed to be members of a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(3)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No 0001193125-10-198223), represents 3,447,946 shares of Class B common stock held by non-U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, including Mr. Thomas J. Pritzker, our executive chairman, and Ms. Penny Pritzker, one of our directors, and certain subsidiaries owned by such non-U.S. situs trusts. CIBC Trust Company (Bahamas) Limited serves as trustee of all such non-U.S. situs trusts and has sole voting and investment power over such shares. The trustee and the adult beneficiaries of all of these non-U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the non-U.S. situs trusts, is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(4)	Represents (i) 6,212,798 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which Marshall E. Eisenberg serves as trustee and has sole voting and investment power over such shares, (ii) 795,873 shares of Class B common stock held of record by a limited liability company owned by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which Marshall E. Eisenberg serves as trustee and has sole voting and investment power over such shares; (iii) 921,888 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, (iv) 811,602 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which John A. Miller serves as trustee and has sole voting and investment power over such shares, (v) 12,914,342 shares of Class B common stock held of record by limited liability companies owned by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which John A. Miller serves as trustee and has sole voting and investment power over such shares and (vi) 39,699 shares of Class B common stock held by Thomas J. Pritzker, individually. Mr. Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The share numbers included in the table do not include the following SARs held by Mr. Pritzker that are currently exercisable or that will become exercisable within sixty days after April 15, 2013: (a) 89,778 SARs at an exercise price of $40.96, (b) 63,704 SARs at an exercise price of $41.74, and (c) 35,150 SARs at an exercise price of $41.29. The number of shares that Mr. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price. The address of the principal business and principal office for Marshall E. Eisenberg, not individually, but solely in the capacity as trustee of the trusts represented by clause (i) and clause (ii), is 71 South Wacker Drive, Suite 4700, Chicago, Illinois, 60606; for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (iii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas; for John A. Miller, not individually, but solely in the capacity as trustee of the trusts represented by clause (iv) and clause (v), is 71 South Wacker Drive, Suite 4700, Chicago, Illinois, 60606; and for Thomas J. Pritzker is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606.

(5)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198283), represents (i) 802,670 shares of Class B common stock held of record by trusts for the benefit of Nicholas J. Pritzker and certain of his lineal descendants, of which Marshall E. Eisenberg serves as trustee and has sole voting and investment power over such shares, (ii) 688,545 shares of Class B common stock held of record by trusts for the benefit of Nicholas J. Pritzker and certain of his lineal descendants, of which Lawrence I. Richman serves as trustee and has sole voting and investment power over such shares, and (iii) 1,027,357 shares of Class B common stock held by Nicholas J. Pritzker, individually, including certain shares held by Mr. Pritzker as trustee of a trust for the benefit of Mr. Pritzker and certain of his lineal descendants and over which Mr. Pritzker has sole voting and investment power. Mr. Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for Marshall E. Eisenberg, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 311 South Wacker Drive, Suite 4990, Chicago, Illinois, 60606; for Lawrence I. Richman, not individually, but solely in the capacity as trustee of the trust represented by clause (ii), is 311 South Wacker Drive, Suite 4990, Chicago, Illinois, 60606; and for Nicholas J. Pritzker is 311 South Wacker Drive, Suite 4990, Chicago, Illinois, 60606.

(6)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198421), represents (i) 300 shares of Class A common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares, (ii) 8,170 shares of Class A common stock held of record by Paratrooper, LLC, which is owned by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares, (iii) 2,278,873 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares, (iv) 21,128 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Mary Parthe serves as trustee and has sole voting and investment power over such shares, (v) 1,113,788 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which JP Morgan Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares and (vi) 57,003 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for Charles E. Dobrusin and Harry B. Rosenberg, not individually, but solely in the capacity as co-trustees of the trusts represented by clauses (i) through (iii), is 104 South Michigan Avenue, Suite 1000, Chicago, Illinois 60603 and 10 South Wacker Drive, 40th Floor, Chicago, Illinois 60606, respectively; for Mary Parthe, not individually, but solely in her capacity as trustee of the trusts represented by clause (iv), is c/o Tawani Enterprises, Inc., 104 South Michigan Avenue, Suite 500, Chicago, Illinois 60603; for JP Morgan Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (v), is Bahamas Financial Centre, Shirley & Charlotte Streets, P.O. Box N-4899, Nassau, Bahamas; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (vi), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(7)

Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198367), represents (i) 7,023,048 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate, Walter W. Simmers and Lucinda Falk serve as co-trustees and share voting and investment power over such shares, (ii) 971,068 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate and Walter W. Simmers serve as co-trustees and share voting and investment power over such shares, (iii) 513,983 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Walter W. Simmers serve as co-trustees and share voting and investment power over such shares and (iv) 76,005 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda Falk serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for Andrew D. Wingate, Walter W. Simmers and Lucinda Falk, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (i), is 35 Windsor Road, North Haven, Connecticut 06473, One State Street, 14th Floor, Hartford, Connecticut 06103 and 27 Overlook Drive, Greenwich, Connecticut 06830, respectively; for Andrew D. Wingate and Walter W. Simmers, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (ii), is 35 Windsor Road, North Haven, Connecticut 06473 and One State Street, 14th Floor, Hartford, Connecticut 06103, respectively; for CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Walter W. Simmers, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas; and for CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda Falk not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iv), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(8)	Represents (i) 3,170 shares of Class A common stock held by Penny Pritzker, individually, (ii) 20,682 shares of Class B common stock held by Penny Pritzker, individually, (iii) 7,567,490 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares (iv) 1,424,099 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares and (v) 1,006,675 shares of Class B common stock held of record by a limited liability company owned by a trust for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares. Ms. Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for Penny Pritzker is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; for Horton Trust Company, LLC, not individually, but solely in the capacity as trustee of the trusts represented by clauses (iii) and (v), is 300 North LaSalle Street, Suite 1500, Chicago, Illinois 60654; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (iv), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(9)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198390), represents (i) 8,441,951 shares of Class B common stock held of record by limited partnerships whose general partners are limited liability companies owned by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares and (ii) 1,559,506 shares of Class B common stock held of record by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. Lewis M. Linn serves as trustee of 1922 Trust, which is the sole member of 1922 Trust Company LTA, and has sole voting and investment power over the shares set forth in clause (i). The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for 1922 Trust Company LTA, not individually, but solely in the capacity as trustee of the trusts represented by clause (i) and for Lewis M. Linn, not individually but solely as trustee of 1922 Trust, is 3555 Timmons Lane, Suite 800, Houston, Texas 77027; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(10)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198366), represents (i) 4,356,723 shares of Class B common stock held of record by trusts for the benefit of Anthony N. Pritzker and certain of his lineal descendants, of which Lewis M. Linn serves as trustee and has sole voting and investment power over such shares and (ii) 1,830,094 shares of Class B common stock held of record by trusts for the benefit of Anthony N. Pritzker and certain of his lineal descendants, of which Lewis M. Linn and CIBC Trust Company (Bahamas) Limited serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for Lewis M. Linn, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 3555 Timmons Lane, Suite 800, Houston, Texas 77027; and for CIBC Trust Company (Bahamas) Limited and Lewis M. Linn, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas and 3555 Timmons Lane, Suite 800, Houston, Texas 77027, respectively.

(11)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198254), represents (i) 7,284,670 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which Gigi Pritzker Pucker and Edward W. Rabin serve as co-trustees and share voting and investment power over such shares, (ii) 1,255,317 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares and (iii) 9,805,950 shares of Class B common stock held of record by limited liability companies owned by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which Gigi Pritzker Pucker and Edward W. Rabin serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for Gigi Pritzker Pucker and Edward W. Rabin, not individually, but solely in the capacity as co-trustees of the trusts represented by clauses (i) and (iii) is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(12)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198370), represents (i) 4,221,389 shares of Class B common stock held of record by trusts for the benefit of Jay Robert Pritzker and certain of his lineal descendants, of which Thomas J. Muenster serves as trustee and has sole voting and investment power over such shares and (ii) 1,830,094 shares of Class B common stock held of record by trusts for the benefit of Jay Robert Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited and Thomas J. Muenster serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the principal business and principal office for Thomas J. Muenster, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 201 S. Phillips Avenue, Suite 233, Sioux Falls, South Dakota 57104; and for CIBC Trust Company (Bahamas) Limited and Thomas J. Muenster, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(13)

Based solely on information contained in a Schedule 13G filed on February 14, 2013, represents (i) 1,624,272 shares of Class B common stock held of record by GS Sunray Holdings Parallel Subco, L.L.C. (“GS Sunray Parallel”), (ii) 5,514,889 shares of Class B common stock held of record by GS Sunray Holdings Subco I, L.L.C. (“GS Sunray I”), (iii) 5,514,889 shares of Class B common stock held of record by GS Sunray Holdings Subco II, L.L.C. (“GS Sunray II” and, together with GS Sunray Parallel and GS Sunray I, collectively, the “Goldman Sachs Sunray Entities”), (iv) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc. (“GS Group”) and (v) 29,389 shares of Class A common stock that may be deemed to be beneficially owned by Goldman, Sachs & Co. (“Goldman Sachs”), and, based solely on a Form 4 filed on March 28, 2013, (vi) 8,641 shares of Class A common stock granted to Richard A. Friedman in his capacity as a director. GS Group and certain affiliates, including Goldman Sachs, may be deemed to directly or indirectly own the 12,654,050 shares of Class B common stock which are collectively owned by the Goldman Sachs Sunray Entities, which are owned directly or indirectly by investment partnerships, of which affiliates of GS Group and Goldman Sachs are the general partner, managing limited partner or the managing partner. Goldman Sachs is the investment manager for certain of the investment partnerships which own directly or indirectly the Goldman Sachs Sunray Entities. Goldman Sachs is a wholly-owned subsidiary of GS Group. GS Group, Goldman Sachs and the Goldman Sachs Sunray Entities share voting power and investment power with certain of their respective affiliates. Each of GS Group, Goldman Sachs and the Goldman Sachs Sunray Entities disclaims beneficial ownership of the shares of Class B common stock owned directly or indirectly by the Goldman Sachs Sunray Entities, except to the extent of their pecuniary interest therein, if any. Pursuant to a stockholders’ agreement among us and certain of our investors, including affiliates of Goldman Sachs (the “2007 Stockholders’ Agreement”), until the later of (i) December 31, 2013 and (ii) the date that Mr. Thomas J. Pritzker is no longer the chairman of our board of directors, the Goldman Sachs Sunray Entities have agreed to vote all 12,654,050 shares of their Class B common stock consistent with the recommendations of a majority of the board of directors with respect to all matters. With respect to 9,497,313 shares of Class B common stock, the Goldman Sachs Sunray Entities have also agreed to certain limitations with respect to the sale of such shares of common stock. See the section titled “Certain

Relationships and Related Party Transactions” below, and Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of the Goldman Sachs Sunray Entities, GS Group and Goldman Sachs is 200 West Street, New York, NY 10282.

(14)	Based solely on information contained in a Schedule 13G filed on February 4, 2013, represents (i) 5,393,337 shares of Class B common stock held of record by Madrone GHC, LLC (“Madrone GHC”), (ii) 3,835,647 shares of Class B common stock held of record by Lake GHC, LLC (“Lake GHC”) and (iii) 958,657 shares of Class B common stock held of record by Shimoda GHC, LLC (“Shimoda GHC”). Mr. Penner is the manager of Madrone GHC, Lake GHC and Shimoda GHC and has shared voting and investment power with respect to the shares of Class B common stock owned by such entities. Mr. Penner disclaims beneficial ownership of the shares held by Madrone GHC, Lake GHC and Shimoda GHC, except to the extent of his proportionate pecuniary interest in such shares. Pursuant to the 2007 Stockholders’ Agreement, until the later of (i) December 31, 2013 and (ii) the date that Mr. Thomas J. Pritzker is no longer the chairman of our board of directors, Madrone GHC, Lake GHC and Shimoda GHC have agreed to vote all of their common stock consistent with the recommendations of a majority of the board of directors with respect to all matters. With respect to 7,687,641 shares of Class B common stock, Madrone GHC, Lake GHC and Shimoda GHC have also agreed to certain limitations with respect to the sale of such shares of common stock. See the section titled “Certain Relationships and Related Party Transactions” below, and Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information. The address of Madrone GHC, Lake GHC and Shimoda GHC is 3000 Sand Hill Road, Building 1, Suite 150, Menlo Park, CA 94025.

(15)	Based solely on information contained in a Schedule 13G filed on February 14, 2013 (the “FMR 13G”), FMR LLC is the beneficial owner of 3,840,577 shares of Class A common stock, with sole power to vote 631,566 of such shares and sole power to dispose of 3,840,577 of such shares. According to the FMR 13G, through their ownership of voting common shares and the execution of a stockholders’ voting agreement, members of the Edward C. Johnson 3d family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 2,808,851 shares of Class A common stock (the “Fidelity Shares”). According to the FMR 13G, each of Edward C. Johnson 3d, chairman of FMR LLC, and FMR LLC, has sole power to dispose of 2,808,851 of the Fidelity Shares and neither FMR LLC nor Edward C. Johnson 3d has sole power to vote or direct the voting of the Fidelity Shares. Strategic Advisers, Inc. (“Strategic”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 3,500 shares of Class A common stock. Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 132,690 shares of Class A common stock (the “PGALLC Shares”). According to the FMR 13G, each of Edward C. Johnson 3d, chairman of FMR LLC, and FMR LLC, has sole power to dispose of 132,690 of the PGALLC Shares and sole power to vote 85,270 of the PGALLC Shares. Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 868,936 shares of Class A common stock (the “PGATC Shares”). According to the FMR 13G, each of Edward C. Johnson 3d, chairman of FMR LLC, and FMR LLC, has sole power to dispose of 868,936 of the PGATC Shares and sole power to vote 516,196 of the PGATC Shares. FIL Limited (“FIL”) is the beneficial owner of 26,600 shares of Class A common stock. According to the FMR 13G, partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock, which voting power normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC is making the filing on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis. The principal business address of (i) FMR LLC, Fidelity and Strategic is 82 Devonshire Street, Boston, MA 02109; (ii) PGALLC and PGATC is 900 Salem Street, Smithfield, Rhode Island, 02917; and (iii) FIL is 42 Crow Lane, Hamilton, Bermuda.

(16)	Based solely on information contained in a Schedule 13G filed on February 14, 2013 (the “BAMCO 13G”), Baron Capital Group, Inc. and its subsidiaries BAMCO, Inc. and Baron Capital Management, Inc., and BAMCO, Inc.’s advisory client Baron Partners Fund, beneficially own an aggregate of 5,417,872 shares of Class A common stock. According to the BAMCO 13G, (i) Baron Capital Group, Inc. and Ronald Baron, who owns a controlling interest in Baron Capital Group, Inc., have shared power to vote 5,142,872 shares of Class A common stock and shared power to dispose of 5,417,872 shares of Class A common stock, (ii) BAMCO Inc. has shared power to vote 4,007,111 shares of Class A common stock and shared power to dispose of 4,282,111 shares of Class A common stock, (iii) Baron Capital Management, Inc. has shared power to vote 1,135,761 shares of Class A common stock and shared power to dispose of 1,135,761 shares of Class A common stock and (iv) Baron Partners Fund has shared power to vote 2,500,000 shares of Class A common stock and shared power to dispose of 2,500,000 shares of Class A common stock. The principal business address of BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Baron Partners Fund, and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

(17)	Based solely on information contained in a Schedule 13G filed on February 14, 2013 (the “CS 13G”), (i) Cohen & Steers, Inc. beneficially owns 6,038,608 shares of Class A common stock, with sole power to vote 4,883,791 of such shares and sole power to dispose of 6,038,608 of such shares, (ii) Cohen & Steers Capital Management, Inc. beneficially owns 5,882,873 shares of Class A common stock, with sole power to vote 4,811,657 of such shares and sole power to dispose of 5,882,873 of such shares, and (iii) Cohen & Steers Europe S.A. beneficially owns 155,735 shares of Class A common stock, with sole power to vote 72,134 of such shares and sole power to dispose of 155,735 of such shares. According to the CS 13G, Cohen & Steers, Inc. holds a 100% interest in Cohen & Steers Capital Management, Inc., and Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. together hold a 100% interest in Cohen & Steers Europe S.A. The principal business address of Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is 280 Park Avenue, 10th Floor, New York, NY 10017. The principal business address of Cohen & Steers Europe S.A. is Chausse de la Hulpe 116, 1170 Brussels, Belgium.

(18)	Based solely on information contained in a Schedule 13G filed on February 13, 2013 (the “Capital World 13G”), Capital World Investors beneficially owns 3,510,000 shares of Class A common stock, with sole power to vote 3,510,000 of such shares and sole power to dispose of 3,510,000 of such shares. According to the Capital World 13G, Capital World Investors, a division of Capital Research and Management Company (“CRMC”), is deemed to be the beneficial owner of 3,510,000 shares of Class A common stock as a result of CRMC acting as investment adviser to various investment companies. The principal business address of Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071.

(19)	Based solely on information contained in a Schedule 13G filed on February 13, 2013 (the “Prudential 13G”), Prudential Financial, Inc. (“Prudential”) beneficially owns 2,372,407 shares of Class A common stock, with sole voting power to vote 474,373 shares of Class A common stock, shared voting power to vote 1,757,577 shares of Class A common stock, sole power to dispose of 474,373 shares of Class A common stock, and shared power to dispose of 1,898,034 shares of Class A common stock. According to the Prudential 13G, (i) Jennison Associates LLC (“Jennison”) beneficially owns 2,129,109 shares of Class A common stock and (ii) Quantitative Management Associates LLC (“Quantitative”) beneficially owns 243,298 shares of Class A common stock. According to the Prudential 13G, Prudential is a Parent Holding Company and the indirect parent of Jennison and Quantitative, and Prudential may be deemed the beneficial owner of and may have direct or indirect voting and/or investment discretion over 2,372,403 shares of Class A common stock. The principal business address of Prudential is 751 Broad Street, Newark, New Jersey 07102-3777.

(20)

Represents 39,699 shares of Class B common stock held by Thomas J. Pritzker, individually, as described in footnote (4). Mr. Pritzker and/or his immediate family members are beneficiaries of certain of the trusts referenced in footnotes (3) and (4). Does not include the following SARs held by Mr. Pritzker that are currently exercisable or that will become exercisable within sixty days after April 15, 2013: (a) 89,780 SARs at an exercise price of $40.96, (b) 63,704 SARs at an exercise price of $41.74 and (c) 35,150 SARs at an exercise price of $41.29. The number of shares that Mr. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(21)	Includes (i) 10,147 shares of Class A common stock issuable on May 11, 2013 following the vesting of RSUs on May 11, 2013; (ii) 72,656 shares of restricted Class A common stock (“Restricted Stock”) that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement; and (iii) 69,060 shares of Restricted Stock that will vest following the three-year period ending December 31, 2015, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in clause (ii) vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. The shares of Restricted Stock described in clause (iii) vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Hoplamazian will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Hoplamazian that are currently exercisable or that will become exercisable within sixty days after April 15, 2013: (a) 425,000 SARs at an exercise price of $62.80; (b) 45,840 SARs at an exercise price of $29.10; (c) 62,846 SARs at an exercise price of $40.96; (d) 34,940 SARs at an exercise price of $41.74; and (e) 21,688 SARs at an exercise price of $41.29. The number of shares that Mr. Hoplamazian will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(22)	Includes (i) 1,373 shares of Class A common stock issuable on May 11, 2013 upon the vesting of RSUs on May 11, 2013; and (ii) 23,020 shares of Restricted Stock that will vest following the three-year period ending December 31, 2015, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Rainer will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Rainer that are currently exercisable or that will become exercisable within sixty days after April 15, 2013: (a) 51,562 SARs at an exercise price of $49.90; (b) 12,500 SARs at an exercise price of $62.80; (c) 15,000 SARs at an exercise price of $58.18; (d) 22,000 SARs at an exercise price of $26.00; and (e) 12,947 SARs at an exercise price of $33.12. The number of shares that Mr. Rainer will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(23)

Includes (i) 16,759 shares of Class A common stock issuable on May 1, 2013 following the vesting of RSUs on April 1, 2013; (ii) 3,357 shares of Class A common stock issuable on May 11, 2013 upon the vesting of RSUs on May 11, 2013; (iii) 30,677 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement; and (iv) 29,158 shares of Restricted Stock that will vest following the three-year period ending December 31, 2015, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in clause (iii) vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. The shares of Restricted Stock described in clause (iv) vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Sarna will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Sarna that are currently exercisable or that will become exercisable within sixty days after April 15, 2013: (a) 31,114 SARs at an exercise price of $62.80; (b) 24,925 SARs at an exercise price of $58.18; (c) 34,916 SARs at an exercise price of $26.00; (d) 20,526 SARs at an exercise price of $33.12; (e) 20,790 SARs at an exercise price of $40.96; (f) 16,596 SARs at an exercise price of $41.74; and (g) 9,157 SARs at an exercise price of $41.29. The number of shares that Mr. Sarna will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(24)	Includes (i) 16,759 shares of Class A common stock issuable on May 1, 2013 following the vesting of RSUs on April 1, 2013; (ii) 3,357 shares of Class A common stock issuable on May 11, 2013 upon the vesting of RSUs on May 11, 2013; (iii) 30,677 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement; and (iv) 29,158 shares of Restricted Stock that will vest following the three-year period ending December 31, 2015, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in clause (iii) vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. The shares of Restricted Stock described in clause (iv) vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Floyd will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Floyd that are currently exercisable or that will become exercisable within sixty days after April 15, 2013: (a) 68,750 SARs at an exercise price of $49.90; (b) 30,000 SARs at an exercise price of $62.80; (c) 21,675 SARs at an exercise price of $58.18; (d) 34,916 SARs at an exercise price of $26.00; (e) 20,526 SARs at an exercise price of $33.12; (f) 20,790 SARs at an exercise price of $40.96; (g) 16,596 SARs at an exercise price of $41.74; and (h) 9,157 SARs at an exercise price of $41.29. The number of shares that Mr. Floyd will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(25)

Includes (i) 26,641 shares of Class A common stock issuable on May 1, 2013 following the vesting of RSUs on April 1, 2013; (ii) 3,052 shares of Class A common stock issuable on May 11, 2013 upon the vesting of RSUs on May 11, 2013; (iii) 24,218 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement; and (iv) 23,020 shares of Restricted Stock that will vest following the three-year period ending December 31, 2015, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in clause (iii) vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. The shares of Restricted Stock described in clause (iv) vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Haggerty will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Haggerty that are currently exercisable or that will become exercisable within sixty days after April 15, 2013: (a) 50,000 SARs at an exercise price of $62.80; (b) 21,425 SARs at an exercise price of $58.18; (c) 29,461 SARs at an exercise price of $26.00; (d) 17,319 SARs at an exercise price of $33.12; (e) 18,900 SARs at an exercise price of $40.96; (f) 13,102 SARs at an exercise price of $41.74; and (g) 7,229 SARs at an exercise price of $41.29. The number of shares that Mr. Haggerty will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(26)	Includes 11,898 shares of Class A common stock issuable on May 1, 2013 following the vesting of previously issued RSUs. The total number of shares Mr. Singh will receive upon settlement of RSUs will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Effective August 15, 2012, Mr. Singh resigned as our Chief Financial Officer and principal financial and accounting officer. Effective December 31, 2012, Mr. Singh resigned as our Executive Vice President.

(27)	Includes 785 shares of Class A common stock held of record by National Financial Services, LLC FBO: Bernard W. Aronson. Mr. Aronson has sole voting and investment power with respect to the shares of common stock held in such individual retirement account.

(28)	Represents (i) 12,654,050 shares of Class B common stock held of record collectively by the Goldman Sachs Sunray Entities (ii) 7,096 shares of Class A common stock held of record by GS Group, (iii) 29,389 shares of Class A common stock that may be deemed to be beneficially owned by Goldman Sachs, and (iv) 8,641 shares of Class A common stock granted to Mr. Friedman in his capacity as a director. Mr. Friedman is a Partner and a Managing Director of Goldman Sachs and the head of Goldman Sachs’ Merchant Banking Division. Mr. Friedman is also chairman of the corporate investment committee of the merchant banking division and member of the management committee of GS Group. Mr. Friedman disclaims beneficial ownership of the shares of common stock held by GS Group, Goldman Sachs, the Goldman Sachs Sunray Entities or their affiliates, except to the extent of his pecuniary interest therein, if any. As compensation for his service as a director of Hyatt, Mr. Friedman is eligible to receive shares of Class A common stock or RSUs pursuant to the 2008 LTIP. Mr. Friedman has an understanding with GS Group pursuant to which any shares of Class A common stock he receives in his capacity as a director of Hyatt will be held for the benefit of GS Group. See footnote (13) above for information regarding GS Group, Goldman Sachs and the Goldman Sachs Sunray Entities. The address of Mr. Friedman is 200 West Street, New York, NY.

(29)	Represents (i) 22,200 shares of Class A common stock received by Mr. Penner as compensation for his services as a director under the 2008 LTIP, (ii) 5,393,337 shares of Class B common stock owned of record by Madrone GHC, (iii) 3,835,647 shares of Class B common stock held of record by Lake GHC, (iv) 958,657 shares of Class B common stock held of record by Shimoda GHC, and (v) 1,091 shares of Class A common stock held of record by Shimoda Holdings, LLC. Mr. Penner is a manager of Madrone GHC, Lake GHC, Shimoda GHC, and Shimoda Holdings, LLC and has voting and investment power with respect to the shares of common stock owned by such entities. Mr. Penner disclaims beneficial ownership of the shares held by Madrone GHC, Lake GHC, Shimoda GHC, and Shimoda Holdings, LLC, except to the extent of his proportionate pecuniary interest in such shares. See also footnote (14) above.

(30)	Represents 3,170 shares of Class A common stock held of record by Ms. Penny Pritzker and 20,682 shares of Class B common stock held of record by Ms. Penny Pritzker as described in footnote (8). Ms. Pritzker and her immediate family members are beneficiaries of certain of the trusts referenced in footnotes (3) and (8). Neither Ms. Pritzker nor any of her immediate family members has voting or investment power over the shares held by such trusts.

(31)	Includes (i) 79,254 shares of Class A common stock issuable on May 1, 2013 following the vesting of RSUs on April 1, 2013; (ii) 11,898 shares of Class A common stock issuable on May 1, 2013 following the vesting of previously issued RSUs; (iii) 28,457 shares of Class A common stock issuable on May 11, 2013 upon the vesting of RSUs on May 11, 2013; (iv) 185,351 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement; and (v) 218,686 shares of Restricted Stock that will vest following the three-year period ending December 31, 2015, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in clause (iii) vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. The shares of Restricted Stock described in clause (iv) vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares our executive officers will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs collectively held by our directors and current executive officers, in the aggregate, that are currently exercisable or that will become exercisable within sixty days of April 15, 2013: (a) 578,731 SARs at an exercise price of $62.80; (b) 16,500 SARs at an exercise price of $61.42; (c) 138,150 SARs at an exercise price of $58.18; (d) 240,624 SARs at an exercise price of $49.90; (e) 205,075 SARs at an exercise price of $26.00; (f) 120,586 SARs at an exercise price of $33.12; (g) 234,841 SARs at an exercise price of $40.96; (h) 45,840 SARs at an exercise price of $29.10; (i) 166,422 SARs at an exercise price of $41.74; and (j) 94,236 SARs at an exercise price of $41.29. The number of shares that each individual will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our Class A common stock to file initial reports of their ownership of our Class A common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2012, our directors, officers and owners of more than 10% of our Class A common stock complied with all applicable filing requirements.

ARTICLE X: CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Current Relationships and Related Party Transactions

Agreements Relating to the Hyatt Center

Sublease Agreements

Simultaneously with our entering into our office lease at 71 South Wacker Drive, Chicago, Illinois (commonly known as the Hyatt Center) in June 2004, we entered into sublease agreements with each of CC-Development Group, Inc. (“Vi”), H Group Holding, Inc. (“H Group”) and TPO, among others, under which we sublease (or previously subleased in the case of H Group) a portion of our rentable space at the Hyatt Center. Vi and H Group are owned by Pritzker family business interests. Ms. Penny Pritzker, one of our directors, previously served as the chairman of and consultant to Vi. TPO is owned by a trust for the benefit of Mr. Thomas J. Pritzker, our executive chairman. Mr. Pritzker is also the chairman and chief executive officer of TPO. The square footage of the subleased premises, the commencement date and the termination date of the sublease term, and the annual net rent per square foot during the initial sublease term, payable in monthly installments, under our sublease agreements, as amended, with Vi, H Group and TPO are as follows:

	Square Footage	Commencement Date	Initial Termination Date	Annual Net Rent Per Square Foot
Vi	31,184	February 1, 2005	February 29, 2020	$25.85 – $34.11
H Group	4,382	February 1, 2005	Terminated as of December 31, 2012	$25.85 – $34.11
TPO	33,371	July 1, 2005	February 29, 2020	$12.50 – $30.68

Each subtenant is also obligated to pay as additional rent its respective share of taxes, operating expenses and shared facilities costs related to the subleased premises. In 2012, our landlord no longer collected the rent from our subtenants and we began paying the owner of the Hyatt Center directly for all subleased space and collected the rent from our subtenants directly. In 2012, H Group, Vi and TPO made payments to us of $188,999, $1,008,369, and $1,056,854 respectively for their respective portion of the rent, taxes, operating expenses and shared facilities costs related to the subleased premises. In addition, in 2012 we received fees from H Group and Vi of $155,234 and $3,943,427, respectively, in connection with early termination of certain subleased space.

With respect to each sublease agreement, at the time we entered into these sublease agreements, our landlord at the Hyatt Center executed a master landlord recognition agreement whereby it acknowledged the applicable sublease agreement and agreed to recognize the subtenant on a direct lease basis in the event the office lease with us is terminated or if the subtenant elects to extend the term of the sublease beyond the initial term. We are not released from any liability or obligations under the office lease as a result of our sublease arrangements.

Office Sharing Costs

Mr. Thomas J. Pritzker maintains a business office in the Hyatt Center space leased by TPO from us. We have agreed to pay a portion of the occupancy and operation costs related to this office space. In 2012, we made aggregate payments of $104,623 to TPO for our share of these office costs. This agreement will terminate upon termination of the TPO sublease.

Services

Vi has contracted with third parties for various services related to copy, messenger, newspaper, cafeteria food services and telecommunications services. Multiple tenants and subtenants of the Hyatt Center utilize these various services, including Hyatt. Cost of services for us is based on usage or square footage. In 2012, we made payments of $29,933 to Vi, which payments represented our allocation of costs for services provided to us under the various service contracts. We also contract with third parties for various services related to telecommunications and facilities maintenance, which are used by other tenants, including Vi, Pritzker Family Office, L.L.C. (“Pritzker Family Office”), TPO and H Group. We allocate the cost of services among these entities based on usage or square footage. Pritzker Family Office is owned by trusts for the benefit of Mr. Thomas J. Pritzker, Ms. Penny Pritzker and Ms. Gigi Pritzker Pucker. Mr. Thomas J. Pritzker and Ms. Penny Pritzker are vice presidents of Pritzker Family Office. We also operate a corporate dining room and shared computer room used by Vi, TPO, H Group and HGMI Gaming, Inc., a wholly-owned subsidiary of H Group (“HGMI”), the operating costs for which are allocated to each organization based on eligible headcount or square footage. In addition, we lease out parking spaces at various locations which are used by Vi, H Group and HGMI. Vi, and HGMI reimburse us for their parking space usage. In 2012, Vi, TPO, Pritzker Family Office, HGMI and H Group made the following payments to us, which payments represented their allocation of costs for the corporate dining room, parking, computer services, telecommunications services and facilities maintenance services used by them:

2012

Vi	$37,195

TPO	$55,205

Pritzker Family Office	$85,940

HGMI	$7,242

H Group	$349

Niagara Fallsview Casino Resort/Casino Niagara Master (Permanent) Non-Gaming Services Agreement

In July 2002, Hyatt Corporation entered into a Master (Permanent) Non-Gaming Services Agreement with Falls Management Company (“Falls Management”), which agreement was subsequently contributed to Falls Management Group, L.P. (“Falls Management Group”), the operator of Niagara Fallsview Casino Resort and the Casino Niagara. A subsidiary of HGMI is the general partner of a limited partnership that indirectly owns approximately 28.3% of Falls Management Group. The limited partnership is substantially owned by Pritzker family business interests. We provide certain non-gaming consulting services under this agreement to Falls Management related to Casino Niagara, including with respect to labor policies and wage rates, development and training programs, recruiting, purchasing of support services necessary for the operation of the casinos, charges for commercial space, entertainment and amusement, food and beverages, information services and advertising. In exchange for these services, Falls Management pays us a fee equal to 0.3% per year of the casino’s adjusted gross receipts up to CAD 300 million ($301 million as of December 31, 2012 based on then-applicable exchange rates). In addition to these services related to the casinos, we also provide support services to Falls Management related to its policies, procedures, systems and guidelines. Falls Management pays us a fee equal to our cost of rendering these ancillary support services, which fee is not to exceed a total of CAD 200 ($201 as of December 31, 2012 based on then-applicable exchange rates) per hour, per Hyatt employee providing such services. In 2012, Falls Management Company made payments of $888,349 to us for services provided under the agreement.

Agreements Relating to Aircraft

Gulfstream 200 Aircraft — HGMI Gaming, Inc.

In September 2008, we entered into two time sharing agreements with HGMI and in June 2009 we entered into one additional time sharing agreement with HGMI, under which HGMI agrees to lease to us on a time sharing basis its fractional share in three Gulfstream 200 aircraft and flight crews for a flight fee equal to the lesser of the “Direct Cost Rate” published annually by Conklin & de Decker for operating a Gulfstream 200 aircraft for the applicable flight time or two times the fuel costs to operate the flight. In no event does the amount reimbursed for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10). In 2012, we made aggregate payments of $10,299 to HGMI for use of the aircrafts under these agreements. HGMI sold one of the Gulfstream 200 aircraft in April 2012. One of the time sharing agreements entered into in September 2008 was terminated at that time.

Dassault Falcon 7X Aircraft — The Pritzker Organization, LLC

In 2010, we adopted an aircraft policy under which Mr. Thomas J. Pritzker, our executive chairman, and Mr. Hoplamazian, our president and chief executive officer, may utilize any aircraft that is owned, leased, chartered or otherwise secured for use by us. Under the policy, the executive chairman and president and chief executive officer are authorized to utilize the aircrafts for business use and the president and chief executive officer may utilize the aircrafts for non-business use upon approval by the executive chairman or his designee for any travel under 30 hours per year or by the executive chairman and the compensation committee for any non-business travel that exceeds 30 hours per year. In 2012, Mr. Pritzker chartered a Dassault Falcon 7X aircraft, which is owned by TPO, for Hyatt business use, pursuant to this aircraft policy. Executive Jet Management manages the aircraft and charters the aircraft on behalf of TPO. In 2012, we made payments of $872,800 to Executive Jet Management for flights taken by Mr. Pritzker on the Dassault Falcon 7X aircraft, of which $630,960 of these payments were passed through to TPO by Executive Jet Management.

2007 Stockholders’ Agreement

In connection with the issuance and sale of 100,000 shares of our Series A Convertible Preferred Stock to GS Sunray Holdings, L.L.C. and GS Sunray Holdings Parallel, L.L.C. (collectively, the “Goldman Sachs Funds”), affiliates of Goldman Sachs & Co., and the execution of a Subscription Agreement in August 2007, we entered into the 2007 Stockholders’ Agreement with Madrone Capital, LLC, the Goldman Sachs Funds and an additional investor. Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co. and Mr. Gregory B. Penner, one of our directors, is a General Partner at Madrone Capital Partners, LLC. The 2007 Stockholders’ Agreement provides for certain rights and obligations of these stockholders. For further information regarding the 2007 Stockholders’ Agreement, please see Part I, Item 1, “Business— Stockholders Agreements— 2007 Stockholders’ Agreement” in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC.

Other Transactions with Goldman, Sachs & Co. and its Affiliates

We paid Goldman, Sachs & Co. $73,806 in 2012 for broker fees. Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co.

In June 2005, we entered into a five-year $1.0 billion unsecured revolving credit facility with Wachovia Bank, National Association, as administrative agent and a lender, and various other lenders, which was amended in July 2009 to, among other things, increase our borrowing capacity thereunder and extend the maturity date of certain lenders’ commitments. In September 2011, this facility was amended and restated with Wells Fargo Bank, National Association (successor in interest to Wachovia Bank, National Association), as administrative agent. The Amended and Restated Credit Facility provides for a $1.5 billion senior unsecured revolving credit facility that matures on September 9, 2016. In July 2009, Goldman Sachs Lending Partners LLC, an affiliate of Goldman, Sachs & Co., became a lender under the then-existing credit facility. Under the Amended and Restated Credit Facility, Goldman Sachs Lending Partners LLC’s revolving commitment is $100 million and its letter of credit commitment is $7,037,947. In 2012, we attributed $287,114 of the payments we made for facility and letter of credit fees under the credit facility to Goldman Sachs Lending Partners, LLC, an affiliate of Goldman Sachs & Co., for their share of the borrowing facility.

Hyatt Corporation, our wholly-owned subsidiary, has partnered with W2007 Finance Sub, LLC and Whitehall Parallel Global Real Estate Limited Partnership 2007 (the “Whitehall entities”), to form W2007 WKH Holdings, LLC (the “Waikiki joint venture”) for the purpose of acquiring, owning and operating the Hyatt Regency Waikiki Beach Resort and Spa. The Whitehall entities are both affiliates of The Goldman Sachs Group, Inc., the parent of Goldman, Sachs & Co. Mr. Richard A. Friedman, one of our directors, is the head of the Merchant Banking Division of Goldman, Sachs & Co. and the chairman of the Real Estate Investment Committee of the Merchant Banking Division. The Whitehall entities are the managing members of the Waikiki joint venture, collectively owning 92.5% of its ownership interests. Hyatt Corporation owns the remaining 7.5% of the ownership interests in the Waikiki joint venture. In June 2007, Hyatt Corporation acquired 500 shares of non-voting, redeemable preferred stock of the predecessor to W2007 WKH Hotel TRS, LLC, a subsidiary of the Waikiki joint venture. The redeemable preferred shares accrue dividends at a rate per annum equal to 6% of $500,000. Any dividends that accrue are only recorded at the time of payment to Hyatt Corporation, but Hyatt Corporation has the right to request that W2007 WKH Hotel TRS, LLC. redeem such shares, at which time dividends would cease. In July 2008, W2007 WKH Owner, LLC acquired ownership of the Hyatt Regency Waikiki Beach Resort and Spa and neighboring Kings Village retail center. In connection with the acquisition, in July 2008, SDI, Inc., our wholly-owned subsidiary, provided a loan in the amount of $277,500,000 to W2007 WKH Senior Borrower, LLC, a subsidiary of the Waikiki joint venture. Interest accrues on the loan at a rate per annum equal to the 30-day LIBOR plus 3.75%. The loan is first priority and is secured by real property interests held in the hotel and retail center by W2007 WKH Owner, LLC and other subsidiaries of the Waikiki joint venture. The loan has a stated maturity date of July 2010 with three, one-year options to extend through 2013. The senior loan matured in July 2010, at which time the joint venture exercised a two one-year options to extend the maturity to July 2012. In July 2012, the final one year option was exercised and the maturity of the loan was thereby extended to July 2013. In July 2008, Hyatt Corporation entered into a management agreement with W2007 WKH Hotel TRS, LLC, pursuant to which we manage the hotel. In exchange for the management services provided, W2007 WKH Hotel TRS, LLC pays us a base fee and an incentive fee. The base fee is calculated as a percentage of gross revenues, and the incentive fee is calculated as a percentage of adjusted gross operating profit exceeding certain amounts. The agreement expires in 2047. In 2012, we received interest payments of $11,271,934 in connection with this financing. In 2012, W2007 WKH Hotel TRS, LLC made payments of $6,538,718 to us pursuant to the management agreement. In 2012, we made payments of $700,000 to W2007 WKH Holdings, LLC, an entity 89.99% owned by the Whitehall entities and 9.99% owned by us, in order to fund a sidewalk project at the Hyatt Regency Waikiki Beach Resort and Spa. In addition, in 2010 the Whitehall entities replaced the mezzanine lender on the $70.3 million mezzanine loan to W2007 Finance Sub, LLC. In 2012, W2007 Finance Sub, LLC made interest payments of $5,891,236 to the Whitehall entities.

Archon Group, L.P., an affiliate of Whitehall, manages certain Hyatt Place hotels. In 2012, Archon Group, L.P. paid us a total of $2,478,188 in franchise fees for these hotels.

On January 11, 2008, W2007 MVP St. Louis, LLC, an affiliate of Whitehall, entered into an agreement with Hyatt Corporation to manage the Hyatt Regency St. Louis at The Arch. In 2012, W2007 MVP St. Louis, LLC made payments of $3,402,393 to us pursuant to the management agreement.

Tax Separation Agreement

Prior to June 30, 2004, Hyatt Corporation, which primarily consisted of the North American hotel management and franchise companies, was owned by HG, Inc. (“HG”). H Group owns HG. In addition to owning Hyatt Corporation, HG owned various other North American hospitality related businesses (primarily consisting of hotel properties and the vacation ownership business) and on June 30, 2004 contributed these hospitality related businesses to Hyatt Corporation. Following such contribution, the stock of Hyatt Corporation was distributed to the Pritzker family business interests that owned H Group. We refer to this transaction as the “June 2004 Transaction.”

Prior to the June 2004 Transaction, H Group, Hyatt Corporation, Vi and their respective subsidiaries were members of a consolidated group and were included in the consolidated federal income tax return as well as various consolidated or combined state, local and foreign tax returns filed by H Group. As a result of the June 2004 Transaction, Hyatt Corporation and Vi ceased to be members of the H Group consolidated group and following the contribution of stock of Hyatt Corporation to us, Hyatt Corporation became a member of our consolidated group and became included in the consolidated federal and certain other consolidated or combined state, local and foreign income tax returns filed by us.

In connection with the June 2004 Transaction, H Group, Hyatt Corporation, Vi and their respective direct and indirect subsidiaries entered into a tax separation agreement, as amended. In general, H Group agreed to indemnify Hyatt Corporation, Vi and their subsidiaries against: (i) taxes of the members of H Group’s group prior to the June 2004 Transaction; (ii) taxes attributable to the June 2004 Transaction and related transactions; and (iii) liabilities of certain members of H Group’s group prior to the June 2004 Transaction under the consolidated return rules or similar rules.

In general, Hyatt Corporation agreed to indemnify H Group, Vi and their respective subsidiaries following the June 2004 Transaction against: (i) Hyatt Corporation group’s share of H Group’s taxes for the year of the June 2004 Transaction, calculated as if the Hyatt Corporation group was a separate group for that year; (ii) Hyatt Corporation’s post-June 2004 Transaction taxes; (iii) final audit adjustments in periods prior to the June 2004 Transaction attributable to Hyatt Corporation’s group members; and (iv) certain specific pre-June 2004 Transaction tax matters.

In general, Vi agreed to indemnify H Group, Hyatt Corporation and their respective subsidiaries following the June 2004 Transaction against: (i) Vi group’s share of H Group’s taxes for the year of the June 2004 Transaction, calculated as if the Vi group was a separate group for that year; (ii) Vi’s post-June 2004 Transaction taxes; and (iii) final audit adjustments in periods prior to the June 2004 Transaction attributable to Vi’s group members.

The tax separation agreement also addresses other tax related matters, including the preparation and filing of returns, tax contests and refunds.

H Group agreed to prepare and file all income tax returns for periods prior to the June 2004 Transaction and periods that include the June 2004 Transaction. Hyatt Corporation and Vi each agreed to prepare and file their own income tax returns for periods beginning after the June 2004 Transaction.

Under the tax separation agreement, as amended, H Group generally controls tax audits and proceedings for periods prior to and including the June 2004 Transaction, other than certain specified tax audits and proceedings that impact Hyatt Corporation and Vi. The party controlling the tax audit or proceeding must consult with the affected parties and may not enter into any settlement agreement that gives rise to an indemnification obligation under the tax separation agreement without the consent of the indemnifying party.

H Group is entitled to refunds and other tax benefits from periods prior to the June 2004 Transaction, provided H Group reimburses Hyatt Corporation and Vi for any refunds or tax benefits attributable to the Hyatt Corporation or Vi group members, as applicable, resulting from settlements of audits for periods prior to the June 2004 Transaction. Refunds for tax periods that include the June 2004 Transaction will be allocated in a way that is consistent with how taxes for such periods are allocated. If H Group realizes a tax benefit with respect to deductions associated with payment obligations assumed from Hyatt Corporation in connection with the June 2004 Transaction, then H Group will pay the amount of such tax benefit to Hyatt Corporation.

In connection with the June 2004 Transaction, H Group also assumed Hyatt Corporation’s benefit liabilities of $27.7 million under certain deferred compensation and executive retirement plans with respect to certain former and retired employees of Hyatt Corporation. While H Group retains the liability for such payments, we retain the tax benefits. In 2012, we recorded tax deductions of $2,524,308.

Transition Services Agreements

In connection with the June 2004 Transaction, on June 30, 2004, Hyatt Corporation entered into a transition services agreement with HGMI, H Group and Vi, pursuant to which Hyatt Corporation agreed to provide certain transition services, including human resources, payroll, employee benefits, accounting, financial, legal, tax, software and technology, call center and reservation, purchasing, travel, insurance and treasury banking services, to allow such companies to develop the internal resources and capabilities to arrange for third-party providers for such services. The H Group and Vi transition services agreements terminated on June 30, 2007. We continue to provide H Group payroll services for approximately $300 a month. On February 12, 2008, the HGMI transition services agreement was extended by a letter agreement, pursuant to which we agreed to continue to provide certain employee benefit services to HGMI for an annual fee of $36,000, which fee will be increased by 4% each year. In addition, HGMI agrees to reimburse us for all fees and other out-of-pocket expenses incurred. The HGMI agreement continues until terminated by advance written notice by either party. In 2012, HGMI and H Group made payments to us of $20,000 and $3,317, respectively, under the transition services agreement.

Employee Benefits Agreement

In connection with the June 2004 Transaction, on July 1, 2004, Hyatt Corporation entered into an employee benefits and other employment matters allocation and separation agreement with HGMI, H Group, HCC Corporation, a wholly-owned subsidiary of HGMI (“HCC”), and Grand Victoria Casino & Resort, L.P., a company principally owned by Pritzker family business interests, pursuant to which we continue to provide administrative services to the parties. The services include payment processing, coordinating third-party administration for retirement plans, coordinating third-party administration for health and dental plans, providing claims administration for unemployment insurance claims, and for a short period of time, payroll services. The parties agree to reimburse each other for any costs or expenses incurred in connection with any of the plans which are the responsibility of the other party. In 2012, H Group made reimbursement payments of $ 2,703,410 to us under the agreement.

Registration Rights

We have granted registration rights with respect to shares of Class A common stock issuable upon conversion of shares of Class B common stock as described below to holders of (a) 25,112,086 shares of our Class B common stock pursuant to the terms of a Registration Rights Agreement, dated as of August 28, 2007, as amended, among us and the stockholders party to the 2007 Stockholders’ Agreement (the “2007 Registration Rights Agreement”), and (b) 94,502,498 shares of our Class B common stock pursuant to the terms of a Registration Rights Agreement, dated as of October 12, 2009, among us and the domestic and foreign Pritzker stockholders party thereto (the “2009 Registration Rights Agreement”). Only shares of Class A common stock may be registered pursuant to the terms of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement. On February 25, 2011, we registered on a Form S-3 shelf registration statement 19,442,309 shares of Class A common stock issuable upon conversion of 19,442,309 shares of Class B common stock owned by certain stockholders party to the 2009 Registration Rights Agreement.

Subsequent to the filing of the February 2011 shelf registration statement, in December 2012, trusts for the benefit of Nicholas J. Pritzker sold into the public market, pursuant to Rule 144, an aggregate of 3,180,242 shares of Class A common stock issuable upon conversion of Class B common stock. As of December 31, 2012, after giving effect to this sale transaction, 16,262,067 shares of the 19,442,309 shares originally registered for resale on the shelf registration statement continue to be eligible to be sold pursuant to the shelf registration statement during the 12 month period commencing November 5, 2012 through November 4, 2013 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

The holders of approximately 115,434,342 shares of our Class B common stock are entitled to certain demand registration rights.

Long-Form Demand Registration Rights

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions, request that we register all or a portion of such stockholder’s shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000, the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

The stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion, request that we register all or a portion of the shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 (net of underwriting discounts and commissions), the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

Short-Form Demand Registration Rights

The holders of approximately 115,434,342 shares of our Class B common stock are entitled to certain Form S-3 demand registration rights.

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.

Stockholders party to the 2009 Registration Rights Agreement holding at least 20% of the then issued and outstanding common stock may, on not more than one occasion during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 (net of underwriting discounts and commissions) and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.

Under each of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, we will not be required to affect a demand registration or a Form S-3 demand registration within 180 days after the effective date of a registration statement related to a previous demand registration or Form S-3 demand registration. In addition, once every 12 months, we may postpone for up to 120 days the filing or the effectiveness of a registration statement for a demand registration or a Form S-3 demand registration, if our board of directors determines in good faith that such a filing (1) would be materially detrimental to us, (2) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on us or any plan or proposal by us to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transactions, or (3) is inadvisable because we are planning to prepare and file a registration statement for a primary offering of our securities.

Shelf Registration Rights

The holders of approximately 90,322,256 shares of our Class B common stock are entitled under the 2009 Registration Rights Agreement to certain “shelf” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock. In January 2011, pursuant to the 2009 Registration Rights Agreement, certain of the selling stockholders exercised their right to require us to register 12,833,046 shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement. On February 25, 2011 we filed a Form S-3 shelf registration statement to satisfy our obligations with respect to these shares.

Stockholders party to the 2009 Registration Rights Agreement may, in addition to the demand registration rights described above, request that we register all or a portion of shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, provided that the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell such shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement. We have agreed to use our reasonable best efforts to keep any such shelf registration statement effective and updated for a period of three years (or, if earlier, such time as all the shares covered thereby have been sold). We have also agreed that, at the end of such three year period, we will refile a new shelf registration upon the request of stockholders party to the 2009 Registration Rights Agreement holding at least 1% of our outstanding common stock at such time.

Piggyback Registration Rights

The holders of 115,434,342 shares of Class B common stock are entitled to certain “piggyback” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

In the event that we propose to register shares of Class A common stock under the Securities Act, either for our own account or for the account of other security holders, we will notify each stockholder party to the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement that is, or will be at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of its common stock under the applicable lock-up provisions contained in the 2007 Stockholders’ Agreement, the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement of our intention to effect such a registration and will use our reasonable best efforts to include in such registration all shares requested to be included in the registration by each such stockholder, subject to certain marketing and other limitations.

Following our receipt of the demand notice from certain stockholders party to the 2009 Registration Rights Agreement requesting us to file a shelf registration statement, in accordance with the registration rights agreements, in February 2011, we notified the other stockholders party to the 2009 Registration Rights Agreement and the 2007 Registration Rights Agreement of our intention to file a shelf registration statement and gave such stockholders the right to “piggyback” and register shares of Class A common stock issuable upon conversion of shares of Class B common stock owned by them and eligible to be sold under applicable lock-up agreements on this shelf registration statement. Certain stockholders party to the 2009 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 6,609,263 shares of Class A common stock issuable upon conversion of shares of Class B common stock and those shares were included in the Form S-3 shelf registration statement that we filed on February 25, 2011.

Subsequent to the filing of the February 2011 shelf registration statement, in December 2012, trusts for the benefit of Nicholas J. Pritzker sold into the public market, pursuant to Rule 144, an aggregate of 3,180,242 shares of Class A common stock issuable upon conversion of Class B common stock. As of December 31, 2012, 3,429,021 of the 6,609,263 shares originally registered for resale on the shelf registration statement pursuant to piggyback registration rights continue to be eligible to be sold pursuant to the shelf registration statement during the 12 month period commencing November 5, 2012 through November 4, 2013 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

Expenses of Registration, Restrictions and Indemnification

We will pay all registration expenses, including the legal fees of one counsel for all holders under the 2007 Registration Rights Agreement and one counsel for all holders under the 2009 Registration Rights Agreement, other than underwriting discounts, commissions and transfer taxes, in connection with the registration of any shares of Class A common stock pursuant to any demand registration, Form S-3 demand or piggyback registration described above. Under the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, if a request for a demand registration or Form S-3 demand registration is withdrawn at the request of the majority of the holders of registrable securities requested to be registered, the holders of registrable securities who have withdrawn such request shall forfeit such demand registration or Form S-3 demand registration unless those holders pay or reimburse us for all of the related registration expenses.

The demand, Form S-3 demand and piggyback registration rights are subject to customary restrictions such as blackout periods and any limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter. The 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement also contain customary indemnification and contribution provisions.

Other Agreements, Transactions and Arrangements

In 2007, we established a Donor-Advised Fund through JP Morgan Private Bank and the National Philanthropic Trust, known as the Hyatt Hotels Foundation. Individuals and organizations are able to donate funds to the Hyatt Hotels Foundation and we recommend grant recipients of these funds through our Hyatt Community Program. The National Philanthropic Trust screens our recommended fund recipients and issues the funds to the approved recipients. In 2007, the Pritzker Foundation made a charitable contribution of $10,000,000 to the Hyatt Hotels Foundation, payable in annual installments of $2,500,000 over four years, commencing in 2007. Mr. Thomas J. Pritzker is a director and vice president and Ms. Penny Pritzker is a director and the president of the Pritzker Foundation. In 2012, the Hyatt Hotels Foundation made grants of $300,500 to various not-for-profit organizations.

A partner of Latham & Watkins LLP, Michael A. Pucker, is the brother-in-law of Mr. Thomas J. Pritzker. In 2012, we made aggregate payments of $2,465,602 to Latham & Watkins LLP for legal services.

Marshall E. Eisenberg, a co-trustee of the Pritzker family U.S. situs trusts, is a partner in the law firm of Neal, Gerber & Eisenberg LLP. In 2012, we made aggregate payments of $332,594 to Neal, Gerber & Eisenberg LLP for legal services.

In 2012, we received $1,253,383 in reimbursements from H Group for aircraft insurance payments we paid on behalf of H Group related to aircraft parts sold by a company previously owned by Pritzker family business interests.

RELATED PARTY TRANSACTION POLICY AND PROCEDURES

We have adopted a written policy regarding the review, approval and ratification of related party transactions. For purposes of our policy, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we are, or will be, a participant, in which the amount exceeds $120,000, and in which the related party had, has or will have a direct or indirect interest. A related party is any executive officer, director or a beneficial owner of more than 5% of our common stock, including any of their immediate family members, and any entity owned or controlled by such persons. The principal elements of this policy are as follows:

•

For each related party transaction (other than pre-approved transactions as discussed below), the audit committee reviews the relevant facts and circumstances, such as the extent and materiality of the related party’s interest in the transaction, takes into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approves or disapproves the related party transaction.

•	Any related party transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with the policy.

•

If advance audit committee approval of a related party transaction requiring the audit committee’s approval is not practicable, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairman of the audit committee, or if prior approval of the transaction by the chairman of the audit committee is not practicable, then the transaction may be preliminarily entered into by management, subject in each case to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

•

The chief financial officer, or his designee, shall present to the audit committee each proposed related party transaction requiring the audit committee’s approval, including all relevant facts and circumstances relating thereto, shall update the audit committee as to any material changes to any approved or ratified related party transaction and shall provide a status report at least annually at a regularly scheduled meeting of the audit committee of all then active related party transactions.

•	No director may participate in approval of a related party transaction for which he or she is a related party.

Certain types of transactions have been designated pre-approved transactions under the policy, and as such are deemed to be approved or ratified, as applicable, by the audit committee. Such pre-approved transactions include: (1) executive and director compensation; (2) certain ordinary course of business transactions; (3) lodging transactions involving less than $250,000 provided the terms of which are no less favorable to us than those of similar transactions with unrelated third parties occurring during the same fiscal quarter and/or where the transaction is a result of an open auction process involving unrelated third-party bidders; (4) ordinary course sales of timeshare, fractional or similar ownership interests at prices that are no lower than those available under our company-wide employee discount programs; (5) charitable contributions in amounts that would not require disclosure in our annual proxy statement or annual report under the NYSE corporate governance listing standards; (6) transactions involving the rendering of legal services to us by the law firm of Latham & Watkins LLP to the extent such firm is associated with one or more related parties; and (7) transactions where the rates or charges involved are determined by competitive bids. All of the transactions described above under Certain Relationships and Related Party Transactions were entered into prior to the adoption of this policy or were adopted or ratified in accordance with this policy.

ARTICLE XI: MISCELLANEOUS

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2012, which includes certain financial information about Hyatt, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Hyatt Hotels Corporation, Attention: Senior Vice President–Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606 (312-750-1234 phone). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.hyatt.com, under the heading “Investor Relations – SEC Filings.”

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of April 15, 2013, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2013 Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

We will send multiple copies of the Annual Report on Form 10-K, proxy statement, proxy card and Notice of Annual Meeting to households at which two or more stockholders reside. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.	If your shares are registered in your own name, please contact our transfer agent by writing to them at Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854 (Attn: Hyatt Hotels Corporation Representative) or calling 1-800-468-9716.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Hyatt Hotels Corporation.

By Order of the Board of Directors

Mark S. Hoplamazian

President and Chief Executive Officer

Chicago, Illinois

April 22, 2013

As Adopted by the Compensation Committee

and by the Board on April 3, 2013

APPENDIX A

SECOND AMENDED AND RESTATED

HYATT HOTELS CORPORATION

LONG-TERM INCENTIVE PLAN

ARTICLE 1.

HISTORY AND PURPOSE

The Hyatt Hotels Corporation Long-Term Incentive Plan (the “Original Plan”) was originally adopted by Hyatt Hotels Corporation (formerly known as Global Hyatt Corporation), a Delaware corporation (the “Company”) effective February 14, 2006 as a means of assisting the Company in attracting and retaining qualified non-employee directors, executive and other key employees and to promote the success of the Company by providing certain non-employee directors, executives and other key employees of the Company with a shared interest in increasing the value of the Company and sustaining its growth. The Original Plan was subsequently amended and restated effective May 12, 2008 in the form of the Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “Amended and Restated Plan”) and subsequently amended by the First Amendment thereto, effective September 10, 2008; the Second Amendment thereto, effective May 12, 2009; the Third Amendment thereto, effective July 28, 2009; the Fourth Amendment thereto, effective October 26, 2009 and the Fifth Amendment thereto, effective December 16, 2010. The following is an amendment and restatement of the Amended and Restated Plan in the form of this Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “Plan”), which is intended among other things to (i) expand the number of shares of Common Stock (as defined below) that may be granted under the terms of the Plan, (ii) allow Awards (as defined below) under the Plan to qualify as “performance-based compensation” under Section 162(m) of the Code (as defined below) and (iii) limit the amount or value of awards that can be granted to non-employee directors each year.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.2 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.3 “Affiliate” means as to any Person any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. “Control” for these purposes shall mean the ability to influence, direct or otherwise significantly affect the major policies, activities or action of any person or entity, and the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

2.4 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalent award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including, without limitation, through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Award Limit” shall mean with respect to Awards that shall be payable in Common Stock or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Change in Control” shall mean the date any Person or two or more Persons acting in concert (other than (i) any Pritzker Affiliate or (ii) any Pritzker Affiliate along with any other stockholder which, together with its Affiliates, owns more than 5% of the combined voting power or the Voting Stock as of June 30, 2009 (a “Non-Pritzker Affiliate Existing Shareholder”) so long as Pritzker Affiliates continue to own more Voting Stock than such Non-Pritzker Affiliate Existing Shareholder) shall have acquired “beneficial ownership,” directly or indirectly, of, or shall have acquired by contract or otherwise, Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Company. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Exchange Act. The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided, that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) shall be made consistent with such regulation.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.10 “Committee” shall mean the Compensation Committee of the Board, or such other committee or subcommittee appointed by the Board, as provided in Section 11.1; provided that if not all the members of the Committee are “outside directors” within the meaning of Section 162(m) of the Code, then all actions of the Committee with respect to Performance- Based Compensation shall be taken by a subcommittee of the Committee who are “outside directors” within the meaning of Section 162(m) of the Code.

2.11 “Common Stock” shall mean the Class A Common Stock of the Company, par value $0.01 per share.

2.12 “Company” shall mean Hyatt Hotels Corporation, a Delaware corporation.

2.13 “Consultant” shall mean any consultant or adviser to the Company or of any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 “Covered Employee’ shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.”

2.15 “Deferred Stock” shall mean a right to receive Common Stock awarded under Section 8.4.

2.16 “Director” shall mean a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

2.17 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.2.

2.18 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19 “Effective Date” shall mean the date this Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.20 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.21 “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.22 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.23 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24 “Family Business Unit” shall mean any business entity owned or controlled directly or indirectly by or for the benefit of members of the Pritzker Family.

2.25 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code).

2.26 Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.27 “Non-Employee Director” shall mean a Director who is not an Employee.

2.28 “Non-Qualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

2.29 “Option” shall mean a right to purchase shares of Common Stock at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

2.30 “Participant” shall mean a person who has been granted an Award under the Plan.

2.31 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 8.1.

2.32 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.33 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) earnings (either before or after one or more of the following: (A) interest, (B) taxes,

(C) depreciation and (D) amortization), (ii) economic value-added (as determined by the Committee), (iii) sales or revenue, (iv) net income (either before or after taxes), (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on capital, (vii) return on invested capital, (viii) return on assets, (ix) return on stockholders’ equity, (x) stockholder return, (xi) return on sales, (xii) gross or net profit, (xiii) costs, (xiv) funds from operations, (xv) expenses, (xvi) productivity (xviii) operating margin, (xix) operating efficiency, (xx) customer satisfaction, (xvi) working capital, (xxii) earnings per share, (xxiii) price per share of common stock, (xxiv) market share, (xxv) chain results, (xxvi) gross operating profit, (xxvii) capital development, (xxvii) implementation or completion of critical projects, (xxviii) branding, (xxix) organizational or succession planning, (xxx) management or licensing fee growth, (xxxi) guest satisfaction top box scores, (xxxii) Net Promoter Score (xxxiii) RevPAR (revenue per available room), (xxxiv) management fees, (xxxv) growth in hotels, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to changes in tax laws or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made at the time the Performance Goals are set and within the time prescribed by, or otherwise in compliance with, Section 162(m) of the Code.

2.34 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.35 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

2.36 “Person” means an individual, a company, a partnership, a joint venture, a limited liability company or limited liability partnership, an association, a trust, estate or other fiduciary, any other legal entity, and any governmental authority.

2.37 “Plan” shall mean this Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, as it may be further amended or restated from time to time.

2.38 “Pritzker Affiliate” means (i) all lineal descendants of Nicholas J. Pritzker, deceased, and all spouses and adopted children of such descendants; (ii) all trusts for the benefit of any person described in clause (i) and trustees of such trusts; (iii) all legal representatives of any person or trust described in clauses (i) or (ii); and

(iv) all partnerships, corporations, limited liability companies or other entities controlling, controlled by or under common control with any person, trust or other entity described in clauses (i), (ii) or (iii). “Control” for these purposes shall mean the ability to influence, direct or otherwise significantly affect the major policies, activities or action of any person or entity, and the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

2.39 “Pritzker Family” shall mean all of the lineal descendants of Nicholas J. Pritzker (deceased) and all of their respective spouses and former spouses and children.

2.40 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.41 “Restricted Stock Units” shall mean the right to receive Common Stock awarded under Section 8.5.

2.42 “Rule 144 Offering” shall mean an offering of the securities of the Company (or its corporate parent) to the public that satisfies the requirements of Rule 144 under the Securities Act or in a private placement of securities similar in form and content to an offering that would satisfy Rule 144.

2.43 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.44 “Share Value” shall mean, as of any given date, the fair market value of a share of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or national market system, the Share Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, the Share Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the Share Value shall be the determined by the Administrator in its discretion based upon either:

(i) an appraisal as of the most recent Valuation Date. Such appraisal is intended to reflect a reasonable valuation of the Company as contemplated by Treasury Regulation §1.409A-1(b)(5)(iv)(B)(2)(i), or any successor thereto. As such, the appraisal shall be made by a qualified independent firm designated by the Administrator, which firm is of a national reputation and has relevant experience in performing such valuations. The appraisal firm shall use valuation principles and methods substantially similar to those used in the appraisals historically performed for the Company in 2007, including, but not limited to, those related to enterprise value and the absence of any discount for lack of marketability or minority interest, or of any premium for control; or

(ii) the price paid for each share of Common Stock in a transaction between a willing buyer and a willing seller, neither under compulsion to buy or sell; provided, however, that transactions between the Company and any Family Business Unit or member of the Pritzker Family shall not be considered for this purpose.

2.45 “Stock Appreciation Right” means a right granted pursuant to Article 9 to receive a payment equal to the excess of the Share Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over an exercise price set forth in the applicable Award Agreement.

2.46 “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.47 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.48 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.49 “Termination of Service” shall mean,

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding: (i) a termination where there is simultaneous employment by the Company (or a Subsidiary) of such person and (ii) a termination which is followed immediately by such Participant becoming a Consultant.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (i) a termination where there is an immediate reemployment or continuing employment of a Participant by the Company or any Subsidiary, (ii) a termination which is followed immediately by such Participant becoming a Consultant, (iii) a termination where the former employee continues as a Non-Employee Director, and (iv) at the discretion of the Administrator, a termination which results in a temporary severance of the employee-employer relationship.

(d) The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause. and all questions of whether particular leaves of absence constitute Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or Non-Employee Director or other change in the employee-employer relationship shall constitute a Termination of Service if, and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

2.50 “Valuation Date” shall mean the immediately preceding December 31 or a date after such December 31 as the Administrator shall declare to be a Valuation Date in order to update the Share Value to reflect events subsequent to such December 31 that may materially affect the Share Value.

2.51 “Voting Stock” means, with respect to the Company, each class of securities the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company, even though the right so to vote has been suspended by the happening of such a contingency.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 12.2 and Section 3.1(b) the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan is 14,375,000.

(b) To the extent that an Award terminates, expires, is settled in cash or lapses for any reason without the delivery of shares to the Participant, then any shares of Common Stock subject to such Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall count against the shares available for grants of Awards pursuant to the Plan. Any shares of Common Stock repurchased by the Company at the same price paid by the Participant so that such shares are returned to the Company will again be available for Awards. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2 Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or treasury Common Stock.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2:

(a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one Employee during any calendar year shall be 1,000,000;

(b) the maximum aggregate amount of cash that may be paid in cash to any one Employee during any calendar year with respect to one or more Awards payable in cash shall be $5,000,000; and

(c) The maximum value of Awards (as determined by the Administrator) that may be granted to any Non-Employee Director shall not exceed the greater of 500,000 Shares or $500,000.

To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, consistent with the requirements of the Plan. Although, Awards may not be granted each year to Eligible Individuals, once an Eligible Individual has been granted an Award they will be considered a Participant and a participant in this Plan until all Awards held by such Eligible Individual are exercised, paid out or otherwise terminated. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Compensation Program, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including, without limitation, any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Subsidiary.

4.5 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign stock exchange, the Administrator, in its discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3.1 or the Award Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act or any other securities law or governing statute or any other applicable law.

4.6 Non-Employee Director Awards. The Committee, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Committee (the “Non-Employee Director Compensation Program”), subject to the limitations of the Plan. The Non-Employee Director Compensation Program shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Committee from time to time in its sole discretion.

ARTICLE 5.

GRANTING OF OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine consistent with the Plan.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of the Common Stock shall be determined as of the time the respective Options were granted.

5.3 Option Exercise Price. The exercise price per share of Common Stock subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Share Value on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Share Value on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4 Option Term. The term of each Option shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including, without limitation, the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.

5.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Share Value per share on the date of grant, provided, that the excess of: (a) the aggregate Share Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

5.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE 6.

EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity or in such manner as designated by the Administrator, or his, her or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full payment of the exercise price and applicable withholding taxes to the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 10.1 and 10.2.

6.3 Notification Regarding Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including, without limitation, the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one year after the transfer of such shares to such Participant.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals. The Administrator shall determine the terms and conditions, including, without limitation, the restrictions applicable to each award of Restricted Stock, consistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2 Rights as Stockholders. Subject to Section 7.4, and further subject to the restrictions in the relevant Award Agreement, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by and in the discretion of the Administrator, all the rights of a stockholder with respect to said shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

7.3 Restrictions. All shares of Restricted Stock (including, without limitation, any shares received by Participants with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the Award Agreement The Administrator in its discretion may provide that in the event of certain events, including, without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

7.5 Evidence of Issuance of Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine, including electronically. Any certificates issued, or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

7.6 Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 8.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED

STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

8.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards may be paid in cash, shares of Common Stock, or both, as determined by the Administrator.

(b) Without limiting Section 8.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 13.

8.2 Dividend Equivalents. Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator; provided, however respect to any Award with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

8.3 Stock Payments. Stock Payments may be granted by the Administrator to Eligible Individuals. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon any criteria selected by the Administrator, including, without limitation, service to the Company or any Subsidiary. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Deferred Stock. Deferred Stock awards may be granted by the Administrator to Eligible Individuals. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on such criteria, including, without limitation, service to the Company or any Subsidiary, as the Administrator selects, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or other conditions or criteria set by the Administrator. Unless otherwise provided by the Administrator, a Participant holding Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued to the Participant.

8.5 Restricted Stock Units. The Administrator is authorized to make grants of Restricted Stock Units to Eligible Individuals, on such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, service to the Company or any Subsidiary, in each case on a specified date or dates or over any period or periods, as the Administrator determines. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the shares of Common Stock underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Common Stock for each vested and nonforfeitable Restricted Stock Unit.

8.6 Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.7 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.8 Exercise upon Termination of Service. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including, without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 9.

AWARD OF STOCK APPRECIATION RIGHTS

9.1 Granting of Stock Appreciation Rights to Eligible Individuals.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by subtracting the exercise price per share of the Stock Appreciation Right from the Share Value on the date of exercise of the Stock Appreciation Right and then multiplying the difference by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

9.2 Exercise Price. The exercise per share of Common Stock subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Share Value on the date the Stock Appreciation Right is granted.

9.3 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Participant shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Stock Appreciation Right vests.

(b) No portion of an Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

9.4 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity or in such manner as designated by the Administrator, or his, her or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

9.5 Payment. Payment of the amounts determined under Section 9.1(b) above shall be made in Common Stock (based on its Share Value as of the date the Stock Appreciation Right is exercised) unless due to the occurrence of unusual events, the Administrator shall determine that such payment shall be made in cash. If shares of Common Stock are deliverable upon exercise of the Stock Appreciation Right, then any fractional shares shall be paid in cash.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) shares of Common Stock (including, without limitation, in the case of payment of the exercise price of an Award, shares of Common Stock issuable pursuant to the exercise of the Award) or shares of Stock held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Share Value on the date of delivery equal to the aggregate payments required, (c) delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other property acceptable to the Administrator. The Administrator shall also determine the methods by which shares of

Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, without limitation, the Participant’s employment, social welfare or other tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the surrender of shares of Common Stock). The number of shares of Common Stock which may be so withheld or surrendered shall be limited to the number of shares which have a Share Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Common Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Section 10.3(b) or other agreements entered into between the Company and any Participant:

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including, without limitation, bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. For purposes of this Section 10.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

(c) Notwithstanding Section 10.3(a), a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

10.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All Common Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Administrator may place legends on any Common Stock certificate or book entry to reference restrictions applicable to the Common Stock.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including, without limitation, a window-period limitation, as may be imposed in the discretion of the Administrator.

(d) The Administrator may impose a holding period and transfer conditions and/or restrictions on any shares of Common Stock received under an Award pursuant to the Plan as it may deem advisable, including, without limitation, but not limited to requiring the Participant to enter into a stockholders or other agreement relating to such matters.

(e) No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5 Forfeiture and Clawback Provisions.

(a) Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written instrument, that: (i)(A) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (B) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (ii)(A) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (B) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator, or (C) the Participant incurs a Termination of Service for “cause” (as such term is defined in the discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Participant).

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6 Prohibition on Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 12.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 11.

ADMINISTRATION

11.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, and as an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded and two of whom shall also qualify as an “outside director” for purposes of Section 162(m) of the Code; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. With respect to any Awards which are intended to be Performance-Based

Compensation, all actions taken by the Administrator shall be taken solely by members of the Committee who are “outside directors’ for purposes of Section 162(m) of the Code. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2 Duties and Powers of the Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined at the discretion of the Committee.

11.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, as long as the Committee is the Administrator, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a) Select and designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any Performance Criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition, non-solicitation, confidentiality, and recapture of gain on an Award, based in each case on such considerations as the Administrator in its discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

11.6 Delegation of Authority. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other applicable law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without prior approval of the Company’s stockholders no amendment may, except as provided in Section 12.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, (ii) increase the Award Limit, or (iii) decrease the exercise price of any outstanding Option or any Stock Appreciation Right granted under the Plan. Stockholder approval shall be by a vote of a majority of the votes cast at a meeting or a majority of the Company’s stockholders if action is taken by written consent. Except as provided in Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Options be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including, without limitation, the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 12.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustment of the Award Limit).

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award is assumed or an equivalent Award substituted, and a Participant has a Termination of Service upon or within twelve (12) months following the Change in Control, then such Participant shall be fully vested in such assumed or substituted Award.

(e) In a Change in Control if the successor corporation refuses to assume or substitute for the Award, then the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Participant that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(f) For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(g) The Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h) No adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

(i) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j) No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including, without limitation, any Equity Restructuring, for reasons of administrative convenience, the Company in its discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of this Plan. If the Plan is not approved by the Company’s stockholders, (i) it will not become effective, (ii) no Awards shall be granted thereunder upon shares of Common Stock in excess of the shares reserved under the Amended and Restated Plan, and (iii) the Amended and Restated Plan will continue in full force and effect in accordance with its terms. Upon the approval of the Plan by the Company’s stockholders, any awards outstanding under the Amended and Restated Plan as of the date of such approval shall remain outstanding and, if applicable, exercisable pursuant to the terms of such individual grants.

12.4 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record owner of such shares of Common Stock.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including, but not limited to state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.8 Discretion. Whenever the Administrator, Company, Committee or Board exercises its discretion under the Plan, such discretion shall be in its sole and absolute discretion.

12.9 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.10 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

12.11 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including, without limitation, such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including, without limitation, amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

12.12 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

12.13 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.14 Indemnification. To the extent allowable pursuant to applicable law, the Administrator, each member of the Committee, each member of the Board, each member of any committee appointed by the Board and any officer of the Company or any of its Subsidiaries to whom authority was delegated under or in connection with this Plan, shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.15 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.16 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

12.17 Arbitration.

(a) Except as otherwise specially provided in this Plan or an Award Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with this Plan, including, without limitation, any dispute regarding its arbitrability, validity or termination, or the performance or breach thereof, shall be exclusively and finally settled by arbitration administered by the American Arbitration Association (“AAA”). Either party may initiate arbitration by notice to the other party (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Agreement. The place of the arbitration shall be Chicago, Illinois. The arbitration shall be conducted by a single arbitrator appointed by the Participant from a list of at least five (5) individuals who are independent and qualified to serve as an arbitrator submitted by the Company within fifteen (15) days after delivery of the Request for Arbitration. The Participant will make its appointment within ten (10) days after it receives the list of qualified individuals from the Company. In the event the Company fails to send a list of at least five (5) qualified individuals to serve as arbitrator to the Participant within such fifteen-day time period, then the Participant shall appoint such arbitrator within twenty-five (25) days from the Request for Arbitration. In the event the Participant fails to appoint a person to serve as arbitrator from the list of at least five (5) qualified individuals within ten (10) days after its receipt of such list from the Company, the Company shall appoint one of the individuals from such list to serve as arbitrator within five (5) days after the expiration of such ten (10) day period. Any individual will be qualified to serve as an arbitrator if he or she shall be an individual who has no material business relationship, directly or indirectly, with any of the parties to the action and who has at least ten (10) years of experience in the practice of law with experience in executive compensation matters. The arbitration shall commence within thirty (30) days after the appointment of the arbitrator; the arbitration shall be completed within sixty (60) days of commencement; and the arbitrator’s award shall be made within thirty (30) days following such completion. The parties may agree to extend the time limits specified in the foregoing sentence.

(b) The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Delaware without giving effect to the principles of conflicts of law, and will be without power to apply any different substantive law. The arbitrator will render an award and a written opinion in support thereof. Such award shall include the costs related to the arbitration and reasonable attorneys’ fees and expenses to the prevailing party. The arbitrator also has the authority to grant provisional remedies, including, without limitation, injunctive relief, and to award specific performance. The arbitrator may entertain a motion to dismiss and/or a motion for summary judgment by any party, applying the standards governing such motions under the Federal Rules of Civil Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the parties an opportunity to present written submission and documentary evidence, the arbitrator concludes that there is no material issue of fact and that the Claim may be determined as a matter of law. The parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrator’s award by any court. The arbitrator’s award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including, without limitation, the courts of Cook County, Illinois. The Company and each Participant under this Plan irrevocably submits to the non-exclusive jurisdiction and venue in the courts of the State of Illinois and the United States sitting in Chicago, Illinois in connection with any such proceeding, and waives any objection based on forum non conveniens. THE COMPANY AND EACH PARTICIPANT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 12.16(a) OF THIS PLAN.

(c) The parties agree to maintain confidentiality as to all aspects of the arbitration, except as may be required by applicable law, regulations or court order, or to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including, without limitation, professional societies and organizations; provided, that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The parties further agree to obtain the arbitrator’s agreement to preserve the confidentiality of the arbitration.

ARTICLE 13.

PERFORMANCE-BASED COMPENSATION

13.1 Purpose. The Administrator, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Administrator, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 13 shall control over any contrary provision contained in the Plan. The Administrator, in its sole discretion, may grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 13 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

13.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

13.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Administrator may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 8 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

13.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

13.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Participant must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable

Performance Goals, program or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

13.6 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable program and Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Hyatt Hotels Corporation on April 3, 2013.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Hyatt Hotels Corporation as of             , 2013.

Executed on this             day of             , 2013.

Corporate Secretary

APPENDIX B

AMENDED AND RESTATED

HYATT HOTELS CORPORATION

EXECUTIVE INCENTIVE PLAN

I.    ESTABLISHMENT AND PURPOSE

The Hyatt Hotels Corporation Executive Incentive Plan was originally adopted by Hyatt Hotels Corporation (the “Company”) effective July 28, 2009. The following is an amendment and restatement of the original plan in the form of this Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan (the “Plan”). The purpose of the Plan is to (i) attract and retain highly qualified individuals; (ii) establish performance goals based on objective criteria; and (iii) include in such individual’s compensation package an annual incentive component which is tied directly to the achievement of those objectives. The Plan is designed so that the bonuses paid hereunder may be deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and interpretations hereunder.

II.    EFFECTIVE DATE; TERM

A. The Plan will be effective as of January 1, 2013, subject to approval of the Plan by the stockholders of the Company. Once effective, the Plan shall remain in effect until such time as it shall be terminated by the Committee (as defined below). The Committee may terminate the Plan at any time; provided, however, that, except in the event of a Change in Control, the Committee may not terminate the Plan during any performance period without payment of a pro rata portion of any bonus based on the period of time elapsed during the performance period and a determination of the Plan Administrator as to satisfaction of pro rata Performance Goals for such period.

B. For this purpose, a “Change in Control” shall mean the date any Person or two or more Persons acting in concert (other than (i) any Pritzker Affiliate or (ii) any Pritzker Affiliate along with any other stockholder which, together with its Affiliates, owns more than 5% of the combined voting power or the Voting Stock as of June 30, 2009 (a “Non-Pritzker Affiliate Existing Shareholder”) so long as Pritzker Affiliates continue to own more Voting Stock than such Non-Pritzker Affiliate Existing Shareholder) shall have acquired “beneficial ownership,” directly or indirectly, of, or shall have acquired by contract or otherwise, Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Company. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Plan Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred and the date of the occurrence of such Change in Control and any incidental matters relating thereto. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, then such transaction or event triggering clause (a) or (b) with respect to such award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided, that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) shall be made consistent with such regulation. For purposes hereof the defined terms used in this definition shall have the following meanings:

“Affiliate” means as to any Person any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. “Control” for these purposes shall mean the ability to influence, direct or otherwise significantly affect the major policies, activities or action of any person or entity, and the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Person” means an individual, a company, a partnership, a joint venture, a limited liability company or limited liability partnership, an association, a trust, estate or other fiduciary, any other legal entity, and any governmental authority.

“Pritzker Affiliate” means (i) all lineal descendants of Nicholas J. Pritzker, deceased, and all spouses and adopted children of such descendants; (ii) all trusts for the benefit of any person described in clause (i) and trustees of such trusts; (iii) all legal representatives of any person or trust described in clauses (i) or (ii); and (iv) all partnerships, corporations, limited liability companies or other entities controlling, controlled by or under common control with any person, trust or other entity described in clauses (i), (ii) or (iii). “Control” for these purposes shall mean the ability to influence, direct or otherwise significantly affect the major policies, activities or action of any person or entity, and the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Voting Stock” means each class of securities the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company, even though the right so to vote has been suspended by the happening of such a contingency.

III.    ADMINISTRATION

A. Plan Administrator. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”) or any subcommittee thereof that is appointed to administer the Plan (the “Plan Administrator”). The Plan Administrator shall consist at least two directors, each of whom shall qualify as “outside directors” as defined under Section 162(m) of the Code and related Treasury regulations.

B. Authority. The Plan Administrator shall have full power to construe and interpret the Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Plan. For the avoidance of doubt, the Plan Administrator shall exercise any and all rights and duties under the Plan with respect to matters under Section 162(m) of the Code that are required to be determined in the sole and absolute discretion of the Plan Administrator.

C. Determinations. Any decision made, or action taken, by the Plan Administrator arising out of or in connection with the interpretation and/or administration of the Plan shall be final, conclusive and binding on all persons affected thereby. All powers of the Plan Administrator shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

IV.    ELIGIBILITY AND PARTICIPATION

Eligibility to participate in the Plan is limited to be the executives of the Company and its subsidiaries who are or, as determined at the discretion of the Plan Administrator, may become “covered employees” (as defined in Section 162(m) of the Code) of the Company and its subsidiaries for the applicable taxable year of the Company (each a “Participant”).

V.    BUSINESS CRITERIA

A. Performance Goals. A Participant may receive a bonus payment under the Plan based upon the attainment of performance objectives which are established by the Plan Administrator and relate to one or more of the following business criteria with respect to the Company, any of its subsidiaries, divisions, business units, segments or regions or any individual (the “Performance Goals”): (i) earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) economic value-added (as determined by the Committee), (iii) sales or revenue, (iv) net income (either before or after taxes), (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on capital, (vii) return on invested capital, (viii) return on assets (ix) return on stockholders’ equity, (x) stockholder return, (xi) return on sales, (xii) gross or net profit, (xiii) costs, (xiv) funds from operations, (xv) expenses, (xvi) productivity, (xvii) employee engagement, (xviii) talent development, (xix) operating margin, (xx) operating efficiency, (xxi) customer satisfaction, (xxii) working capital, (xxiii) earnings per share, (xxiv) price per share of common stock, (xxv) market share, (xxvi) chain results, (xxvii) gross operating profit, (xxviii) capital development, (xxix) implementation or completion of critical projects, (xxx) branding, (xxxi) organizational or succession planning, (xxxii) management or licensing fee growth, (xxxiii) guest satisfaction top box scores, (xxxiv) Net Promoter Score, (xxxv) RevPAR (revenue per available room), (xxxvi) management fees, and (xxxvii) growth in hotels, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

B. Adjustments. At the time of establishment of the Performance Goals and within the time prescribed by, or otherwise in compliance with, Section 162(m) of the Code, the Plan Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following items relating to: (i) a change in accounting principles, (ii) financing activities, (iii) expenses for restructuring or productivity initiatives, (iv) other non-operating items, (v) acquisitions or dispositions, (vi) the business operations of an entity acquired by the Company during the performance period, (vii) discontinued operations, (viii) stock dividend, split, combination or exchange of stock, (ix) unusual or extraordinary events, transactions or developments, (x) amortization of intangible assets, (xi) other significant income or expense outside the Company’s core on-going business activities, (xii) other nonrecurring items or (xiii) changes in applicable law. All such adjustments shall be made in compliance with Section 162(m) of the Code.

VI.    BONUS DETERMINATIONS

A. Bonus Formulas. Any bonuses paid to Participants under the Plan shall be based upon objectively determinable bonus formulas that tie such bonuses to one or more performance objectives relating to the Performance Goals. The Plan Administrator will select the Performance Goals applicable for each performance period. Performance periods may be periods of one, two or three fiscal years of the Company, as specified by the Plan Administrator. A performance period may be concurrent or consecutive. Participants need not be employed on the first day of a performance period.

B. Timing of Adoption. Bonus formulas (and any adjustments thereto) for Participants shall be adopted for each performance period by the Plan Administrator no later than the latest time permitted by Section 162(m) of the Code, but no later than 90 days after the commencement of the performance period and while the performance relating to the Performance Goal(s) remain substantially uncertain within the meaning of Section 162(m) of the Code.

C. Reduction in Bonuses. Although the Plan Administrator may in its sole discretion reduce a bonus payable to a Participant pursuant to the applicable bonus formula, the Plan Administrator shall have no discretion to increase the amount of a Participant’s bonus as determined under the applicable bonus formula.

D. Limitations on Bonuses. The maximum bonus payable to a Participant under the Plan shall not exceed $5,000,000 for each year of a performance period.

E. Continued Employment. The payment of a bonus to a Participant with respect to a performance period shall be conditioned upon the Participant’s employment by the Company on the last day of the performance period; provided, however, that in the discretion of the Plan Administrator, full bonuses may be paid to Participants who have terminated employment due to disability or to the designee or estate of a Participant who died during such period and, to the extent earned, pro rata bonuses may be paid to a Participant whose employment is terminated during the performance period.

VII.    ADDITIONAL CONDITIONS

A. Additional Criteria. Once a bonus formula is established under Section VI based on one or more of the Performance Goals, the Plan Administrator may with the consent of the Participant establish (and once established, rescind, waive or amend) additional conditions and terms of payment of awards (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it deems desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. However, the Plan Administrator shall have no authority to increase the amount of an award granted to any Participant or to pay an award under the Plan if the Performance Goal has not been satisfied.

B. Compliance with 162(m). Notwithstanding any other provision of the Plan, any bonus or award granted under this Plan shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

C. Forfeiture and Claw-Back Provisions. Bonuses paid under the Plan shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations thereunder, to the extent set forth in such claw-back policy.

VIII.    PAYMENT OF AWARDS

A. Form of Payment. All awards shall be paid in (i) cash or (ii) with the consent of the Participant and the Plan Administrator, the equivalent value of common stock of the Company (“Common Stock”) based on the fair market value of the Common Stock on the date the bonus is awarded, as determined by the Plan Administrator. The Plan Administrator may impose vesting and other similar conditions upon any payment of awards made in Common Stock. Awards paid in Common Stock shall be paid under the Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, or if approved by shareholders the Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, each as may be amended from time to time, or any successor equity incentive plan thereto.

B. Certification Required. No awards shall be paid unless and until the Plan Administrator certifies, in writing, as to (i) the attainment of each performance objective for each Performance Goal established at the beginning of the performance period (ii) the amounts payable with respect to each award, (iii) no award exceeding the limitations set forth in Section VI and (iv) the amount payable to each Participant does not exceed the maximum amount of the award granted to the Participant at the beginning of the performance period.

C. Timing of Payments. Awards shall be paid as soon as practicable following the end of the performance period, but in no event shall payment be made later than two and one half months following the end of the later of the Participant’s or the Company’s taxable year which contains the last day of the performance period.

IX.    SPECIAL AWARDS AND OTHER PLANS

Nothing contained in the Plan shall prohibit the Company from granting awards or authorizing other compensation to any person under any other plan or authority or limit the authority of the Company to establish other special awards or incentive compensation plans providing for the payment of incentive compensation to employees (including those employees who are eligible to participate in the Plan).

X.    STOCKHOLDER APPROVAL

No awards shall be paid under the Plan unless and until the Company’s stockholders shall have approved the Plan and the Performance Goals as required by Section 162(m) of the Code. So long as the Plan shall not have been previously terminated by the Company, it shall be resubmitted for approval by the Company’s stockholders in the fifth year after it shall have first been approved by the Company’s stockholders, and every fifth year thereafter, assuming prior stockholder approval. In addition, the Plan shall be resubmitted to the Company’s stockholders for approval as required by Section 162(m) of the Code if it is amended in any way that changes the material terms of the Plan’s Performance Goals, including by materially modifying the Performance Goals, increasing the maximum bonus payable under the Plan or changing the Plan’s eligibility requirements. If the Plan is required to be submitted for stockholder approval as required by Section 162(m) of the Code and such stockholder approval is not obtained, then the Plan shall automatically terminate on the last day of the Company’s fiscal year in which such stockholder approval was not obtained.

XI.    AMENDMENT OF THE PLAN

The Committee shall have the right to amend the Plan from time to time or to repeal it entirely or to direct the discontinuance of awards either temporarily or permanently; provided, however, that no amendment of the Plan that changes (i) the maximum award payable to any Participant as set forth in Section VI, (ii) the individuals eligible to participate in the Plan under Section IV, or (iii) materially amends the definition of Performance Goals under Section V, shall be effective before approval by the affirmative vote of a majority of the voting power of the shares present or represented by proxy at a meeting of the Company’s stockholders and entitled to vote on the subject matter.

XII.    RIGHTS OF PLAN PARTICIPANTS

A. No Right to Continued Employment. Neither the Plan, nor the adoption or operation of the Plan, nor any documents describing or referring to the Plan (or any part hereof) shall confer upon any Participant any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause.

B. No Right to Company Assets. No individual to whom an award has been made or any other party shall have any interest in the cash or any other asset of the Company prior to such amount being paid.

C. Awards Not Transferrable. No right or interest of any Participant shall be assignable or transferable, or subject to any claims of any creditor or subject to any lien.

D. No Right to Continued Participation. In no event shall the Company be obligated to pay to any Participant an award for any period by reason of the Company’s payment of an award to such Participant in any other period, or by reason of the Company’s payment of an award to any other Participant or Participants in such period or in any other period. Nothing contained in this Plan shall confer upon any person any claim or right to any payments hereunder. Such payments shall be made at the sole discretion of the Plan Administrator.

XIII.    SECTION 409A

Awards under this Plan are intended to be exempt from or to comply with the requirements of Section 409A of the Code. Notwithstanding anything to the contrary in the Plan or any award, if and to the extent the Plan Administrator shall determine that the terms of any award may result in the failure of such award to be exempt from or comply with the requirements of Section 409A of the Code, or any applicable regulations or guidance promulgated by the Secretary of the Treasury in connection therewith, the Plan Administrator shall have authority to take such action to amend, modify, cancel or terminate the Plan or any award as it deems necessary or advisable, including without limitation:

1. amendment or modification of the Plan or any award to conform the Plan or such award to the requirements of Section 409A of the Code or any regulations or other guidance thereunder (including, without limitation, any amendment or modification of the terms of any award regarding vesting, exercise, or the timing or form of payment);

2. cancellation or termination of any unvested award, or portion thereof, without any payment to the Participant holding such award.

Any such amendment, modification, cancellation, or termination of the Plan or any award may adversely affect the rights of a Participant with respect to such award without the Participant’s consent.

XIV.    MISCELLANEOUS

A. Withholding. The Company shall deduct all federal, state and local taxes required by law or Company policy from any award paid hereunder.

B. Unfunded Plan. The Plan shall be unfunded and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. Amounts payable under the Plan are not and will not be transferred into a trust or otherwise set aside. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan. Any accounts under the Plan are for bookkeeping purposes only and do not represent a claim against the specific assets of the Company.

C. Severability. Any provision of the Plan that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Plan.

D. Governing Law. The Plan and the rights and obligations of the parties to the Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois (without regard to principles of conflicts of law).

* * * * *

I hereby certify that this amended and restated Plan was duly authorized, approved and adopted by the Compensation Committee of the Board of Directors of the Company on April 3, 2013, and was duly approved by the stockholders of the Company on             , 2013.

Date:

Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

ADMITTANCE SLIP

HYATT HOTELS CORPORATION

2013 ANNUAL MEETING OF STOCKHOLDERS

Place:	Hyatt Lodge at McDonald’s Campus 2815 Jorie Boulevard		2013 ANNUAL MEETING OF STOCKHOLDERS REMINDERS
Oak Brook, Illinois 60523

Time:	June 10, 2013, 11:00 a.m., local time	1.	Please bring this admittance slip, your account statement, or other written proof of ownership of Hyatt Hotels Corporation stock. All attendees must also bring a picture I.D.

Photographs taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

		2.	Additional security precautions will be taken. Bags, purses, and briefcases may be subject to inspection. To speed the process, please bring only the essentials.

		3.	Cameras, recording devices and other electronic devices are not allowed.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945	COMPANY #
Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

1. Election of directors:	01 Mark S. Hoplamazian	03 Penny Pritzker	☐	Vote FOR all nominees	☐	Vote WITHHELD
	02 Cary D. McMillan	04 Michael A. Rocca		(except as marked)		from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
The Board of Directors unanimously recommends a vote “FOR” each of these nominees.

    Please fold here – Do not separate

2.	Ratification of the Appointment of Deloitte & Touche LLP as Hyatt Hotels Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2013.	☐	For	☐	Against	☐	Abstain

The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

3.	Approval of the Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan.	☐	For	☐	Against	☐	Abstain

The Board of Directors unanimously recommends a vote “FOR” Proposal 3.

4.	Approval of the Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan.	☐	For	☐	Against	☐	Abstain

The Board of Directors unanimously recommends a vote “FOR” Proposal 4.

5.	Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.	☐	For	☐	Against	☐	Abstain

The Board of Directors unanimously recommends a vote “FOR” Proposal 5.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4 and “FOR” PROPOSAL 5.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HYATT HOTELS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Monday, June 10, 2013

11:00 a.m., local time

Hyatt Lodge at McDonald’s Campus

2815 Jorie Boulevard

Oak Brook, Illinois 60523

HYATT HOTELS CORPORATION	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on June 10, 2013.

This proxy will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” each director nominee in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

By signing the proxy, you revoke all prior proxies and appoint Mark S. Hoplamazian, Gebhard F. Rainer and Rena Hozore Reiss, and each of them, with full power of substitution, as proxies and attorneys-in-fact to vote your shares as directed with respect to each of the proposals shown on the reverse side and in their discretion (1) with respect to any other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof and (2) for the election of such other candidate or candidates as may be nominated by the board of directors if any nominee named herein becomes unable to serve or for good cause will not serve. The proxy statement for the Annual Meeting of Stockholders contains a map showing the location of the meeting and information regarding admittance requirements for the meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 10, 2013.

The proxy statement for the Annual Meeting of Stockholders and Annual Report

for the fiscal year ended December 31, 2012 are available at http://wfss.mobular.net/wfss/h/.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

:	(	*
INTERNET	PHONE	MAIL
www.eproxy.com/h	1-800-560-1965
Mark, sign and date your proxy
Use the Internet to vote your proxy	Use a touch-tone telephone to	card and return it in the
until 11:59 p.m. (CT) on	vote your proxy until 11:59 p.m. (CT)	postage-paid envelope provided.
June 9, 2013.	on June 9, 2013.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.